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                                                                Exhibit 10.22

                                                            EXECUTION VERSION

                         SECOND AMENDED AND RESTATED
                              CREDIT AGREEMENT

                          Dated as of March 25, 2004

                                    Among

                   THE FINANCIAL INSTITUTIONS NAMED HEREIN

                               as the Lenders
                               --------------

                            BANK OF AMERICA, N.A.

                         as the Administrative Agent
                         ---------------------------

                       BANC OF AMERICA SECURITIES, LLC

                 as the Lead Arranger and Sole Book Manager
                 ------------------------------------------

                          FLEET CAPITAL CORPORATION
                                     and
                     WACHOVIA BANK, NATIONAL ASSOCIATION

                        as the Co-Syndication Agents
                        ----------------------------

                             JPMORGAN CHASE BANK
                                     and
                    GENERAL ELECTRIC CAPITAL CORPORATION

                       as the Co-Documentation Agents
                       ------------------------------

                               MAIL-WELL, INC.

                                  as Parent
                                  ---------

                           MAIL-WELL I CORPORATION
                                     and
                         certain of its subsidiaries

                              as the Borrowers
                              ----------------


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                              TABLE OF CONTENTS

Section                                                                    Page
-------                                                                    ----

ARTICLE 1 LOANS AND LETTERS OF CREDIT.........................................1
         1.1      Total Facility..............................................1
         1.2      Revolving Loans.............................................2
         1.3      [INTENTIONALLY DELETED].....................................5
         1.4      Letters of Credit...........................................5
         1.5      Bank Products...............................................8

ARTICLE 2 INTEREST AND FEES...................................................8
         2.1      Interest....................................................8
         2.2      Continuation and Conversion Elections.......................9
         2.3      Maximum Interest Rate......................................10
         2.4      Agent's Fees...............................................11
         2.5      Unused Line Fee............................................11
         2.6      Letter of Credit Fee.......................................11

ARTICLE 3 PAYMENTS AND PREPAYMENTS...........................................11
         3.1      Revolving Loans............................................11
         3.2      Termination of Facility....................................11
         3.3      Mandatory Reductions of Maximum PP&E Loan Amount...........12
         3.4      [INTENTIONALLY DELETED]....................................13
         3.5      LIBOR Rate Loan Prepayments................................13
         3.6      Payments by the Borrowers..................................13
         3.7      Payments as Revolving Loans................................13
         3.8      Apportionment, Application and Reversal of Payments........13
         3.9      Indemnity for Returned Payments............................14
         3.10     Agent's and Lenders' Books and Records; Monthly Statements.14

ARTICLE 4 TAXES, YIELD PROTECTION AND ILLEGALITY.............................15
         4.1      Taxes......................................................15
         4.2      Illegality.................................................16
         4.3      Increased Costs and Reduction of Return....................16
         4.4      Funding Losses.............................................17
         4.5      Inability to Determine Rates...............................17
         4.6      Certificates of Agent......................................17
         4.7      Removal of Affected Lender.................................18
         4.8      Survival...................................................18

ARTICLE 5 BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES..................18
         5.1      Books and Records..........................................18
         5.2      Financial Information......................................18
         5.3      Notices to the Agent.......................................21

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                        Second Amended and Restated
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ARTICLE 6 GENERAL WARRANTIES AND REPRESENTATIONS.............................23
         6.1      Authorization, Validity, and Enforceability of this
                  Agreement and the Loan Documents...........................23
         6.2      Validity and Priority of Security Interest.................24
         6.3      Organization and Qualification; Subsidiaries and
                  Affiliates.................................................24
         6.4      Corporate Name; Prior Transactions.........................24
         6.5      [INTENTIONALLY DELETED]....................................24
         6.6      Financial Statements and Projections.......................24
         6.7      Capitalization.............................................25
         6.8      Solvency...................................................25
         6.9      Debt.......................................................25
         6.10     Distributions..............................................25
         6.11     Real Estate; Leases........................................25
         6.12     Proprietary Rights.........................................25
         6.13     Trade Names................................................26
         6.14     Litigation.................................................26
         6.15     Labor Disputes.............................................26
         6.16     Environmental Laws.........................................26
         6.17     No Violation of Law........................................27
         6.18     No Default.................................................27
         6.19     ERISA Compliance...........................................27
         6.20     Taxes......................................................28
         6.21     Regulated Entities.........................................28
         6.22     Use of Proceeds; Margin Regulations........................29
         6.23     Copyrights, Patents, Trademarks and Licenses, etc..........29
         6.24     No Material Adverse Effect.................................29
         6.25     Full Disclosure............................................29
         6.26     Material Agreements........................................29
         6.27     Bank Accounts..............................................29
         6.28     Governmental Authorization.................................29
         6.29     Senior Debt................................................30

ARTICLE 7 AFFIRMATIVE AND NEGATIVE COVENANTS.................................30
         7.1      Taxes and Other Obligations................................30
         7.2      Legal Existence and Good Standing..........................30
         7.3      Compliance with Law and Agreements; Maintenance of
                  Licenses...................................................30
         7.4      Maintenance of Property; Inspection of Property............31
         7.5      Insurance..................................................31
         7.6      Insurance and Condemnation Proceeds........................32
         7.7      Environmental Laws.........................................32
         7.8      Compliance with ERISA......................................34
         7.9      Mergers, Consolidations or Sales...........................34
         7.10     Distributions; Restricted Investments......................35
         7.11     Transactions Affecting Collateral or Obligations...........36
         7.12     Guaranties.................................................36
         7.13     Debt.......................................................36
         7.14     Prepayment.................................................38

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                        Second Amended and Restated
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         7.15     Transactions with Affiliates...............................38
         7.16     Investment Banking and Finder's Fees.......................38
         7.17     Business Conducted.........................................39
         7.18     Liens......................................................39
         7.19     Sale and Leaseback Transactions............................39
         7.20     Additional Subsidiaries....................................39
         7.21     Fiscal Year................................................40
         7.22     Fixed Charge Coverage Ratio................................40
         7.23     Minimum Availability.......................................41
         7.24     Use of Proceeds............................................41
         7.25     Proceeds from Surplus Cash Deposits........................41
         7.26     Excess Collections, Investments etc........................41
         7.27     Specified Canadian Guarantors..............................41
         7.28     Further Assurances.........................................41

ARTICLE 8 CONDITIONS OF LENDING..............................................42
         8.1      Conditions Precedent to Making of Loans on the Initial
                  Funding Date...............................................42
         8.2      Conditions Precedent to Each Loan..........................43

ARTICLE 9 DEFAULT; REMEDIES..................................................44
         9.1      Events of Default..........................................44
         9.2      Remedies...................................................47

ARTICLE 10 TERM AND TERMINATION..............................................48
         10.1     Term and Termination.......................................48

ARTICLE 11 AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS......49
         11.1     Amendments and Waivers.....................................49
         11.2     Assignments; Participations................................50

ARTICLE 12 THE AGENT.........................................................52
         12.1     Appointment and Authorization..............................52
         12.2     Delegation of Duties.......................................53
         12.3     Liability of Agent.........................................53
         12.4     Reliance by Agent..........................................53
         12.5     Notice of Default..........................................54
         12.6     Credit Decision............................................54
         12.7     Indemnification............................................54
         12.8     Agent in Individual Capacity...............................55
         12.9     Successor Agent............................................55
         12.10    Withholding Tax............................................55
         12.11    Collateral Matters.........................................57
         12.12    Restrictions on Actions by Lenders; Sharing of Payments....58
         12.13    Agency for Perfection......................................59
         12.14    Payments by Agent to Lenders...............................59
         12.15    Settlement.................................................59

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                         Second Amended and Restated
                              Credit Agreement


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         12.16    Letters of Credit; Intra-Lender Issues.....................62
         12.17    Concerning the Collateral and the Related Loan Documents...64
         12.18    Field Audit and Examination Reports; Disclaimer by Lenders.65
         12.19    Relation Among Lenders.....................................65
         12.20    Co-Agents..................................................66

ARTICLE 13 JOINT AND SEVERAL LIABILITY OF BORROWERS; GUARANTY................66
         13.1     Joint and Several Liability of Borrowers...................66
         13.2     Contribution and Indemnification among the Borrowers.......67
         13.3     Waiver.....................................................68
         13.4     Independent Investigation..................................69
         13.5     Stay of Acceleration.......................................70
         13.6     Subrogation................................................70
         13.7     Cumulative Remedies........................................70
         13.8     Additional Waivers.........................................70
         13.9     Survival...................................................71

ARTICLE 14 MISCELLANEOUS.....................................................71
         14.1     No Waivers; Cumulative Remedies............................71
         14.2     Severability...............................................71
         14.3     Governing Law; Choice of Forum; Service of Process.........71
         14.4     WAIVER OF JURY TRIAL.......................................73
         14.5     Survival of Representations and Warranties.................73
         14.6     Other Security and Guaranties..............................74
         14.7     Fees and Expenses..........................................74
         14.8     Notices....................................................74
         14.9     Waiver of Notices..........................................75
         14.10    Binding Effect.............................................76
         14.11    Indemnity of the Agent and the Lenders by the Borrowers....76
         14.12    Limitation of Liability....................................77
         14.13    Final Agreement............................................77
         14.14    Counterparts...............................................77
         14.15    Captions...................................................77
         14.16    Right of Setoff............................................77
         14.17    Confidentiality............................................78
         14.18    Conflicts with Other Loan Documents........................79
         14.19    Designation of Mail-Well I as Agent of Borrowers...........79
         14.20    [INTENTIONALLY DELETED]....................................79
         14.21    Release of Real Estate Collateral..........................79
         14.22    No Novation................................................79

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                              Credit Agreement


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                       ANNEXES, EXHIBITS AND SCHEDULES

ANNEX A   - DEFINED TERMS


EXHIBIT A - FORM OF REVOLVING LOAN NOTE
EXHIBIT B - FORM OF BORROWING BASE CERTIFICATE
EXHIBIT C - FINANCIAL STATEMENTS
EXHIBIT D - FORM OF NOTICE OF BORROWING
EXHIBIT E - FORM OF NOTICE OF CONTINUATION/CONVERSION
EXHIBIT F - FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
SCHEDULE C-1 -  LENDERS' COMMITMENTS (ANNEX A - DEFINED TERMS)
SCHEDULE P-1 -  REAL ESTATE HELD FOR SALE (ANNEX A - DEFINED TERMS)
SCHEDULE 6.3 -  ORGANIZATION AND QUALIFICATIONS; SUBSIDIARIES AND AFFILIATES
SCHEDULE 6.4 -  CORPORATE NAMES; PRIOR TRANSACTIONS
SCHEDULE 6.7 -  CAPITALIZATION
SCHEDULE 6.9 -  DEBT
SCHEDULE 6.11 - REAL ESTATE; LEASES
SCHEDULE 6.12 - PROPRIETARY RIGHTS
SCHEDULE 6.13 - TRADE NAMES
SCHEDULE 6.14 - LITIGATION
SCHEDULE 6.15 - LABOR DISPUTES
SCHEDULE 6.16 - ENVIRONMENTAL LAW
SCHEDULE 6.18 - DEFAULTS
SCHEDULE 6.19 - ERISA COMPLIANCE
SCHEDULE 6.26 - MATERIAL AGREEMENTS
SCHEDULE 6.27 - BANK ACCOUNTS
SCHEDULE 7.5 -  INSURANCE
SCHEDULE 7.12 - GUARANTIES

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                        Second Amended and Restated
                              Credit Agreement


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                SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         This Second Amended and Restated Credit Agreement, dated as of
March 25, 2004 (this "Agreement"), among the financial institutions from time to time parties hereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), Bank of America, N.A., with an office at 55 South Lake Avenue, Suite 900, Pasadena, California 91101, as administrative agent for the Lenders (in its capacity as agent, the "Agent"), Mail-Well, Inc., a Colorado corporation ("Parent"), Mail-Well I Corporation, a Delaware corporation ("Mail-Well I"), and those Subsidiaries of Mail-Well I set forth on the signature pages hereto or which hereafter become parties hereto in accordance with the terms of this Agreement (Mail-Well I and each such Subsidiary, individually, a "Borrower", and, collectively, the "Borrowers").

                             W I T N E S S E T H:
                             - - - - - - - - - -

         WHEREAS, Parent, Mail-Well I, and certain other Subsidiaries of Parent, the several financial institutions from time to time party thereto and the Agent have entered into an Amended and Restated Credit Agreement, dated as of June 27, 2002 (as amended, the "Original Credit Agreement");

         WHEREAS, the Borrowers have requested Agent and the Lenders to amend and restate the terms of the Original Credit Agreement;

         WHEREAS, Agent and the Lenders have agreed to amend and restate the terms of the Original Credit Agreement upon the terms and conditions set forth in this Agreement;

         WHEREAS, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed thereto in Annex A which is attached hereto and incorporated herein; the rules of construction contained therein shall govern the interpretation of this Agreement, and all Annexes, Exhibits and Schedules attached hereto are incorporated herein by reference;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Lenders, the Agent, Parent, and the Borrowers hereby agree to amend and restate the Original Credit Agreement as follows.

                                 ARTICLE 1
                         LOANS AND LETTERS OF CREDIT
                         ---------------------------

         1.1   Total Facility. Subject to all of the terms and conditions of
               --------------
this Agreement, the Lenders agree to make available a total credit facility of up to $300,000,000 (the "Total Facility") to the Borrowers from time to time during the term of this Agreement. The Total Facility shall be composed of a revolving line of credit consisting of Revolving Loans and Letters of Credit described herein.

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                        Second Amended and Restated
                              Credit Agreement


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         1.2   Revolving Loans.
               ---------------

               (a) (i)  Amounts. Subject to the satisfaction of the conditions
                        -------
precedent set forth in Article 8, and except for Non-Ratable Loans and Agent
                       ---------
Advances, each Lender severally, but not jointly, agrees, upon a Borrower's request from time to time on any Business Day during the period from the Closing Date to the Termination Date, to make revolving loans (the
"Revolving Loans") to the Borrowers in aggregate amounts not to exceed such Lender's Pro Rata Share of the Availability. The Lenders, however, in their unanimous discretion, may, on one or more occasions, elect to make Revolving Loans, or issue or arrange to have issued Letters of Credit, in excess of Availability, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of Availability for Borrowers or to be obligated to exceed such limits on any other occasion. If any
Borrowing would exceed Availability, the Lenders may refuse to make or otherwise restrict the making of Revolving Loans to Borrowers, as the
Lenders determine until such excess has been eliminated, subject to the Agent's authority, in its sole discretion, to make Agent Advances pursuant to the terms of Section 1.2(i). The entire unpaid balance of the Revolving
                --------------
Loans and all other non-contingent Obligations (other than Bank Products) shall be immediately due and payable in full in immediately available funds on the Termination Date.

                   (ii) Revolving Loan Notes. At the request of any Lender,
                        --------------------
Borrowers shall execute and deliver to such Lender a promissory note to evidence the Revolving Loans of that Lender. Each note shall be in the principal amount of the Lender's Pro Rata Share of the Revolving Loan Commitments, dated the date hereof and substantially in the form of Exhibit A
                                                                    ---------
(such promissory note, together with any new note issued pursuant to
Section 11.2 upon the assignment of any portion of such Lender's Loans and
------------
Commitment being hereafter referred to as a "Revolving Loan Note" and, collectively with any other such notes, the "Revolving Loan Notes"). Each Revolving Loan Note shall represent the obligation of each Borrower to pay the amount of Lender's Pro Rata Share of the Revolving Loan Commitments, or, if less, such Lender's Pro Rata Share of the aggregate unpaid principal amount of all Revolving Loans to Borrowers, together with interest thereon as prescribed in Section 2.1.
                 -----------

               (b) Procedure for Borrowing.
                   -----------------------

                   (1) Each Borrowing shall be made upon Borrowers' irrevocable written notice delivered to the Agent in the form of a notice of borrowing ("Notice of Borrowing"), which must be received by the Agent prior to (i) 12:00 noon (Los Angeles time) 3 Business Days prior to the requested Funding Date, in the case of LIBOR Rate Loans and (ii) 10:00 a.m. (Los Angeles time) on the requested Funding Date, in the case of Base Rate Loans, specifying:

                        (A) the amount of the Borrowing, which in the case of a LIBOR Rate Loan must equal or exceed $1,000,000 (and increments of $1,000,000 in excess of such amount);

                        (B) the requested Funding Date, which must be a Business Day;

                                    S-2
                        Second Amended and Restated
                              Credit Agreement


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                        (C) whether the Revolving Loans requested are to be
Base Rate Revolving Loans or LIBOR Revolving Loans (and if not specified, it shall be deemed a request for a Base Rate Revolving Loan); and

                        (D) the duration of the Interest Period for LIBOR Revolving Loans (and if not specified, it shall be deemed a request for an Interest Period of one month); provided, however, that with respect to the
                               --------  -------
Borrowings to be made on the Initial Funding Date, such Borrowing will consist of Base Rate Revolving Loans only.

                   (2) In lieu of delivering a Notice of Borrowing, Administrative Borrower may give the Agent telephonic notice of such request for advances to the Designated Account on or before the deadline set forth above. The Agent at all times shall be entitled to rely on such telephonic notice in making such Revolving Loans, regardless of whether any written confirmation is received.

                   (3) Borrowers shall not have a right to request a LIBOR Rate Loan while a Default or Event of Default has occurred and is continuing.

               (c) Reliance upon Authority. Prior to the Closing Date,
                   -----------------------
Borrowers shall deliver to the Agent a notice setting forth the account of such Borrowers (the "Designated Account") to which the Agent is authorized to transfer the proceeds of the Revolving Loans requested hereunder by Borrowers. Borrowers may designate a replacement account from time to time by written notice. Such Designated Accounts must be reasonably satisfactory to the Agent. The Agent is entitled to rely conclusively on any person's request for Revolving Loans on behalf of any Borrower, so long as the proceeds thereof are to be transferred to the applicable Designated Account. The Agent has no duty to verify the identity of any individual representing himself or herself as a person authorized by Borrowers to make such requests on its behalf.

               (d) No Liability. The Agent shall not incur any liability
                   ------------
to any Borrower as a result of acting upon any notice referred to in Sections 1.2(b) and (c), which the Agent believes in good faith to have been
---------------     ---
given by an officer or other person duly authorized by Borrowers to request Revolving Loans on behalf of any Borrower. The crediting of Revolving Loans to the Designated Account conclusively establishes the obligation of Borrowers to repay such Revolving Loans as provided herein.

               (e) Notice Irrevocable. Any Notice of Borrowing (or telephonic
                   ------------------
notice in lieu thereof) made pursuant to Section 1.2(b) shall be
                                         --------------
irrevocable. Borrowers shall be bound to borrow the funds requested therein in accordance therewith.

               (f) Agent's Election. Promptly after receipt of a Notice of
                   ----------------
Borrowing (or telephonic notice in lieu thereof), the Agent shall elect to have the terms of Section 1.2(g) or the terms of Section 1.2(h) apply to
                  --------------                 --------------
such requested Borrowing. If the Bank declines in its sole discretion to make a Non-Ratable Loan pursuant to Section 1.2(h), the terms of Section 1.2(g)
                                    --------------               --------------
shall apply to the requested Borrowing.

               (g) Making of Revolving Loans. If Agent elects to have the
                   -------------------------
terms of this Section 1.2(g) apply to a requested Borrowing, then promptly
              --------------
after receipt of a Notice of Borrowing or telephonic notice in lieu thereof, the Agent shall notify the Lenders by telecopy or,

                                    S-3
                        Second Amended and Restated
                              Credit Agreement


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telephone of the requested Borrowing. Each Lender shall transfer its Pro
Rata Share of the requested Borrowing available to the Agent in immediately available funds, to the account from time to time designated by Agent, not later than 12:00 noon (Los Angeles time) on the applicable Funding Date. After the Agent's receipt of all proceeds of such Revolving Loans, the Agent shall make the proceeds of such Revolving Loans available to the Designated Account on the applicable Funding Date by transferring same day funds to the Designated Account, or, with respect to Revolving Loans made on the Initial Funding Date, as Borrowers shall otherwise instruct in writing; provided,
                                                                --------
however, that the amount of Revolving Loans so made on any Funding Date
-------
shall not exceed Availability on that Funding Date.

               (h) Making of Non-Ratable Loans.
                   ---------------------------

                   (A) If Agent elects, with the consent of the Bank, to have the terms of this Section 1.2(h) apply to a requested Borrowing, the
                       --------------
Bank shall make a Revolving Loan in the amount of that Borrowing available on the applicable Funding Date by transferring same day funds to the Designated Account. Each Revolving Loan made solely by the Bank pursuant to this Section is herein referred to as a "Non-Ratable Loan", and such Revolving Loans are collectively referred to as the "Non-Ratable Loans." Each Non-Ratable Loan shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to the Bank solely for its own account. The aggregate amount of Non-Ratable Loans outstanding at any time shall not exceed $30,000,000. The Agent shall not request the Bank to make any Non-Ratable Loan if (1) the Agent has received written notice from any Lender that one or more of the applicable conditions precedent set forth in Article 8 will not be satisfied
                                             ---------
on the requested Funding Date for the applicable Borrowing, and such conditions have not been waived in accordance with this Agreement or (2) the requested Borrowing would exceed Availability on that Funding Date.

                   (B) The Non-Ratable Loans shall be secured by the Agent's Liens in and to the Collateral and shall constitute Base Rate Revolving Loans and Obligations hereunder.

               (i) Agent Advances.
                   --------------

                   (A) Subject to the limitations set forth below, the Agent is authorized by each Borrower and the Lenders (and with concurrent notice to the Lenders), from time to time in the Agent's reasonable credit judgment, (A) after the occurrence of a Default or an Event of Default, or
(B) at any time that any of the other conditions precedent set forth in
Article 8 have not been satisfied, to make Base Rate Revolving Loans to such
---------
Borrower on behalf of the Lenders in an aggregate amount outstanding at any time for all Borrowers not to exceed the lesser of (w) $10,000,000 or (x)
10% of the Borrowing Base which the Agent, in its reasonable business judgment, deems necessary or desirable (1) to preserve or protect the Collateral, or any portion thereof, (2) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations (other than Bank Products), or (3) to pay any other amount chargeable to such Borrower pursuant to the terms of this Agreement, including costs, fees and expenses as described in Section 13.7 (any of such advances are herein
                         ------------
referred to as "Agent Advances"); provided, that (y) in no event shall Agent
                                  --------
make Agent Advances which would cause the Aggregate Revolver Outstandings at any time to exceed the Maximum Revolver Amount and (z) the Majority Lenders may at any time revoke the Agent's authorization to make Agent

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                        Second Amended and Restated
                              Credit Agreement


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Advances. Any such revocation must be in writing and shall become effective prospectively upon the Agent's receipt thereof.

                   (B) The Agent Advances shall be secured by the Agent's Liens in and to the Collateral and shall constitute Base Rate Revolving Loans and Obligations hereunder.

         1.3   [INTENTIONALLY DELETED]

         1.4   Letters of Credit.
               -----------------

               (a) Agreement to Issue or Cause to Issue. Subject to the terms
                   ------------------------------------
and conditions of this Agreement, the Agent agrees (i) to cause the Letter of Credit Issuer to issue for the account of any Borrower one or more commercial/documentary and standby letters of credit ("Letter of Credit") and/or (ii) to provide credit support or other enhancement to a Letter of Credit Issuer acceptable to Agent, which issues a Letter of Credit for the account of any Borrower (any such credit support or enhancement being herein referred to as a "Credit Support") from time to time during the term of this Agreement.

               (b) Amounts; Outside Expiration Date. The Agent shall not
                   --------------------------------
issue or cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit at any time if: (i) the maximum face amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (ii) the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from the relevant Borrower in connection with the opening thereof would exceed Availability at such time; or (iii) such Letter of Credit has an expiration date less than 30 days prior to the Stated Termination Date or more than 12 months from the date of issuance for standby letters of credit and 180 days for documentary letters of credit. With respect to any Letter of Credit which contains any "evergreen" or automatic renewal provision, and subject to the satisfaction of the other conditions of this Section 1.4, each Lender
                                                    -----------
shall be deemed to have consented to any such extension or renewal unless any such Lender shall have provided to the Agent, written notice that it declines to consent to any such extension or renewal at least 30 days prior to the date on which the Letter of Credit Issuer is entitled to decline to extend or renew the Letter of Credit. If all of the requirements of this
Section 1.4 are met and no Default or Event of Default has occurred and is
-----------
continuing, no Lender shall decline to consent to any such extension or renewal.

               (c) Other Conditions. In addition to conditions precedent
                   ----------------
contained in Article 8, the Agent may not issue or cause to be issued any
             ---------
Letter of Credit or provide Credit Support for any Letter of Credit unless each of the following conditions precedent having been satisfied in a manner reasonably satisfactory to the Agent:

                   (1) Such Borrower shall have delivered to the Letter of Credit Issuer, at such times and in such manner as such Letter of Credit Issuer may prescribe, an application in form and substance satisfactory to such Letter of Credit Issuer and reasonably satisfactory to the Agent for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form, terms and purpose of the proposed Letter of Credit shall be reasonably satisfactory to the Agent and the Letter of Credit Issuer; and

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                        Second Amended and Restated
                              Credit Agreement


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                   (2)  As of the date of issuance, no order of any court,
arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed Letter of Credit Issuer refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

               (d) Issuance of Letters of Credit.
                   -----------------------------

                   (1)  Request for Issuance. Borrowers must notify the Agent
                        --------------------
of a requested Letter of Credit at least 3 Business Days prior to the proposed issuance date. Such notice shall be irrevocable and must specify the original face amount of the Letter of Credit requested, the Business Day of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the Business Day on which the requested Letter of Credit is to expire, the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. Borrowers shall attach to such notice the proposed form of the Letter of Credit.

                   (2)  Responsibilities of the Agent; Issuance. As of the
                        ---------------------------------------
Business Day immediately preceding the requested issuance date of the Letter of Credit, the Agent shall determine the amount of the applicable Unused Letter of Credit Subfacility and Availability. If (i) the face amount of the requested Letter of Credit is less than the Unused Letter of Credit Subfacility and (ii) the amount of such requested Letter of Credit and all commissions, fees, and charges due from the relevant Borrower in connection with the opening thereof would not exceed Availability, the Agent shall cause the Letter of Credit Issuer to issue the requested Letter of Credit on the requested issuance date so long as the other conditions set forth in this Agreement, including without limitation this Section 1.4 and Article 8
                                                  -----------     ---------
are met.

                   (3)  No Extensions or Amendment. The Agent shall not be
                        --------------------------
obligated to cause the Letter of Credit Issuer to extend or amend any Letter of Credit issued pursuant hereto unless the requirements of this Section 1.4
                                                                 -----------
are met as though a new Letter of Credit were being requested and issued.

               (e) Payments Pursuant to Letters of Credit. Each Borrower agrees
                   --------------------------------------
to reimburse immediately the Letter of Credit Issuer for any draw under any Letter of Credit issued for the benefit of any Borrower and the Agent for the account of the Lenders upon any payment pursuant to any Credit Support, and to pay the Letter of Credit Issuer the amount of all other charges and fees payable to the Letter of Credit Issuer in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which such Borrower may have at any time against the Letter of Credit Issuer or any other Person. Each drawing under any Letter of Credit shall constitute a request by the applicable Borrower to the Agent for a Borrowing of a Base Rate Revolving Loan in the amount of such drawing. The Funding Date with respect to such borrowing shall be the date of such drawing.

                                    S-6
                        Second Amended and Restated
                              Credit Agreement

               (f) Indemnification; Exoneration; etc.
                   ---------------------------------

                   (1)  Indemnification. In addition to amounts payable as
                        ---------------
elsewhere provided in this Section 1.4, each Borrower agrees to protect,
                           -----------
indemnify, pay and save the Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which any Lender or the Agent (other than a Lender in its capacity as Letter of Credit Issuer) may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any Credit Support or enhancement in connection therewith. Each Borrower's obligations under this Section shall survive payment of all other Obligations.

                   (2)  Assumption of Risk by the Borrowers. As among the
                        -----------------------------------
Borrowers, the Lenders, and the Agent, each Borrower assumes all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders and the Agent shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority or (I) the Letter of
          -- ----    -- -----
Credit Issuer's honor of a draw for which the draw or any certificate fails to comply in any respect with the terms of the Letter of Credit. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Lender under this Section 1.4(f).
                                             --------------

                   (3)  Exoneration. Without limiting the foregoing, no action
                        -----------
or omission whatsoever by Agent or any Lender (excluding any Lender in its capacity as a Letter of Credit Issuer) shall result in any liability of Agent and/or Lender to any Borrower, or relieve any Borrower of any of its obligations hereunder to any such Person.

                   (4)  Rights Against Letter of Credit Issuer. Nothing
                        --------------------------------------
contained in this Agreement is intended to limit any Borrower's rights, if any, with respect to the Letter of Credit Issuer which arise as a result of the letter of credit application and related documents executed by and between such Borrower and the Letter of Credit Issuer.

                   (5)  Account Party. Each Borrower hereby authorizes and
                        -------------
directs any Letter of Credit Issuer to name such Borrower as the "Account Party" therein and to deliver to

                                    S-7
                        Second Amended and Restated
                              Credit Agreement
the Agent all instruments, documents and other writings and property received by the Letter of Credit Issuer pursuant to the Letter of Credit, and to accept and rely upon the Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.

               (g) Supporting Letter of Credit; Cash Collateral. If,
                   --------------------------------------------
notwithstanding the provisions of Section 1.4(b) and Section 10.1, any
                                  --------------     ------------
Letter of Credit or Credit Support is outstanding upon the termination of this Agreement, then upon such termination, Borrowers shall deposit with the Agent, for the ratable benefit of the Agent and the Lenders, with respect to each Letter of Credit or Credit Support then outstanding, cash ("Cash Collateral") or a standby letter of credit (a "Supporting Letter of Credit") in form and substance satisfactory to the Agent, issued by an issuer satisfactory to the Agent, in each case in an amount equal to the greatest amount for which such Letter of Credit or such Credit Support may be drawn plus any fees and expenses associated with such Letter of Credit or such Credit Support, under which Supporting Letter of Credit the Agent is entitled to draw amounts necessary to reimburse the Agent and the Lenders for payments to be made by the Agent and the Lenders under such Letter of Credit or Credit Support and any fees and expenses associated with such Letter of Credit or Credit Support. Such Supporting Letter of Credit and/or Cash Collateral shall be held by the Agent, for the ratable benefit of the Agent and the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit or such Credit Support remaining outstanding.

               (h) Existing Letters of Credit. Agent, Lenders, Parent and
                   --------------------------
Borrowers acknowledge that the letters of credit identified on Schedule 6.9
                                                               ------------
as being issued by Bank (the "Existing L/Cs") have been issued by Bank under the Original Credit Agreement and remain outstanding. The Existing L/Cs shall constitute Letters of Credit hereunder.

         1.5   Bank Products. Any Borrower may obtain Bank Products from any
               -------------
Lender or any Lender's Affiliates, although no Borrower is required to do so. To the extent Bank Products are provided by a Lender or an Affiliate of a Lender, each Borrower agrees to indemnify and hold the Agent and the other Lenders harmless from any and all costs and obligations now or hereafter incurred by the Agent or the other Lenders related to such Bank Products; provided, however, nothing contained herein is intended to limit such
--------  -------
Borrower's rights, with respect to the Lender or its Affiliates providing the Bank Products, if any, which arise as a result of the execution of documents by and between such Borrower and such Lender or its Affiliates which relate to Bank Products. The agreement contained in this Section shall survive termination of this Agreement. Each Borrower acknowledges and agrees that the obtaining of Bank Products from a Lender or its Affiliates (a) is in the sole and absolute discretion of such Lender or its Affiliates, and
(b) is subject to all rules and regulations of such Lender or its Affiliates.

                                  ARTICLE 2
                              INTEREST AND FEES
                              -----------------

         2.1   Interest.
               --------

               (a) Interest Rates. All outstanding Obligations (other than
                   --------------
Bank Products) shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by

                                    S-8
                        Second Amended and Restated
                              Credit Agreement
law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate plus the Applicable Margins, but not to exceed the Maximum Rate. If at any time, Loans are outstanding with respect to which Borrowers have not delivered to the Agent a notice specifying the basis for determining the interest rate applicable thereto in accordance herewith, those Loans shall bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

                   (i) For all Base Rate Revolving Loans and other Obligations (other than Bank Products or LIBOR Rate Loans) at a fluctuating per annum rate equal to the Base Rate plus the Applicable Margin; and
                                      ----

                   (ii) For all LIBOR Revolving Loans at a per annum rate equal to the LIBOR Rate plus the Applicable Margin.
                        ----

Each change in the Base Rate shall be reflected in the interest rate applicable to Base Rate Loans as of the effective date of such change. All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). Borrowers shall pay to the Agent, for the ratable benefit of Lenders, interest accrued on all Loans in arrears on the first day of each month hereafter and on the Termination Date.

               (b) Default Rate. If any Default or Event of Default occurs and
                   ------------
is continuing and the Agent or the Required Lenders in their discretion so elect, then, while any such Default or Event of Default is continuing, all of the Obligations (other than Bank Products) shall bear interest at the Default Rate applicable thereto.

         2.2   Continuation and Conversion Elections.
               -------------------------------------

               (a) Borrowers may:

                   (i) elect, as of any Business Day, in the case of Base Rate Loans to convert any Base Rate Loans (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into LIBOR Rate Loans; or

                   (ii) elect, as of the last day of the applicable Interest Period, to continue any LIBOR Rate Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);

provided, that if at any time the aggregate amount of LIBOR Rate Loans in
--------
respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such LIBOR Rate Loans shall automatically convert into Base Rate Loans; provided further that if the
                                            -------- -------
notice shall fail to specify the duration of the Interest Period, such Interest Period shall be one month.

                                    S-9
                        Second Amended and Restated
                              Credit Agreement

               (b) Borrowers shall deliver a notice of continuation/conversion ("Notice of Continuation/Conversion") to the Agent not later than 12:00 noon (Los Angeles time) at least 3 Business Days in advance of the Continuation/Conversion Date, if the Loans are to be converted into or continued as LIBOR Rate Loans and specifying:

                   (i)   the proposed Continuation/Conversion Date;

                   (ii) the aggregate amount of Loans to be converted or renewed;

                   (iii) the type of Loans resulting from the proposed conversion or continuation; and

                   (iv) the duration of the requested Interest Period, provided, however, Borrowers may not select an Interest Period that ends
--------  -------
after the Stated Termination Date.

               (c) If upon the expiration of any Interest Period applicable to LIBOR Rate Loans, Borrowers have failed to select timely a new Interest Period to be applicable to LIBOR Rate Loans or if any Default or Event of Default then exists, Borrowers shall be deemed to have elected to convert such LIBOR Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

               (d) The Agent will promptly notify each Lender of its receipt of a Notice of Continuation/Conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

               (e) There may not be more than 10 different LIBOR Rate Loans in effect hereunder at any time.

         2.3   Maximum Interest Rate. In no event shall any interest rate
               ---------------------
provided for hereunder exceed the maximum rate legally chargeable by any Lender under applicable law for such Lender with respect to loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 2.3,
                                                            -----------
have been paid or accrued if the interest rate otherwise set forth in this Agreement had at all times been in effect, then Borrowers shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the excess of (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rate otherwise set forth in this Agreement, at all times, been in effect over (b) the amount of interest actually paid or accrued under this Agreement. If a court of competent jurisdiction determines that the Agent and/or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall

                                    S-10
                        Second Amended and Restated
                              Credit Agreement
automatically be applied to reduce, first the Obligations other than
                                    -----
interest or Bank Products, second interest, and third Bank Products, and if
                           ------               -----
there are no Obligations outstanding, the Agent and/or such Lender shall promptly refund to Borrowers such excess.

         2.4   Agent's Fees. The Borrower agrees to pay Agent the fees (the
               ------------
"Agent's Fees") at the times and in the amounts as set forth in the Agent Fee Letter.

         2.5   Unused Line Fee. On the first day of each month and on the
               ---------------
Termination Date, Borrowers agree to pay to the Agent, for the account of the Lenders, in accordance with their respective Pro Rata Shares, an unused line fee (the "Unused Line Fee") equal to the Applicable Unused Line Fee Margin times the amount by which (a) the Maximum Revolver Amount exceeded
(b) the sum of (i) the average daily outstanding amount of Revolving Loans and (ii) the average daily undrawn face amount of outstanding Letters of Credit, during the immediately preceding month or shorter period if calculated for the first month hereafter or on the Termination Date. The Unused Line Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All principal payments received by the Agent shall be deemed to be credited to the Borrowers' Loan Account immediately upon receipt for purposes of calculating the Unused Line Fee pursuant to this Section 2.5.
     -----------

         2.6   Letter of Credit Fee. Each Borrower agrees to pay to the Agent,
               --------------------
for the account of the Lenders, in accordance with their respective Pro Rata Shares, for each Letter of Credit, a fee (the "Letter of Credit Fee") at a per annum rate equal to the Applicable Margin then in effect for LIBOR Revolving Loans and to Agent for the benefit of the Letter of Credit Issuer a fronting fee of 0.250% per annum of the undrawn face amount of each Letter of Credit, and to the Letter of Credit Issuer, all out-of-pocket costs, fees and expenses incurred by the Letter of Credit Issuer in connection with the application for, processing of, issuance of, or amendment to any Letter of Credit. The Letter of Credit Fee shall be payable monthly in arrears on the first day of each month following any month in which a Letter of Credit is outstanding and on the Termination Date. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

                                 ARTICLE 3
                          PAYMENTS AND PREPAYMENTS
                          ------------------------

         3.1   Revolving Loans. Borrowers shall repay the outstanding principal
               ---------------
balance of the Revolving Loans, plus all accrued but unpaid interest thereon, on the Termination Date. Borrowers may prepay Revolving Loans at any time, and reborrow subject to the terms of this Agreement. In addition, and without limiting the generality of the foregoing, upon demand, Borrowers shall pay to the Agent, for account of the Lenders, the amount, without duplication, by which the Aggregate Revolver Outstandings exceed (a) the lesser of (i) the Borrowing Base or (ii) the Maximum Revolver Amount, less
                                                                      ----
(b) Reserves other than Reserves deducted in the calculation of the Borrowing Base.

         3.2   Termination of Facility. The Borrowers, acting jointly, may
               -----------------------
terminate this Agreement upon at least 30 Business Days' notice to the Agent and the Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation and return of all outstanding Letters of Credit (or the provision of Cash

                                    S-11
                        Second Amended and Restated
                              Credit Agreement

Collateral or a Supporting Letter of Credit in accordance with Section 1.4(g)),
                                                               --------------
(b) the payment in full in cash of all reimbursable expenses and other Obligations (including accrued and unpaid Agent's Fees, but excluding Bank Products (any required repayment of which shall be governed by the documents evidencing the same)), and (c) with respect to any LIBOR Rate
Loans prepaid, payment of the amounts due under Section 4.4, if any.
                                                -----------

         3.3   Mandatory Reductions of Maximum PP&E Loan Amount. The Maximum
               ------------------------------------------------
PP&E Loan Amount shall immediately be permanently reduced:

               (a) in the event of any disposition of Eligible Equipment described in paragraphs (b)(ii)(z), (b)(iii) or (b)(iv) of the definition of
             ---------------------  --------    -------
"Permitted Disposition", by an amount equal to the orderly liquidation value of such Eligible Equipment; provided, however, that (i) if at the time of a
                            --------  -------
disposition of such Eligible Equipment described in paragraphs (b)(ii)(z) or
                                                    ---------------------
(b)(iii) of the definition of "Permitted Disposition" Borrowers have
--------
notified Agent that one or more pieces of Equipment included in such disposition will be replaced (with one or more pieces of either new Eligible Equipment or existing Equipment that will become Eligible Equipment) within 180 days after such disposition, then the reduction to the Maximum PP&E Loan Amount in respect of the Eligible Equipment Borrowers intend to replace shall not be made until after the 180 period has expired, and such reduction shall be offset by the orderly liquidation value of any Eligible Equipment that in fact replaces the disposed of Eligible Equipment within such time period, and (ii) if at the time of a disposition of one or more pieces of Eligible Equipment described in paragraph (b)(iv) of the definition of
                                -----------------
"Permitted Disposition" in which Borrowers acquire one or more pieces of new Eligible Equipment, then the reduction to the Maximum PP&E Loan Amount in respect of the Eligible Equipment that was disposed of shall be offset by the orderly liquidation value of any Eligible Equipment that in fact replaces the disposed of Eligible Equipment; provided further, however, that
                                             -------- -------  -------
the value of such Eligible Equipment for which Borrowers may receive credit under this paragraph shall not exceed the orderly liquidation value of the Eligible Equipment being replaced;

               (b) in the event of any incurrence of Debt secured by Eligible Equipment as described in paragraph (d) of Section 7.13, by an amount equal
                                           ------------
to 100% of the net proceeds of any such Debt; and

               (c) in the event of any receipt of insurance or condemnation proceeds in respect of Eligible Equipment, by an amount equal to 100% of the net proceeds of any such insurance or condemnation proceeds; provided,
                                                             --------
however, that if Borrowers are entitled under Section 7.6(b) to replace,
-------                                       --------------
repair, restore, or rebuild such Eligible Equipment and at the time of delivery to Agent of such proceeds Borrowers have notified the Agent that one or more pieces of the Eligible Equipment with respect to which such insurance or condemnation proceeds were paid ("Lost Equipment") will be replaced (with one or more pieces of either new Eligible Equipment or existing Equipment that will become Eligible Equipment), repaired, restored or rebuilt within 180 days after receipt of such payment, then the reduction to the Maximum PP&E Loan Amount in respect of the Lost Equipment Borrowers intend to replace shall not be made until after the 180 day period has expired, and such reduction shall be offset by the orderly liquidation value of any Eligible Equipment that in fact replaces the Lost Equipment within such time period, provided, that the value of such Eligible Equipment for
                  --------
which Borrowers may

                                    S-12
                        Second Amended and Restated
                              Credit Agreement
receive credit under this paragraph shall not exceed the orderly liquidation value of the Lost Equipment.

         3.4   [INTENTIONALLY DELETED]

         3.5   LIBOR Rate Loan Prepayments. In connection with any prepayment,
               ---------------------------
if any LIBOR Rate Loans are prepaid prior to the expiration date of the Interest Period applicable thereto, such Borrower shall pay to the Lenders the amounts described in Section 4.4.
                         -----------

         3.6   Payments by the Borrowers.
               -------------------------

               (a) All payments to be made by any Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by each Borrower shall be made to the Agent for the account of the Lenders, at the account designated by the Agent and shall be made in Dollars and in immediately available funds, no later than 12:00 noon (Los Angeles time) on the date specified herein. Any payment received by the Agent after such time shall be deemed (for purposes of calculating interest only) to have been received on the following Business Day and any applicable interest shall continue to accrue.

               (b) Subject to the provisions set forth in the definition of "Interest Period", whenever any payment is due on a day other than a Business Day, such payment shall be due on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

         3.7   Payments as Revolving Loans. At the election of Agent, all
               ---------------------------
payments of principal, interest, reimbursement obligations in connection with Letters of Credit and Credit Support for Letters of Credit, fees, premiums, reimbursable expenses and other sums payable hereunder, may be paid from the proceeds of Revolving Loans made hereunder. Each Borrower hereby irrevocably authorizes the Agent to charge the Loan Account for the purpose of paying all amounts from time to time due from any Borrower and agrees that all such amounts charged shall constitute Revolving Loans (including Non-Ratable Loans and Agent Advances).

         3.8   Apportionment, Application and Reversal of Payments. Principal
               ---------------------------------------------------
and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender), and payments of the fees, except for fees payable solely to Agent and the Letter of Credit Issuer shall be apportioned among Lenders on the Initial Funding Date as may be provided in the separate fee letters between Agent and individual Lenders. All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, and all payments received after the occurrence and during the continuance of an
Event of Default, shall be applied, ratably, as follows: first, to pay any
                                                         -----
fees, indemnities or expense reimbursements (excluding any amounts relating to Bank Products) then due to the Agent from Borrowers under this Agreement and any other Loan Document; second, to pay any fees, indemnities, or
                             ------
expense reimbursements (excluding any amount relating to Bank Products) then due to the Lenders from Borrowers under this Agreement and any other Loan Document; third, to pay interest due from Borrowers in respect of all
          -----
Revolving Loans, including Non-Ratable Loans and Agent Advances;

                                    S-13
                        Second Amended and Restated
                              Credit Agreement
fourth, to pay or prepay principal of the Non-Ratable Loans and Agent
------
Advances owed by Borrowers; fifth, to pay or prepay principal of the
                            -----
Revolving Loans (other than Non-Ratable Loans and Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit; sixth, to pay an
                                                           -----
amount to Agent equal to all outstanding Letter of Credit Obligations of Borrowers to be held as Cash Collateral for such Obligations; seventh, to
                                                              -------
the payment of any other Obligation (excluding any amount relating to Bank Products) due to the Agent or any Lender from Borrowers, eighth, to the
                                                         ------
payment of any amount relating to the Bank Products which are subject to a Bank Product Reserve, and ninth, to the payment of any amounts relating to
                          -----
Bank Products that are not subject to a Bank Product Reserve. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by a Borrower, or unless an Event of Default has occurred and is continuing, neither the Agent nor any Lender shall apply any payments which it receives to any LIBOR Rate Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Rate Loan, or (b) in the event, and only to the extent, that there are no outstanding Base Rate Loans and, in any event, Borrowers shall pay LIBOR breakage losses in accordance with
Section 4.4. The Agent and the Lenders shall have the continuing and
-----------
exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations other than Bank Products.

         3.9   Indemnity for Returned Payments. If after receipt of any
               -------------------------------
payment which is applied to the payment of all or any part of the Obligations, the Agent, any Lender, the Bank or any Affiliate of the Bank is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender, the Bank or any Affiliate of the Bank, and the Borrowers shall be liable to pay to the Agent and the Lenders, and hereby indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless for the amount of such payment or proceeds surrendered. The provisions of this Section 3.9
                                                                -----------
shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender, the Bank or any Affiliate of the Bank or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent's, the Bank's and the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this
Section 3.9 shall survive the termination of this Agreement.
-----------

         3.10  Agent's and Lenders' Books and Records; Monthly Statements.
               ----------------------------------------------------------
The Agent shall record the principal amount of the Loans owing to each Lender, the undrawn face amount of all outstanding Letters of Credit and the aggregate amount of unpaid reimbursement obligations outstanding with respect to the Letters of Credit from time to time on its books. In addition, each Lender may note the date and amount of each payment or prepayment of principal of such Lender's Loans in its books and records. Failure by Agent or any Lender to make such notation shall not affect the obligations of the Borrowers with respect to the Loans or the Letters of Credit. Each Borrower agrees that the Agent's and each Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably

                                    S-14
                        Second Amended and Restated
                              Credit Agreement
presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to the Borrowers a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on each Borrower and an account stated (except for reversals and reapplications of payments made as provided in
Section 3.8 and corrections of errors discovered by the Agent), unless such
-----------
Borrower notifies the Agent in writing to the contrary within 30 days after such statement is rendered. In the event a timely written notice of objections is given by a Borrower, only the items to which exception is expressly made will be considered to be disputed by such Borrower.

                                 ARTICLE 4
                   TAXES, YIELD PROTECTION AND ILLEGALITY
                   --------------------------------------

         4.1   Taxes.
               -----

               (a) Any and all payments by each Loan Party to each Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes. In addition, each Loan Party shall pay all Other Taxes.

               (b) The Loan Parties agree to indemnify and hold harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by any Lender or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date such Lender or the Agent makes written demand therefor.

               (c) If any Loan Party shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

                   (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                   (ii) such Loan Party shall make such deductions and withholdings;

                   (iii) such Loan Party shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                   (iv) such Loan Party shall also pay to each Lender or the Agent for the account of such Lender, at the time interest is paid, all additional amounts necessary to preserve the after-tax yield such Lender would have received if such Taxes or Other Taxes had not been imposed.

                                    S-15
                        Second Amended and Restated
                              Credit Agreement


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


               (d) At the Agent's request, within 30 days after the date of any payment by any Loan Party of Taxes or Other Taxes (or, if not then made available to such Loan Party, as soon thereafter as available), such Loan Party shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment reasonably satisfactory to the Agent.

               (e) If any Loan Party is required to pay additional amounts to any Lender or the Agent pursuant to subsection (c) of this Section, then
                                    --------------
such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change its lending office to one in another jurisdiction so as to eliminate any such additional payment by such Loan Party which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

         4.2   Illegality.
               ----------

               (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make LIBOR Rate Loans, then, on notice thereof by that Lender to Borrowers through the Agent, any obligation of that Lender to make LIBOR Rate Loans shall be suspended until that Lender notifies the Agent and Borrowers that the circumstances giving rise to such determination no longer exist.

               (b) If a Lender determines that it is unlawful to maintain any LIBOR Rate Loan to a Borrower, Borrowers shall, upon their receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such LIBOR Rate Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section
                                                                  -------
4.4, either on the last day of the Interest Period thereof, if that Lender
---
may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if that Lender may not lawfully continue to maintain such LIBOR Rate Loans. If Borrowers are required to so prepay any LIBOR Rate Loans, then concurrently with such prepayment, Borrowers shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

         4.3   Increased Costs and Reduction of Return.
               ---------------------------------------

               (a) If any Lender determines that due to either (i) the introduction of or any change in the interpretation of any law or regulation or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, then Borrowers shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

               (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in

                                    S-16
                        Second Amended and Restated
                              Credit Agreement


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

the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender or any corporation or other entity controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation or other entity controlling such Lender and (taking into consideration such Lender's or such corporation's or other entity's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, Loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Borrowers through the Agent, the Borrowers shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

         4.4   Funding Losses. Borrowers shall reimburse each Lender and
               --------------
hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

               (a) the failure of Borrowers to make on a timely basis any payment of principal of any LIBOR Rate Loan;

               (b) the failure of Borrowers to borrow, continue or convert a Loan after Administrative Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Continuation/Conversion; or

               (c) the prepayment or other payment (including after acceleration thereof) of any LIBOR Rate Loans on a day that is not the last day of the relevant Interest Period;

including any such loss of anticipated profit and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. Borrowers shall also pay any customary administrative fees charged by any Lender in connection with the foregoing.

         4.5   Inability to Determine Rates. If the Agent determines that for
               ----------------------------
any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed
LIBOR Rate Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Borrowers and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, Administrative Borrower may revoke any Notice of Borrowing or Notice of Continuation/Conversion then submitted by it. If Administrative Borrower does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by Administrative Borrower, in the amount specified in the applicable notice submitted by Administrative Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Rate Loans.

         4.6   Certificates of Agent. If any Lender claims reimbursement or
               ---------------------
compensation under this Article 4, Agent shall determine the amount thereof
                        ---------
and shall deliver to the Borrowers (with a copy to the affected Lender) a certificate setting forth in reasonable detail the amount payable

                                    S-17
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                              Credit Agreement


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

to the affected Lender, and such certificate shall be conclusive and binding on the Borrowers in the absence of manifest error.

         4.7   Removal of Affected Lender. At Borrowers' request, the Agent or
               --------------------------
an Eligible Assignee reasonably acceptable to the Agent and Borrowers shall have the right (but not the obligation) to purchase from any Lender (other than Agent) that has requested compensation under Sections 4.1 or 4.3, or
                                                  ------------    ---
suspended making LIBOR Rate Loans under Sections 4.2 or 4.5 (in each case an
                                        ------------    ---
"Affected Lender"), and each Affected Lender shall, upon such request, sell and assign to the Agent or such Eligible Assignee, all of the Affected Lender's outstanding Commitments hereunder. Such sale shall be consummated promptly after Agent has arranged for a purchase by Agent or an Eligible Assignee pursuant to an Assignment and Acceptance, and at a price equal to the outstanding principal balance of the Affected Lender's Loans, plus accrued interest and fees, without premium or discount.

         4.8   Survival. The agreements and obligations of the Borrowers in
               --------
this Article 4 shall survive the payment of all other Obligations.
     ---------

                                  ARTICLE 5
              BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES
              -------------------------------------------------

         5.1   Books and Records. Parent shall, and shall cause each of its
               -----------------
Subsidiaries to maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a).
                                                          --------------
Parent shall, and shall cause each of its Subsidiaries to, by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of property and bad debts, all in accordance with GAAP. Parent shall, and shall cause each of its Subsidiaries to maintain at all times books and records pertaining to the Collateral in such detail, form and scope as the Agent or any Lender shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts; (b) the return, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Collateral.

         5.2   Financial Information. Parent shall, and shall cause each of its
               ---------------------
Subsidiaries to promptly furnish to the Agent, all such financial information as the Agent shall reasonably request. Sufficient hard copies or an electronic version of all such financial information shall be delivered to the Agent by Parent and its Subsidiaries to enable the Agent to deliver such information to each Lender. Without limiting the foregoing, Parent and the Borrowers will furnish to the Agent, in such detail as the Agent or the Lenders shall request, the following:

               (a) As soon as available, but in any event not later than 90 days after the close of each Fiscal Year, consolidated audited balance sheets, and income statements, cash flow statements and changes in stockholders' equity for Parent and its Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of Parent and its consolidated Subsidiaries as at the date thereof and for

                                    S-18
                        Second Amended and Restated
                              Credit Agreement


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

the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in accordance with generally accepted auditing standards by and accompanied by a report thereon unqualified in any respect of independent certified public accountants selected by Parent and reasonably satisfactory to the Agent. Parent and the Borrowers hereby authorize the Agent to communicate directly with their certified public accountants with the approval of, or in the presence of, a Responsible Officer of Parent, and, by this provision, authorize those accountants to disclose to the Agent with the approval of, or in the presence of, a Responsible Officer of Parent, any and all financial statements and other supporting financial documents and schedules relating to Parent and its Subsidiaries and to discuss directly with the Agent with the approval of, or in the presence of, a Responsible Officer of Parent, the finances and affairs of Parent and its Subsidiaries;

               (b) As soon as available, but in any event not later than
30 days after the end of each of the first two months of each fiscal quarter, and not later than 45 days after the end of the third month of each fiscal quarter, consolidated and consolidating (by business segment) unaudited balance sheets of Parent and its consolidated Subsidiaries as at the end of such month, and consolidated and consolidating (by business segment) unaudited income statements and cash flow statements for Parent and its consolidated Subsidiaries for such month and for the period from the beginning of the Fiscal Year to the end of such month, all in reasonable detail, fairly presenting the financial position and results of operations of Parent and its consolidated Subsidiaries as at the date thereof and for such periods, and, in each case, in comparable form, figures for the corresponding period in the prior Fiscal Year and (if such month is the last month in a fiscal quarter) in the forecast of Parent and its Subsidiaries delivered pursuant to Section 5.2(e), and prepared (except for consolidating
                      --------------
statements) in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 5.2(a).
                                                          --------------
Parent shall certify by a certificate signed by a Responsible Officer that all such statements have been prepared (except for consolidating statements) in accordance with GAAP and present fairly the financial position of Parent and its Subsidiaries as at the dates thereof and its results of operations for the periods then ended, subject to the absence of notes and normal year-end adjustments;

               (c) [intentionally deleted]

               (d) With each of the annual audited Financial Statements delivered pursuant to Section 5.2(a), and with each of the monthly
                      --------------
unaudited Financial Statements delivered pursuant to Section 5.2(b), a
                                                     --------------
certificate of a Responsible Officer of Parent setting forth in reasonable detail the calculations required to establish that Parent and its Subsidiaries were in compliance with the covenants set forth in Section 7.22
                                                                ------------
during the period covered (excluding the comparable prior period) in such Financial Statements and as at the end thereof. Within 30 days after the end of each month, a certificate of a Responsible Officer of Parent (1) stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of the Loan Parties contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time, except for those that speak as of a particular date, (B) the Loan Parties are, at the date of such certificate, in compliance in all material respects with all of their respective covenants and agreements in this Agreement and the other Loan Documents, and (C) no Default or Event of Default then exists or existed during the period covered by the Financial Statements for such

                                    S-19
                        Second Amended and Restated
                              Credit Agreement


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

month, and (2) describing and analyzing in reasonable detail all material trends, changes, and developments in each and all Financial Statements, and explaining the variances of the figures in the corresponding budgets and prior Fiscal Year financial statements, which explanations, descriptions, and analysis to be given pursuant to this Section 5.2(d)(2) shall be
                                          -----------------
satisfied by the availability to Agent of the discussion appearing in the "Management's Discussion and Analysis of Financial Condition and Results of Operation" sections of either Parent's Annual Report on Form 10-K or Parent's Quarterly Report on Form 10-Q. If any such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Loan Parties have taken or propose to take with respect thereto;

               (e) No later than the fifteenth day of each Fiscal Year, annual forecasts (to include forecasted consolidated and consolidating (by business segment) balance sheets, income statements and cash flow statements) for Parent and its Subsidiaries as at the end of and for each month of such Fiscal Year;

               (f) Promptly after filing with the PBGC, the IRS, or any other Governmental Authority, a copy of each annual report or other filing filed with respect to each Plan or Foreign Plan of Parent and any of its Subsidiaries; and upon request by Agent, from time to time, a company prepared report respecting each Plan or Foreign Plan reflecting the current actuarial calculations for such Plan or Foreign Plan and indicating the extent, if any, by which the assets in such Plan or Foreign Plan are insufficient to pay anticipated future benefits as they become due;

               (g) Promptly upon the filing thereof, copies of all reports, if any, to or other documents filed by Parent or any of its Subsidiaries with the Securities and Exchange Commission under the Exchange Act, and all reports, notices, or statements sent or received by Parent or any of its Subsidiaries to or from the holders of any equity interests of Parent (other than routine non-material correspondence sent by shareholders of Parent to Parent) or any such Subsidiary or of any Debt of Parent or any of its Subsidiaries registered under the Securities Act of 1933 or to or from the trustee under any indenture under which the same is issued;

               (h) As soon as available, but in any event not later than 15 days after any Loan Party's receipt thereof, a copy of all management reports and management letters prepared for such Loan Party by any independent certified public accountants;

               (i) Promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which Parent makes available to its shareholders;

               (j) If requested by the Agent and subject to the
confidentiality provisions of Section 14.17, promptly after filing with the
                              -------------
IRS, a copy of each tax return filed by Parent or by any of its Subsidiaries;

               (k) As soon as available, but in any event within 20 days after the end of each fiscal month (for such fiscal month), a Borrowing Base Certificate, and supporting information in accordance with Section 9 of the
                                                           ---------
Security Agreement, and, in addition, if Availability has dropped below (i) $30,000,000 at any time, or (ii) $35,000,000 for 5 consecutive Business Days,

                                    S-20
                        Second Amended and Restated
                              Credit Agreement



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


then a report of sales and collections and an accounts receivable roll-forward by Wednesday of each week, respecting the prior week;

               (l) The Parent shall cause the Canadian Guarantors to furnish to the Agent, from time to time upon the request of the Agent, statements of all its bank accounts, including, without limitation, all of its Canadian bank accounts, and promptly upon opening any new bank accounts, a statement of any such new bank account, all such statements to be treated as confidential pursuant to Section 14.17; and
                         -------------

               (m) Such additional information as the Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of Parent or any Subsidiary thereof.

         5.3   Notices to the Agent. Parent or the Borrowers shall notify the
               --------------------
Agent in writing of the following matters at the following times:

               (a) Immediately after becoming aware of any Default or Event of Default;

               (b) Immediately after becoming aware of the assertion by the holder of any capital stock of Parent or of any of its Subsidiaries or the holder of any Debt of Parent or any such Subsidiary in a face amount in excess of $1,000,000 that a default exists with respect thereto or that Parent or such Subsidiary is not in compliance with the terms thereof, or the threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance;

               (c) Immediately after becoming aware of any event or circumstance which could reasonably be expected to have a Material Adverse Effect;

               (d) Immediately after becoming aware of any pending or threatened action, suit, or proceeding, by any Person, or any pending or threatened investigation by a Governmental Authority, which could reasonably be expected to have a Material Adverse Effect;

               (e) Immediately after becoming aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting Parent or any of its Subsidiaries in a manner which could reasonably be expected to have a Material Adverse Effect;

               (f) Immediately after becoming aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting Parent or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect;

               (g) Immediately after receipt of any notice of any violation by Parent or any of its Subsidiaries of any Environmental Law which could reasonably be expected to have a Material Adverse Effect or that any Governmental Authority has asserted in writing that Parent or any of its Subsidiaries is not in compliance with any Environmental Law or is investigating Parent's or such Subsidiary's compliance therewith where such noncompliance, or the regulatory response thereto, could reasonably be expected to have a Material Adverse Effect;

                                    S-21
                        Second Amended and Restated
                              Credit Agreement



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


               (h) Immediately after receipt of any written notice that Parent or any of its Subsidiaries is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that Parent or any of its Subsidiaries is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $500,000;

               (i) Immediately after receipt of any written notice of the imposition of any Environmental Lien against any property of Parent or any of its Subsidiaries;

               (j) (1) At least 10 Business Days prior written notice of any change in any Loan Party's name as it appears in the state of its incorporation or other organization, state of incorporation or organization, type of entity, organizational identification number, or form of organization, trade names under which it will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, and (2) concurrent written notice of the disposition (including any Permitted Disposition) of any Eligible Equipment with an orderly liquidation value of $500,000 or more, in the aggregate, and (3) written notice within one month after (y) any disposition (including any Permitted Disposition) of Eligible Equipment with an orderly liquidation value of less than $500,000, in the aggregate, or other Equipment with a Fair Market Value of $500,000 or more, in the aggregate, or (z) the change in location of any Collateral with a Fair Market Value of $500,000 or more, in the aggregate;

               (k) Within 10 Business Days after Parent or any of its ERISA Affiliates knows or has reason to know, that an ERISA Event or a prohibited transaction (as defined in Sections 406 of ERISA and 4975 of the Code (and which could reasonably be expected to result in liability of one or more Loan Parties in excess of $500,000)) has occurred, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto;

               (l) Upon request, or, in the event that such filing reflects a significant change with respect to the matters covered thereby, within 3 Business Days after the filing thereof with the PBGC, the DOL or the IRS, as applicable, copies of the following: (i) each annual report (form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL or the IRS with respect to each Plan, (ii) a copy of each funding waiver request filed with the PBGC, the DOL or the IRS with respect to any Plan and all communications received by Parent, any of its Subsidiaries, or any of their ERISA Affiliates from the PBGC, the DOL or the IRS with respect to such request, and (iii) a copy of each other filing or notice filed with the PBGC, the DOL or the IRS, with respect to each Plan by either Parent, any of its Subsidiaries, or any of their ERISA Affiliates;

               (m) Upon request, copies of each actuarial report for any Plan or Multi-employer Plan and annual report for any Multi-employer Plan; and within 3 Business Days after receipt thereof by Parent, any of its Subsidiaries, or any of their ERISA Affiliates, copies of the following: (i) any notices of the PBGC's intention to terminate a Plan or to have a trustee appointed to administer such Plan; (ii) any favorable or unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code; or (iii) any notice from a Multi-employer Plan regarding the imposition of withdrawal liability;

                                    S-22
                        Second Amended and Restated
                              Credit Agreement



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


               (n) Within 3 Business Days after the occurrence thereof: (i) any changes in the benefits of any existing Plan or Foreign Plan which increase the annual costs of Parent and its Subsidiaries with respect thereto by an amount in excess of $500,000, or the establishment of any new Plan or Foreign Plan or the commencement of contributions to any Plan or Foreign Plan to which Parent, any of its Subsidiaries, or any of their ERISA Affiliates was not previously contributing; or (ii) any failure by Parent, any of its Subsidiaries, or any of their ERISA Affiliates to make a required installment or any other required payment under Section 412 of the Code on or before the due date for such installment or payment; or

               (o) Within 3 Business Days after Parent, any of its Subsidiaries, or any of their ERISA Affiliates knows or has reason to know that any of the following events has or will occur: (i) a Multi-employer Plan has been or will be terminated; (ii) the administrator or plan sponsor of a Multi-employer Plan intends to terminate a Multi-employer Plan; or
(iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multi-employer Plan.

               (p) Upon the Agent's request, or, in the event that a filing referenced in this clause (p) reflects a significant change with respect to
                   ----------
the matters covered thereby which could foreseeably have, or has resulted in, any liability to any Loan Party in excess of $2,000,000, within 3 Business Days of the filing thereof with any Governmental Authority, copies of the following: (i) each filing, report or notice filed with any Governmental Authority with respect to each Foreign Plan; (ii) any notices received from a Governmental Authority or relating to or concerning either the funding status of any Foreign Plan or any claims against any Loan Party regarding any Foreign Plan.

               Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that such Parent, its Subsidiaries, or any of their ERISA Affiliates, as applicable, has taken or proposes to take with respect thereto.

                                 ARTICLE 6
                   GENERAL WARRANTIES AND REPRESENTATIONS
                   --------------------------------------

         Parent and each Borrower warrants and represents to the Agent and the Lenders that except as hereafter disclosed to and accepted by the Agent and the Required Lenders in writing:

         6.1   Authorization, Validity, and Enforceability of this Agreement
               -------------------------------------------------------------
and the Loan Documents. Each Loan Party has the power and authority to
----------------------
execute, deliver and perform this Agreement and the other Loan Documents to which it is a party, to incur the Obligations, and to grant to the Agent Liens upon and security interests in its Collateral. Each Loan Party has taken all necessary action (including obtaining approval of its stockholders if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party. This Agreement and the other Loan Documents to which it is a party have been duly executed and delivered by each Loan Party that is a party thereto, and constitute the legal, valid and binding obligations of such Loan Party, enforceable against it in accordance with their respective terms. Each Loan Party's execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the property of

                                    S-23
                        Second Amended and Restated
                              Credit Agreement

Parent or any of its Subsidiaries, by reason of the terms of (a) any contract, mortgage, lease, agreement, indenture, or instrument to which Parent or any of its Subsidiaries is a party or which is binding upon it,
(b) any Requirement of Law applicable to Parent or any of its Subsidiaries, or (c) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement (or other organizational documents) of Parent or any of its Subsidiaries.

         6.2   Validity and Priority of Security Interest. The provisions of
               ------------------------------------------
this Agreement, and the other Loan Documents create legal and valid Liens on all the personal property Collateral in favor of the Agent, for the ratable benefit of the Agent and the Lenders, and such Liens constitute perfected and continuing Liens on all the personal property Collateral (to the extent perfection is required as of the Initial Funding Date by the Security Agreement), having priority over all other Liens on the personal property Collateral, except for Permitted Liens, securing all the Obligations, and enforceable against the Loan Parties and all third parties.

         6.3   Organization and Qualification; Subsidiaries and Affiliates.
               -----------------------------------------------------------
Schedule 6.3 is a correct and complete list of the name and relationship to
------------
Parent of all its Subsidiaries and other Affiliates. Parent and each such Subsidiary (a) is duly organized or incorporated and validly existing in good standing under the laws of the state of its organization or incorporation set forth on Schedule 6.3, (b) is qualified to do business and
                           ------------
is in good standing in the jurisdictions set forth on Schedule 6.3 which are
                                                      ------------
the only jurisdictions in which qualification is necessary in order for it to own or lease its property and conduct its business and (c) has all requisite power and authority to conduct its business and to own its property.

         6.4   Corporate Name; Prior Transactions. Except as set forth on
               ----------------------------------
Schedule 6.4, no Loan Party has, during the past 5 years, been known by or
------------
used any other corporate or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business.

         6.5   [INTENTIONALLY DELETED]

         6.6   Financial Statements and Projections.
               ------------------------------------

               (a) Parent has delivered to the Agent the audited balance sheet and related statements of income, retained earnings, cash flows, and changes in stockholders equity for Parent and its consolidated Subsidiaries as of December 27, 2003, and for the Fiscal Year then ended, accompanied by the report thereon of such Borrower's independent certified public accountants, Ernst & Young. Parent has also delivered to the Agent the unaudited balance sheet and related statements of income and cash flows for Parent and its consolidated Subsidiaries as of January 24, 2004. Such financial statements are attached hereto as Exhibit C. All such financial
                                            ---------
statements have been prepared in accordance with GAAP and present accurately and fairly in all material respects the financial position of Parent and its consolidated Subsidiaries as at the dates thereof and their results of operations for the periods then ended.

               (b) The Latest Projections when submitted to the Agent as required herein represent Parent's good faith and reasonable estimate of the future financial performance of Parent and its consolidated Subsidiaries for the periods set forth therein. The Latest Projections

                                    S-24
                        Second Amended and Restated
                              Credit Agreement



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

have been prepared on the basis of the assumptions set forth therein, which Parent believes are fair and reasonable, in light of current and reasonably foreseeable business conditions, at the time submitted to the Agent.

         6.7   Capitalization. Schedule 6.7 sets forth, as of the Closing Date,
               --------------  ------------
the capitalization of Parent and its Subsidiaries and all of the authorized and issued Capital Stock of each such Person. All outstanding Capital Stock has been validly issued, and is fully paid and non-assessable. All of the
Capital Stock of Parent's Subsidiaries is owned, beneficially and of record, by the Person set forth on such Schedule 6.7.
                                ------------

         6.8   Solvency. Parent and each of its Subsidiaries is Solvent prior
               --------
to and after giving effect to the Borrowings to be made on the Initial Funding Date and the issuance of the Letters of Credit to be issued on the Closing Date, and shall remain Solvent during the term of this Agreement.

         6.9   Debt. As of the Closing Date, neither Parent nor any of its
               ----
Subsidiaries has any Debt, except (a) the Obligations, and (b) Debt described on Schedule 6.9. Schedule 6.9 sets forth all "Indebtedness" (as
             ------------  ------------
that term is defined in the Senior Subordinated Note Indenture) existing as of the Closing Date.

         6.10  Distributions. Since January 24, 2004, no Distribution has been
               -------------
declared, paid, or made upon or in respect of any Capital Stock or other securities of Parent or, other than as would be permitted by Section 7.10,
                                                             ------------
any of its Subsidiaries.

         6.11  Real Estate; Leases. Schedule 6.11 sets forth, as of the Closing
               -------------------  -------------
Date, a correct and complete list of all Real Estate owned by Parent and all Real Estate owned by each of its Subsidiaries, all leases and subleases of real or personal property held by Parent or any of its Subsidiaries as lessee or sublessee (other than leases of personal property as to which
Parent or any of its Subsidiaries is lessee or sublessee for which the aggregate value of such personal property covered by such lease is less than $500,000), and all leases and subleases of real or personal property held by Parent or any of its Subsidiaries as lessor, or sublessor. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists. Parent and its Subsidiaries have good and marketable title in fee simple to the Real Estate identified on Schedule 6.11
                                                                -------------
as owned by such Person, or valid leasehold interests in all Real
Estate designated therein as "leased" by such Person and Parent and its Subsidiaries have good, indefeasible, and merchantable title to all of its other real property reflected on the December 31, 2003 Financial Statements delivered to the Agent, except as disposed of in the ordinary course of business since the date thereof, free of all Liens except Permitted Liens.

         6.12  Proprietary Rights. Schedule 6.12 sets forth a correct and
               ------------------  -------------
complete list of all of the material Proprietary Rights (other than trade secrets) now owned by or licensed to Parent or any of its Subsidiaries. None of the Proprietary Rights is subject to any licensing agreement or similar arrangement except as set forth on Schedule 6.12. To the best knowledge of
                                   -------------
Parent and the Borrowers, none of the Proprietary Rights infringes on or conflicts with any other Person's property, and no other Person's property infringes on or conflicts with the Proprietary Rights. The Proprietary
Rights described on Schedule 6.12 constitute all of the property of such type
                    -------------

                                    S-25
                        Second Amended and Restated
                              Credit Agreement



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

necessary to the current and anticipated future conduct of the business of Parent and its Subsidiaries.

         6.13  Trade Names. All trade names or styles under which Parent or
               -----------
any of its Subsidiaries will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on
Schedule 6.13.
-------------

         6.14  Litigation. Except as set forth on Schedule 6.14, there is
               ----------                         -------------
no pending, or to the best knowledge of Parent and the Borrowers threatened, action, suit, proceeding, or counterclaim by any Person, or to the best knowledge of Parent and the Borrowers, investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to have a Material Adverse Effect.

         6.15  Labor Disputes. Except as set forth on Schedule 6.15, as of
               --------------                         -------------
the Closing Date (a) there is no collective bargaining agreement or other labor contract covering employees of Parent or any of its Subsidiaries, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) to the best knowledge of Parent or Borrowers, no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of Parent or any of its Subsidiaries or for any similar purpose, and (d) there is no pending or (to the best knowledge of Parent and the Borrowers) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting Parent or any of its Subsidiaries or their employees.

         6.16  Environmental Laws. Except as otherwise disclosed on
               ------------------
Schedule 6.16:
-------------

               (a) Parent and its Subsidiaries have complied in all material respects with all Environmental Laws and neither Parent nor any of its Subsidiaries, nor any of their presently owned real property or presently conducted operations, nor to their knowledge any of their previously owned real property or prior operations, is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant.

               (b) Parent and its Subsidiaries have obtained all permits necessary for their current operations under Environmental Laws, and all such permits are in good standing and Parent and its Subsidiaries are in compliance with all material terms and conditions of such permits.

               (c) Neither Parent nor any of its Subsidiaries, nor, to the best knowledge of Parent and the Borrowers, any of its predecessors in interest, has in violation of applicable law stored, treated or disposed of any hazardous waste.

               (d) Neither Parent nor any of its Subsidiaries has received any summons, complaint, order or similar written notice indicating that it is not currently in compliance with, or that any Governmental Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant.

                                    S-26
                        Second Amended and Restated
                              Credit Agreement



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


               (e) To the best knowledge of Parent and the Borrowers, none of the present or past operations of Parent or its Subsidiaries is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant.

               (f) There is not now, nor to the best knowledge of Parent and the Borrowers has there ever been, on or in the Real Estate:

                   (1)  any underground storage tanks or surface impoundments,

                   (2)  any asbestos-containing material, or

                   (3) any polychlorinated biphenyls (PCBs) used in hydraulic oils, electrical transformers or other equipment.

               (g) Neither Parent nor any of its Subsidiaries has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted Release or discharge of a Contaminant into the environment.

               (h) Neither Parent nor any of its Subsidiaries has entered into any negotiations or settlement agreements with any Person (including the prior owner of its property) imposing material obligations or liabilities on Parent or any of its Subsidiaries with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

               (i) None of the products manufactured, distributed or sold by Parent or any of its Subsidiaries contains asbestos containing material.

               (j) No Environmental Lien has attached to the Real Estate.

         6.17  No Violation of Law. Neither Parent nor any of its Subsidiaries
               -------------------
is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation could reasonably be expected to have a Material Adverse Effect.

         6.18  No Default. Neither Parent nor any of its Subsidiaries is in
               ----------
default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which Parent or any of its Subsidiaries is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect, and except as set forth in
Schedule 6.18, no Loan Party has received notification of any default under
-------------
any such agreement.

         6.19  ERISA Compliance. Except as specifically disclosed in
               ----------------
Schedule 6.19:
-------------

               (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of Parent and the Borrowers, nothing has occurred which would cause the loss of such qualification. Parent, each of its Subsidiaries and each of their ERISA Affiliates has made all required contributions to any Plan subject to Section 412 of the Code, and

                                    S-27
                        Second Amended and Restated
                              Credit Agreement



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

no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

               (b) There are no pending or, to the best knowledge of such Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

               (c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither Parent, nor any of its Subsidiaries, nor any of their ERISA Affiliates has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither Parent, nor any of its Subsidiaries, nor any of their ERISA Affiliates has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multi-employer Plan; and (v) neither Parent, nor any of their Subsidiaries, nor any of their ERISA Affiliates has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

               (d) Each Foreign Plan is in compliance in all material respects with the laws and regulations applicable to such Foreign Plan and each Loan Party has satisfied all contribution obligations in all material respects with respect to such Foreign Plan (to the extent applicable). Each Foreign Plan and related funding arrangement that is intended to qualify for tax-favored status has been reviewed and approved for such status by the appropriate Governmental Authority (or has been submitted for such review and approval within the applicable time period), and nothing has occurred and no condition exists that is likely to cause the loss or denial of such tax-favored status. No Foreign Plan has any liabilities in excess of the current value of such Foreign Plan's assets in an amount in excess of $10,000,000, as determined in accordance with the assumptions used for funding such Foreign Plan pursuant to reasonable accounting standards in accordance with applicable law. No Loan Party has incurred or reasonably expects to incur any material liability as a result of the termination or other insolvency of any Foreign Plan or any material liability which is not otherwise funded or satisfied with readily available assets set aside with respect to such Foreign Plan.

         6.20  Taxes. Parent and its Subsidiaries have filed all federal,
               -----
provincial, state and other tax returns and reports required to be filed, and have paid all federal, provincial, state and other taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable unless such unpaid taxes and assessments would constitute a Permitted Lien.

         6.21  Regulated Entities. Neither Parent, nor any Person controlling
               ------------------
Parent, nor any Subsidiary of Parent, is an "Investment Company" within the meaning of the Investment Company Act of 1940. Neither Parent nor any Subsidiary of Parent is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate

                                    S-28
                        Second Amended and Restated
                              Credit Agreement



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

Commerce Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur indebtedness.

         6.22  Use of Proceeds; Margin Regulations. The proceeds of the Loans
               -----------------------------------
are to be used by the Borrowers solely for the repayment of Debt and other working capital purposes. Neither Parent, such Borrower nor any Subsidiaries has purchased or sold or extended credit for the purpose of purchasing, selling or carrying Margin Stock.

         6.23  Copyrights, Patents, Trademarks and Licenses, etc. Parent and
               -------------------------------------------------
each of its Subsidiaries owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, licenses, rights of way, authorizations and other rights that are reasonably necessary for the operation of its businesses, without conflict with the rights of any other Person. To the best knowledge of Parent and the Borrowers, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by Parent nor any of its Subsidiaries infringes upon any rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or, to the knowledge of Parent and the Borrowers, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         6.24  No Material Adverse Effect. No Material Adverse Effect has
               --------------------------
occurred since the latest date of the Financial Statements delivered to the Agent.

         6.25  Full Disclosure. None of the representations or warranties made
               ---------------
by Parent or any Subsidiary of Parent in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of Parent or any Subsidiary of Parent in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of Parent or any of its Subsidiaries to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

         6.26  Material Agreements. Schedule 6.26 sets forth as of the Closing
               -------------------  -------------
Date all material agreements and contracts to which Parent or any of the Borrowers is a party or is bound, which are material to the business of
Parent or any of Parent's primary operating divisions (i.e. print or
                                                       ----
envelopes), taken as a whole.

         6.27  Bank Accounts. Schedule 6.27 contains as of the Closing Date
               -------------  -------------
a complete and accurate list of all bank accounts maintained by Parent or any of the other Loan Parties with any bank or other financial institution.

         6.28  Governmental Authorization. No approval, consent, exemption,
               --------------------------
authorization, or other action by, or notice to, or filing with, any Governmental Authority or other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Parent or any of its Subsidiaries of this Agreement or any other Loan

                                    S-29
                        Second Amended and Restated
                              Credit Agreement



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

Document, except for customary filings and recordations to protect the Agent's Lien such as the filing of financing statements and the recording of the Intellectual Property Security Agreement at the U.S. Patent and Trademark Office and the U.S. Copyright Office.

         6.29  Senior Debt. All Obligations of Parent and the Borrowers
               -----------
under the Loan Documents are "Senior Debt" under the Senior Subordinated
Note Indenture.

                                 ARTICLE 7
                     AFFIRMATIVE AND NEGATIVE COVENANTS
                     ----------------------------------

         Parent and each Borrower covenants to the Agent and each Lender that so long as any of the Obligations remain outstanding or this Agreement is in effect:

         7.1   Taxes and Other Obligations. Parent shall, and shall cause
               ---------------------------
each of its Subsidiaries to, (a) file when due all tax returns and other reports which it is required to file; (b) pay, or provide for the payment, when due, of all taxes, fees, assessments and other governmental charges against it or upon its property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and provide to the Agent and the Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing;
(c) pay when due all Debt owed by it; and (d) pay when due all claims of materialmen, mechanics, carriers, warehousemen, landlords, processors and other like Persons, and all other indebtedness owed by it and perform and discharge in a timely manner all other obligations undertaken by it; provided, however, neither Parent nor any of its Subsidiaries need pay any
--------  -------
tax, fee, assessment, or governmental charge under clause (b) above, or pay
                                                   ----------
any claim or indebtedness under clause (d) above (i) that it is contesting
                                ----------
in good faith by appropriate proceedings diligently pursued, (ii) for which Parent or such Subsidiary, as the case may be, has established proper reserves as required under GAAP, (iii) the nonpayment of which does not result in the imposition of a Lien (other than a Permitted Lien), and (iv) with respect to any such taxes, fees, assessments, charges, claims, or indebtedness in an amount greater than $500,000, so long as Parent has notified the Agent thereof in writing.

         7.2   Legal Existence and Good Standing. Parent shall, and shall
               ---------------------------------
cause each of its Subsidiaries to, maintain its legal existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.

         7.3   Compliance with Law and Agreements; Maintenance of Licenses.
               -----------------------------------------------------------
Parent shall comply, and shall cause each of its Subsidiaries to comply, in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act and all Environmental Laws). Parent shall, and shall cause each of its Subsidiaries to, obtain and maintain all licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date. Parent shall not, nor shall any of its Subsidiaries, modify, amend or alter its certificate or articles of incorporation, or its limited liability company operating agreement or limited partnership agreement, as applicable, other than in a manner which does not adversely affect the rights of the Lenders or the Agent.

                                    S-30
                        Second Amended and Restated
                              Credit Agreement



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         7.4   Maintenance of Property; Inspection of Property.
               -----------------------------------------------

               (a) Parent shall, and shall cause each of its Subsidiaries to, maintain all of its property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted.

               (b) Parent and Borrowers shall permit, and shall cause each of the Loan Parties to permit, representatives and independent contractors of the Agent (at the expense of Borrowers, not to exceed four (4) times per year unless an Event of Default has occurred and is continuing), accompanied by any Lender which so elects (with the consent of the Agent, but at the sole cost of such Lender) to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances and accounts with its directors, officers and independent public accountants, at such reasonable times during normal business hours and as soon as may be reasonably desired, upon reasonable advance notice; provided, however, when
                                                    --------  -------
an Event of Default exists, the Agent or any Lender may do any of the foregoing, at the expense of Borrowers (with respect to the Agent), at any time during normal business hours and without advance notice.

         7.5   Insurance.
               ---------

               (a) Parent shall maintain, and shall cause each of its Subsidiaries to maintain, with financially sound and reputable insurers having a rating of at least A+ or better by Best Rating Guide (except as specifically provided on Schedule 7.5), insurance against loss or damage by
                         ------------
fire with extended coverage; theft, burglary, pilferage and loss in transit; public liability and third party property damage; larceny, embezzlement or other criminal liability; business interruption at the locations set forth on Schedule 7.5; public liability and third party property damage; and such
   ------------
other hazards or of such other types as is customary for Persons engaged in the same or similar business, as the Agent, in its discretion, or acting at the direction of the Required Lenders, shall specify, in amounts, and under policies acceptable to the Agent and the Required Lenders. Without limiting the foregoing, in the event that any improved Real Estate covered by the Mortgages is determined to be located within an area that has been identified by the Director of the Federal Emergency Management Agency as a Special Flood Hazard Area ("SFHA"), the applicable Loan Party shall purchase and maintain flood insurance on the improved Real Estate and any Equipment and Inventory located on such Real Estate. The amount of said flood insurance will be reasonably determined by the Agent, and shall, at a minimum, comply with applicable federal regulations as required by the Flood Disaster Protection Act of 1973, as amended. Except as set forth on
Schedule 7.5, each Loan Party shall also maintain flood insurance for its
------------
Inventory and Equipment which is, at any time, located in a SFHA. Agent and Lenders acknowledge that the insurance and insurers of Parent and its Subsidiaries disclosed to Agent and Lenders as of the Initial Funding Date are acceptable to Agent and the Lenders.

               (b) Parent shall cause the Agent, for the ratable benefit of the Agent and the Lenders, to be named as secured party or mortgagee and sole loss payee or additional insured, in a manner acceptable to the Agent. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than 30 days' prior written notice to the Agent in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Agent shall not be impaired or invalidated by any act or neglect of

                                    S-31
                        Second Amended and Restated
                              Credit Agreement



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

Parent or any of its Subsidiaries or the owner of any Real Estate for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by Parent and its Subsidiaries when due, and certificates of insurance and, if requested by the Agent or any Lender, photocopies of the policies, shall be delivered to the Agent, in each case in sufficient quantity for distribution by the Agent to each of the Lenders. If Parent and its Subsidiaries fail to procure such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Required Lenders shall, do so from the proceeds of Revolving Loans.

         7.6   Insurance and Condemnation Proceeds. Borrowers shall promptly
               -----------------------------------
notify the Agent of any loss, damage, or destruction to the Collateral in excess of $200,000 per occurrence, whether or not covered by insurance. The Agent is hereby authorized to collect all insurance and condemnation proceeds in respect of Collateral directly and to apply or remit them as follows:

               (a) With respect to insurance and condemnation proceeds relating to Collateral other than Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in
Section 3.8.
-----------

               (b) With respect to insurance and condemnation proceeds relating to Collateral consisting of Fixed Assets, the Agent shall permit or require Borrowers to use such proceeds, or any part thereof, to replace, repair, restore or rebuild the relevant Fixed Assets in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction so long as (1) no Default or Event of Default has occurred and is continuing, (2) the aggregate proceeds do not exceed $10,000,000 and (3) where the aggregate proceeds exceed $1,000,000 (and where the aggregate proceeds are greater than $500,000, but less than $1,000,000, and the Agent so elects in its sole discretion) Borrowers shall first (i) provide the Agent with plans and specifications for any such repair or restoration which shall be reasonably satisfactory to the Agent and (ii) demonstrate to the reasonable satisfaction of the Agent that the funds available will be sufficient to complete such project in the manner provided therein. In all other circumstances, the Agent shall apply such insurance and condemnation proceeds, ratably, to the reduction of the Obligations in the order provided for in Sections 3.3 and 3.8.
       ------------     ---

         7.7   Environmental Laws.
               ------------------

               (a) Parent shall, and shall cause each of its Subsidiaries to, conduct its business in compliance with all Environmental Laws applicable to it, including those relating to the generation, handling, use, storage, and disposal of any Contaminant. Parent shall, and shall cause each of its Subsidiaries to, take prompt and appropriate action to respond to any non-compliance with Environmental Laws and shall regularly report to the Agent on such response.

               (b) Without limiting the generality of the foregoing, Parent shall submit to the Agent, in sufficient quantity for distribution by the Agent to the Lenders, from time to time upon the request of Agent or any Lender, an update of the status of its environmental permits, disposal practices, environmental investigations and any asserted violations of Environmental Laws. The Agent or any Lender may request copies of technical reports prepared by Parent or any of its Subsidiaries and their communications with any Governmental Authority to determine whether

                                    S-32
                        Second Amended and Restated
                              Credit Agreement



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

Parent or any of its Subsidiaries is proceeding reasonably to correct, cure or contest in good faith any alleged non-compliance or environmental liability. Where a material amount of Collateral is or may be involved, Parent shall, at the Agent's or the Required Lenders' request and at Borrowers' expense, (i) retain an independent environmental engineer acceptable to the Agent to evaluate the site, including tests if appropriate, where the non-compliance or alleged non-compliance with Environmental Laws has occurred and prepare and deliver to the Agent, in sufficient quantity for distribution by the Agent to the Lenders, a report setting forth the results of such evaluation, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof, and (ii) provide to the Agent hard copies or an electronic version of a supplemental report of such engineer, sufficient to enable the Agent to deliver such information to each Lender, whenever the scope of the environmental problems, or the response thereto or the estimated costs thereof, shall increase in any material respect.

               (c) The Agent or any Lender and their respective representatives will have the right at any reasonable time to enter and visit the Real Estate subject to a Mortgage for the purposes of observing such Real Estate, taking and removing soil or groundwater samples, and conducting tests on any part of such Real Estate. The Agent is under no duty, however, to visit or observe any Real Estate or to conduct tests, and any such acts by the Agent will be solely for the purposes of protecting the Agent's Liens and preserving the Agent and the Lenders' rights under the Loan Documents. No site visit, observation or testing by the Agent and the Lenders will result in a waiver of any default or impose any liability on the Agent or the Lenders. In no event will any site visit, observation or testing by the Agent or any Lender be a representation that hazardous substances are or are not present in, on or under the Real Estate, or that there has been or will be compliance with any Environmental Law. Neither Parent nor any of its Subsidiaries, nor any other party is entitled to rely on any site visit, observation or testing by the Agent or any Lender. The Agent and the Lenders owe no duty of care to protect Parent, or any of its Subsidiaries, or any other party against, or to inform Parent, or any of its Subsidiaries, or any other party of, any hazardous substances or any other adverse condition affecting the Real Estate. The Agent or any Lender may in its discretion disclose to Parent, or any of its Subsidiaries, or to any other party if so required by law any report or findings made as a result of, or in connection with, any site visit, observation or testing by the Agent or any Lender. Parent and Borrowers understand and agree that neither the Agent nor any Lender makes any warranty or representation to Parent and Borrowers or any other party regarding the truth, accuracy or completeness of any such report or findings that may be disclosed. Parent and Borrowers also understand that depending on the results of any site visit, observation or testing by the Agent or any Lender and disclosed to Parent, Parent or one or more of its Subsidiaries may have a legal obligation to notify one or more environmental agencies of the results, that such reporting requirements are site-specific, and are to be evaluated by Parent or its Subsidiaries without advice or assistance from the Agent or any Lender. In each instance, the Agent or such Lender will give Parent reasonable notice before entering the Real Estate or any other place the Agent or any Lender is permitted to enter under this Section 7.7(c). The Agent and any such Lender will make
                 --------------
reasonable efforts to avoid interfering with such use of the Real Estate or any other property in exercising any rights provided hereunder. All costs and expenses of any Lender, other than Agent and its representatives, under this Section 7.7(c) shall be the sole expense of such Lender.
     --------------

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                        Second Amended and Restated
                              Credit Agreement



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


         7.8   Compliance with ERISA. Parent shall, and shall cause each of
               ---------------------
its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under
Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to Section 412 of the Code; (d) not engage in a prohibited transaction that could reasonably be expected to have a Material Adverse Effect or any violation of the fiduciary responsibility rules with respect to any Plan; (e) not engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA; and
(f) maintain each Foreign Plan in compliance in all material respects with Requirements of Law applicable to such Foreign Plan; (g) satisfy all contribution obligations in all material respects with respect to such Foreign Plan; and (h) cause each Foreign Plan and related funding arrangements that are intended to qualify for tax-favored status to maintain such tax-favored status.

         7.9   Mergers, Consolidations or Sales. Neither Parent nor any of its
               --------------------------------
Subsidiaries shall enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except for:

               (a) Permitted Dispositions;

               (b) with concurrent notice to Agent, any Subsidiary of Parent may merge with, or sell all or substantially all of its assets to, a Borrower, provided, that such Borrower shall be the continuing or surviving
          --------
Person, Agent's Liens shall remain unimpaired, and the surviving Borrower shall enter into any documentation reasonably requested by Agent to evidence the continuing liability of such Borrower for any obligations of the disappearing Subsidiary to the Agent and the Lenders, and the Agent's Liens securing the same;

               (c) any Subsidiary of Parent that is not a Loan Party may merge with, or sell all or substantially all of its assets to, another Subsidiary of Parent that is a Guarantor, provided, that the Guarantor shall
                                          --------
be the surviving Person and shall enter into any documentation reasonably requested by Agent to evidence the continuing liability of such Loan Party for any obligations of the disappearing Subsidiary to the Agent and the Lenders, and the Agent's Liens securing the same;

               (d) any Subsidiary of Parent that is not a Loan Party may merge with, or sell all or substantially all of its assets to, another Subsidiary of Parent that is not a Loan Party; and any Canadian Guarantor may merge with, or sell all or substantially all of its assets to, a Loan Party that is not a Borrower; provided, that in the event of a merger of a
                              --------
Canadian Guarantor with any Loan Party organized in the United States that is not a Borrower, such United States Loan Party shall be the surviving Person and shall enter into any documentation reasonably requested by Agent to evidence the continuing liability of such United States Loan Party for any obligations of the disappearing Canadian Guarantor to the Agent, and the Agent's Liens on all Collateral of such United States Loan Party to secure the same;

               (e) Permitted Acquisitions which are consummated as a merger or consolidation; and

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                              Credit Agreement



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

               (f) The dissolution of (i) CML Industries, Ltd., a company organized under the laws of the Province of Ontario, Canada, (ii) 1158673 Ontario, Inc., a company organized under the laws of the Province of Ontario, Canada, (iii) Regional Envelope Products, Inc. - Les Produits, Enveloppe Regional Inc., a company organized under the laws of Ontario, Canada, and (iv) Transit Envelope Inc. - Enveloppe Transit Inc., a company organized under the laws of Canada.

               For purposes of this Agreement, "disposition" shall not include any change in the carrying value of any assets recognized by Parent or its Subsidiaries under or in connection with FAS 142 or FAS 144.

7.10     Distributions; Restricted Investments.  Neither Parent nor any of
         -------------------------------------
its Subsidiaries shall:

               (a) directly or indirectly declare or make, or incur any liability to make, any Distribution, except for

                   (i)   Distributions to a Borrower by its Subsidiaries,

                   (ii) Distributions by any Subsidiary of Parent that is not a Loan Party;

                   (iii) Distributions by any Subsidiary of Parent that is not a Borrower to a Loan Party;

                   (iv) Distributions by Mail-Well I to Parent to pay Parent's operating expenses incurred in the ordinary course of business and consistent with past practices, and other normal corporate overhead costs and expenses, including indirect costs of any Permitted Acquisitions (such as attorneys costs in respect of such Permitted Acquisitions and salaries of employees of the Parent), which are incurred by the Parent; provided, that
                                                            --------
at the time of making such Distribution, and taking such Distribution into account, no Default or Event of Default exists or would result therefrom; and

                   (v)   Permitted Stock Repurchases; or

               (b) make any Restricted Investment, except for

                   (i) so long as no Default or Event of Default exists, or would result therefrom, capital investments, loans or advances by a Borrower or another Loan Party to Parent or to any Subsidiaries of Parent that are not Borrowers, in an aggregate amount not to exceed at any one time $10,000,000 (net of any investments, distributions, repayments or outstanding loans or advances to such Borrower or Loan Party, as the case may be, made simultaneously with or subsequent to the capital investments, loans or advances by such Borrower or Loan Party, as the case may be, that are subject to this paragraph (b)(i)).
                    ----------------

                   (ii) so long as no Default or Event of Default exists, or would result therefrom, net capital investments, loans or advances by Parent or a Subsidiary of Parent, to a Borrower;

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                              Credit Agreement



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

                   (iii) net capital investments, loans or advances by Parent or a Subsidiary of Parent that is not a Borrower to another Subsidiary of Parent that is not a Borrower;

                   (iv)  Permitted Acquisitions;

                   (v)   Permitted Strategic Investments; or

                   (vi)  Permitted Stock Repurchases.

         7.11  Transactions Affecting Collateral or Obligations. Neither
               ------------------------------------------------
Parent nor any of its Subsidiaries shall enter into any transaction which would be reasonably expected to have a Material Adverse Effect.

         7.12  Guaranties. Neither Parent nor any of its Subsidiaries shall
               ----------
make, issue, or become liable on any Guaranty, except for:

               (a) Guaranties of the Obligations in favor of the Agent and the Lenders;

               (b) unsecured Guaranties in respect of Debt of Parent or any Subsidiary of Parent that is specifically permitted under Section 7.13;
                                                          ------------

               (c) Guaranties of operating leases;

               (d) Guaranties of the Parent and any of its Subsidiaries existing as of the Initial Funding Date and listed in Schedule 7.12; and
                                                      -------------

               (e) unsecured Guaranties by Mail-Well I of trade payables, utility payables or other vendor payables, incurred in the ordinary course of business of Parent or any Loan Party.

         7.13  Debt. Neither Parent nor any of its Subsidiaries shall incur
               ----
or maintain any Debt, except for:

               (a) the Obligations;

               (b) Debt described on Schedule 6.9;
                                     ------------

               (c) any Debt evidencing a refunding, renewal or extension of the Debt described on Schedule 6.9, provided that (i) the principal amount
                      ------------  --------
thereof is not increased, (ii) the Liens, if any, securing such refunded, renewed or extended Debt do not attach to any assets in addition to those assets, if any, securing the Debt to be refunded, renewed or extended, (iii) no Person that is a Loan Party, but is not an obligor or guarantor of such Debt, as of the Initial Funding Date shall become an obligor or guarantor thereof, and (iv) the material terms of such refunding, renewal or extension are no less favorable to Parent and its Subsidiaries, the Agent or the Lenders, in the Agent's reasonable discretion, than the original Debt;

               (d) Debt of any Borrower incurred after the Initial Funding Date and secured by some or all of a Borrower's Equipment or Real Estate, provided that (i) at the time of
--------

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                        Second Amended and Restated
                              Credit Agreement



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

incurring such Debt, and taking such Debt into account, no Default or Event of Default exists or would result therefrom, and, for purposes of this clause, Parent shall deliver a certificate, signed by a Responsible Officer of Parent, demonstrating that Parent will continue to be in compliance with its financial covenants hereunder on a pro forma basis, taking such additional Debt into account, (ii) the Liens securing such Debt attach only to such Real Estate or Equipment, (iii) no other Loan Party shall become an obligor or guarantor of such new Debt; (iv) the net cash proceeds from the incurrence of any such Debt secured by Equipment or Real Estate shall be at least 80% of the orderly liquidation value of any Equipment secured by such Debt, plus 65% of the Fair Market Value of any Real Estate secured by such
      ----
Debt, and such proceeds are delivered to Agent for application to the Revolving Loans and the reduction of the Maximum PP&E Loan Amount in accordance with Sections 3.3 and 3.8; and (v) the aggregate amount of any
                ------------     ---
such Debt existing at any one time does not exceed $20,000,000;

               (e) Capital Leases of Equipment and purchase money secured Debt incurred to purchase Equipment or Real Estate provided that (i) Liens
                                                   --------
securing such Debt attach only to the Equipment or Real Estate acquired by the incurrence of such Debt, and (ii) the aggregate outstanding amount of such Debt (including Capital Leases) does not exceed $15,000,000 at any time;

               (f) Debt consisting of Guaranties permitted under
Section 7.12;
------------

               (g) Debt of any Borrower owing to another Borrower, provided
                                                                   --------
that such Debt is evidenced by a promissory note pledged and delivered to the Agent as Collateral;

               (h) Debt of any Borrower owing to Parent or any Subsidiary of Parent other than another Borrower, provided that such Debt (if owed to a
                                    --------
Loan Party) is evidenced by a promissory note pledged and delivered to the Agent as Collateral and the obligations of such Borrower owing to such Person are subordinated to the repayment in full of the obligations of such Borrower owing to the Agent and the Lenders;

               (i) Debt of any Loan Party (other than Parent or a Borrower) owing to another Loan Party (other than Parent or a Borrower), provided that
                                                               --------
such obligations of the Loan Party incurring such Debt are subordinated to the repayment in full of the obligations of such Loan Party owing to Agent and the Lenders;

               (j) Debt of Parent and other Subsidiaries of Parent that are not Borrowers, owing to one or more Borrowers or other Loan Parties, provided that on the date of the advance of the proceeds of such Debt, such
--------
Borrowers or other Loan Parties would be permitted to make a Restricted Investment in Parent or such Subsidiary pursuant to Section 7.10(b)(i) and
                                                    ------------------
such Debt is evidenced by a promissory note pledged to the Agent as Collateral;

               (k) Debt assumed or acquired as a consequence of a Permitted Acquisition, in an aggregate amount not to exceed $20,000,000, provided that such Debt is either unsecured or is secured by Liens permitted under clause (g)
                                                                     ----------
of the definition of "Permitted Liens";

               (l) additional unsecured Debt incurred after the Initial Funding Date in an aggregate amount not to exceed $20,000,000, provided
                                                               --------
that, at the time of incurring such Debt, and taking such Debt into account, no Default or Event of Default exists or would result

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                        Second Amended and Restated
                              Credit Agreement



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

therefrom, and, for purposes of this clause, Parent shall deliver a certificate, signed by a Responsible Officer of Parent, demonstrating that Parent will continue to be in compliance with its financial covenants hereunder on a pro forma basis, taking such additional Debt into account; and

               (m) Debt of Subsidiaries of Parent that are not Loan Parties owing to other Subsidiaries of Parent that are not Loan Parties.

         7.14  Prepayment. Neither Parent nor any of its Subsidiaries shall
               ----------
voluntarily prepay any Debt, except:

               (a) the Obligations in accordance with the terms of this Agreement;

               (b) any Debt owed by one Loan Party to another Loan Party (other than Parent), to the extent such Debt is permitted hereunder and no Default or Event of Default exists or would result therefrom (taking such prepayment into account), or any other Debt, provided that, taking any and
                                             --------
all such prepayments into account, (i) no Default or Event of Default exists or would result therefrom, (ii) Borrowers would have Availability of not less than $50,000,000 (with all obligations of Borrowers and their Subsidiaries current), and (iii) to the extent that any prepaid Debt was secured by assets of Parent or its Subsidiaries, upon repayment in full of such Debt such assets will become part of the Collateral and Parent and its Subsidiaries, as applicable, will take all steps required by Agent to perfect Agent's Lien therein.

         7.15  Transactions with Affiliates. Except as set forth below in this
               ----------------------------
Section 7.15, or as explicitly permitted in another Section of this Credit
------------
Agreement, neither Parent nor any Loan Party shall, sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate, or lend or advance money or property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness, or any property, of any Affiliate, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate. Notwithstanding the foregoing, but subject to the limitations set forth in Sections 7.9, 7.10, 7.12, 7.13, or 7.18, while no Default or Event of
------------  ----  ----  ----     ----
Default has occurred and is continuing Parent and the Loan Parties may engage in (i) ordinary course cash management transactions among themselves and with other Affiliates notwithstanding the failure to charge interest in connection with such transactions, (ii) Permitted Intercompany Transfers, and (iii) transactions with Affiliates in the ordinary course of business, consistent with past practices, in amounts and upon terms fully disclosed to the Agent, and no less favorable to Parent and such Loan Parties than would be obtained in a comparable arm's-length transaction with a third party who is not an Affiliate.

         7.16  Investment Banking and Finder's Fees. Neither Parent nor any
               ------------------------------------
of its Subsidiaries shall pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement. Parent and Borrowers shall defend and indemnify the Agent and the Lenders against and hold them harmless from all claims of any Person that any Loan Party is obligated to pay for any such fees, and all costs and expenses (including attorneys' fees) incurred by the Agent and/or any Lender in connection therewith.

                                    S-38
                        Second Amended and Restated
                              Credit Agreement



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

         7.17  Business Conducted. Parent shall not and shall not permit any
               ------------------
of its Subsidiaries to, engage directly or indirectly, in any line of business other than the businesses in which it is engaged on the Closing Date, or any substantially similar or ancillary line of business.

         7.18  Liens. Neither Parent nor any of its Subsidiaries shall create,
               -----
incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by any of them, except Permitted Liens.

         7.19  Sale and Leaseback Transactions. Neither Parent nor any of its
               -------------------------------
Subsidiaries shall, directly or indirectly, enter into any arrangement with any Person providing for Parent or such Subsidiary to lease or rent property that Parent or such Subsidiary has sold or will sell or otherwise transfer to such Person, except where such sales are Permitted Dispositions and any such leases, if they are Capital Leases, are permitted under the terms of
Section 7.13 (e).
----------------

         7.20  Additional Subsidiaries. Parent shall not, directly or
               -----------------------
indirectly, organize, create, acquire or permit to exist any direct or indirect Subsidiary other than those listed on Schedule 6.3, unless: within
                                               ------------
10 days after such formation or acquisition, the Parent or any applicable Borrower, as the case may be, shall:

               (a) (A) pledge the Capital Stock of such additional Subsidiary to the Agent pursuant to a Pledge Agreement, if such Capital Stock is directly owned by the Parent or a Borrower, or (B) if such Capital Stock is owned by another Loan Party, cause such other Loan Party to pledge the Capital Stock of such additional Subsidiary to the Agent pursuant to a Pledge Agreement;

               (b) execute and deliver, or cause such other Loan Party to have executed and delivered, to the Agent stock transfer powers executed in blank with signatures guaranteed as the Agent shall request, such UCC-1 financing statements (as furnished by the Agent) in any jurisdiction in which such filing is necessary to perfect the Agent's Liens in such Capital Stock;

               (c) deliver such other items as are reasonably requested by the Agent in connection with the foregoing, including resolutions, incumbency and officers' certificates, opinions of counsel, search reports and other certificates and documents; provided, however, that if any such
                                      --------  -------
additional Subsidiary is not a domestic or Canadian Subsidiary, in no event shall more than 65% of the Capital Stock of any such Subsidiary be required to be so pledged;

               (d) if such additional Subsidiary is a domestic or Canadian Subsidiary, cause such domestic or Canadian Subsidiary to furnish each of the following to the Agent, in sufficient quantities for each Lender:

                   (i) a duly executed notice and assumption agreement in form and substance acceptable to Agent (an "Additional Guarantor Assumption Agreement");

                   (ii) (A) copies of the resolutions of the board of directors (or equivalent governing body) of such Subsidiary approving and authorizing the execution, delivery and performance by such Subsidiary of its Additional Guarantor Assumption Agreement and this Agreement and any other applicable Loan Documents, certified as of the date of such Additional Guarantor Assumption Agreement (the "Additional Guarantor Accession Date") by the Secretary

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                        Second Amended and Restated
                              Credit Agreement



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

or an Assistant Secretary (or other appropriate officer) of such Subsidiary;
(B) a certificate of the Secretary or Assistant Secretary (or other appropriate officer) of such Subsidiary certifying the names and true signatures of the officers of such Subsidiary authorized to execute and deliver and perform, as applicable, its Additional Guarantor Assumption Agreement, this Agreement and all other Loan Documents to be delivered hereunder; (C) copies of the articles or certificate of incorporation and bylaws (or other applicable organizational documents) of such Subsidiary as in effect on the Additional Guarantor Accession Date, certified by the Secretary or Assistant Secretary (or other appropriate officer) of such Subsidiary as of the Additional Guarantor Accession Date; and (D) an opinion of counsel to such Subsidiary and addressed to the Agent and the Lenders, in form and substance acceptable to Agent; and

                   (iii) (A) such amendments to the schedules to any Loan Documents as shall be required in connection with the accession of such Subsidiary thereto; and (B) executed UCC-1 financing statements or equivalent PPSA or other applicable filings in Canada furnished by the Agent in any jurisdiction in which such filing is necessary to perfect the Agent's Liens in the personal property assets of such Subsidiary and in which the Agent or the Majority Lenders shall request that such filing be made; and

               (e) have executed and delivered to the Agent (in sufficient quantities for each Lender) such other items as reasonably requested by the Agent in connection with the foregoing, including officers' certificates, search reports and other certificates and documents.

Notwithstanding the compliance of Parent, each Borrower, and such additional Subsidiary with the terms of this Section 7.20, no additional Subsidiary
                                  ------------
will be considered for inclusion as a Borrower hereunder, nor will any of its Accounts, Inventory, or other assets be considered for inclusion in the Borrowing Base until (a) such assets have been appraised and/or audited, as applicable, with results satisfactory to Agent, and (b) Agent and Majority Lenders have otherwise approved such Subsidiary as a Borrower.

         7.21  Fiscal Year. Parent shall not change its Fiscal Year, and
               -----------
shall not permit any of its Subsidiaries to have a fiscal year different from Parent's.

         7.22  Fixed Charge Coverage Ratio. During each Financial Covenant
               ---------------------------
Trigger Period Parent will maintain a Fixed Charge Coverage Ratio of not less than 1.00:1.00. The Fixed Charge Coverage Ratio shall be calculated as of the last day of each fiscal month of Parent, on the basis of the 12 fiscal month period ending on such date, and based upon the most recently delivered monthly Financial Statements and compliance certificates received by the Agent in accordance with Section 5.2 (which may be for a fiscal month
                                -----------
ended prior to the commencement of a Financial Covenant Trigger Period). For purposes of this Section 7.22, "Financial Covenant Trigger Period" means the
                 ------------
period commencing upon the date, if any, upon which Availability has been less than $75,000,000 for 5 consecutive Business Days, and continuing until the first day of any fiscal month on which each of the following is true:
(a) Parent has demonstrated a Fixed Charge Coverage Ratio of not less than 1.00:1.00 as of the immediately preceding fiscal month end; (b) Availability has not been less than $75,000,000 at any time during the 30 day period ending on the immediately preceding fiscal month end; and (c) no subsequent Financial Covenant Trigger Period has commenced and is continuing.

                                    S-40
                        Second Amended and Restated
                              Credit Agreement



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

         7.23  Minimum Availability. Borrowers shall maintain Availability
               --------------------
of not less than $25,000,000 (with all obligations of Borrowers and their Subsidiaries current) at all times until and including the date on which Borrowers demonstrate to Agent's satisfaction that they can provide weekly reporting of their sales and collections and weekly accounts receivable roll-forwards.

         7.24  Use of Proceeds. Borrowers shall not, and shall not suffer
               ---------------
or permit any of their Subsidiaries to, use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock,
(ii) to repay or otherwise refinance indebtedness of Parent, its Subsidiaries, or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or
(iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act.

         7.25  Proceeds from Surplus Cash Deposits. Parent shall cause Canadian
               -----------------------------------
Guarantors, to the extent that they have on deposit in any bank accounts unapplied cash (being surplus cash not used for general working capital needs) exceeding $10,000,000 in the aggregate, at any time, to transfer such unapplied cash to a Borrower by loan, Distribution or other intercompany offer.

         7.26  Excess Collections, Investments etc. Parent shall not permit
               -----------------------------------
Canadian Guarantors to have, in the aggregate, a sum exceeding the equivalent amount of $10,000,000 in the form of (i) a deposit of cash in any bank accounts, (ii) securities (other than intercompany promissory notes permitted under this Agreement and in the possession of Agent), and/or (iii) property that is a Restricted Investment.

         7.27  Specified Canadian Guarantors. The Accounts of the Specified
               -----------------------------
Canadian Guarantors shall not be considered Eligible Canadian Accounts for purposes of calculating the Borrowing Base hereunder, nor may Parent or any other Loan Party make advances, distributions or otherwise transfer assets to any Specified Canadian Guarantor, until such time as the Agent shall have completed its due diligence of the Specified Canadian Guarantors, and obtained such estoppels, releases or other documentation as may be necessary or useful to ensure the priority of Agent's Lien on such Specified Canadian Guarantors' Collateral, in each case to the Agent's satisfaction.

         7.28  Further Assurances. Parent shall execute and deliver, or cause
               ------------------
to be executed and delivered, to the Agent and/or the Lenders such documents and agreements, and shall take or cause to be taken such actions, as the Agent or any Lender may, from time to time, request to carry out the terms and conditions of this Agreement and the other Loan Documents.

                                    S-41
                        Second Amended and Restated
                              Credit Agreement



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

                                 ARTICLE 8
                            CONDITIONS OF LENDING
                            ---------------------

         8.1   Conditions Precedent to Making of Loans on the Initial Funding
               --------------------------------------------------------------
Date. The obligation of the Lenders to make the initial Revolving Loans, and
----
the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit on the Initial Funding Date, are subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent and each Lender:

               (a) This Agreement and the other Loan Documents shall have been executed by each party thereto and the Loan Parties shall have performed and complied with all covenants, agreements and conditions contained herein and the other Loan Documents which are required to be performed or complied with by them before or on such Closing Date.

               (b) Upon making the Revolving Loans (including such Revolving Loans made to finance the Agent's Fees due on such date or otherwise as reimbursement for fees, costs and expenses then payable under this Agreement) and with all obligations of the Borrowers and their Subsidiaries current, the Borrowers shall have Availability of at least $75,000,000.

               (c) All representations and warranties made hereunder and in the other Loan Documents shall be true and correct as if made on such date.

               (d) No Default or Event of Default shall have occurred and be continuing after giving effect to the Loans to be made and the Letters of Credit to be issued on the Initial Funding Date.

               (e) The Agent and the Lenders shall have received such opinions of counsel for Parent and its Subsidiaries (including local counsel) as the Agent or any Lender shall request, each such opinion to be in a form, scope, and substance satisfactory to the Agent, the Lenders, and their respective counsel.

               (f) The Agent shall have received:

                   (i) acknowledgment copies of proper financing statements, duly filed on or before the Closing Date under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Agent's Liens; and

                   (ii) authorization for Agent to file or record UCC-3 Termination Statements and such other instruments, in form and substance satisfactory to the Agent, as shall be necessary to terminate and satisfy all Liens on the Property of Parent and its Subsidiaries except Permitted Liens.

               (g) The Borrowers shall have paid all fees (including Agent's Fees due on such date) and expenses of the Agent and the Attorney Costs incurred in connection with any of the Loan Documents and the transactions contemplated thereby to the extent invoiced.

               (h) The Agent shall have received evidence, in form, scope, and substance, reasonably satisfactory to the Agent, of all insurance coverage as required by this Agreement.

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               (i) The Agent shall have had an opportunity, if it so
chooses, to examine the books of account and other records and files of Parent and its Subsidiaries and to make copies thereof, and to conduct a pre-closing audit which shall include, without limitation, verification of Borrowers' Inventory, Accounts, Fixed Assets and the Borrowing Base, and the results of such examination and audit shall have been satisfactory to the Agent and the Lenders in all respects.

               (j) Agent's receipt of appraisals of Inventory and Fixed Assets of the Borrowers in form and substance, and performed by appraisal firms, satisfactory to Agent.

               (k) The Commitments shall have been successfully syndicated on the terms set forth herein, to the satisfaction of Agent, and all Lenders shall ratably fund the Loans on the Initial Funding Date.

               (l) All proceedings taken in connection with the execution of this Agreement, any Notes, all other Loan Documents and all documents and papers relating thereto shall be satisfactory in form, scope, and substance to the Agent and the Lenders.

               (m) Without limiting the generality of the items described above, each Loan Party shall have delivered or caused to be delivered to the Agent (in form and substance reasonably satisfactory to the Agent), the financial statements, instruments, resolutions, documents, agreements, certificates, opinions and other items set forth on the "Closing Checklist" delivered by the Agent to Parent and each Borrower prior to the Closing Date.

                   The acceptance by any Borrower of any Loans made or Letters of Credit issued on the Initial Funding Date shall be deemed to be a representation and warranty made by Parent and the Borrowers to the effect that all of the conditions precedent to the making of such Loans or the issuance of such Letters of Credit set forth in clauses (a), (b), (c), (d),
                                                -----------  ---  ---  ---
(g) and (m) of this Section 8.1 have been satisfied, with the same effect as
---     ---         -----------
delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of each Borrower, dated the Initial Funding Date, to such effect.

                   Execution and delivery to the Agent by a Lender
of a counterpart of this Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this Section 8.1 have been
                                                 -----------
fulfilled or waived to the satisfaction of such Lender, (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart of this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this Section 8.1, and (iii) all documents sent to
                            -----------
such Lender for approval consent, or satisfaction were acceptable to such Lender.

         8.2   Conditions Precedent to Each Loan. The obligation of the
               ---------------------------------
Lenders to make each Loan, including the initial Revolving Loans on the Initial Funding Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit, including any Letters of Credit to be issued on the Initial Funding Date, shall be subject to the further conditions precedent that on and as of the Funding Date of any such extension of credit:

               (a) The following statements shall be true, and the acceptance by any Borrower of any extension of credit shall be deemed to be a statement to the effect set forth in clauses (i), (ii) and (iii) with the
                                       -----------  ----     -----
same effect as the delivery to the Agent and the Lenders of a

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                              Credit Agreement



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certificate signed by a Responsible Officer of each Borrower, dated the date of such extension of credit, stating that:

                   (i) The representations and warranties contained in this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, other than any such representation or warranty which relates to a specified other date and except to the extent the Agent has been notified in writing by Borrowers that any representation or warranty is not correct and the Required Lenders have explicitly waived in writing compliance with such representation or warranty; and

                   (ii) No event has occurred and is continuing, or would result from such extension of credit, which constitutes a Default or an Event of Default; and

                   (iii) No event has occurred and is continuing, or would result from such extension of credit, which has had or could reasonably be expected to have a Material Adverse Effect.

               (b) No such Borrowing shall exceed Availability, provided,
                                                                --------
however, that the foregoing conditions precedent are not conditions to each
-------
Lender participating in or reimbursing the Bank or the Agent for such Lenders' Pro Rata Share of any Non-Ratable Loan or Agent Advance made in accordance with the provisions of Sections 1.2(h) and (i).
                                  ---------------     ---

                                 ARTICLE 9
                              DEFAULT; REMEDIES
                              -----------------

         9.1   Events of Default. It shall constitute an event of
               -----------------
default ("Event of Default") if any one or more of the following shall occur for any reason:

               (a) any failure by Borrowers to pay the principal of or interest or premium on any of the Obligations or any fee or other amount owing hereunder when due, whether upon demand or otherwise;

               (b) any representation or warranty made or deemed made by Parent or any Borrower in this Agreement or by Parent or any Subsidiary of Parent in any of the other Loan Documents, any Financial Statement, or any certificate furnished by Parent or any Subsidiary of Parent at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

               (c) (i) any default shall occur in the observance or performance of any of the covenants and agreements contained in Sections
                                                                --------
5.2(k), 7.2, 7.4(b), 7.5, 7.9-7.24 of this Agreement, or Section 11 of the
------  ---  ------  ---  --------                       ----------
Security Agreement, (ii) any default shall occur in the observance or performance of any of the covenants and agreements contained in Sections 5.2
                                                                ------------
(other than 5.2(k)), or 5.3 and such default shall continue for 3 Business
            ------      ---
Days or more; or (iii) any default shall occur in the observance or performance of any of the other covenants or agreements contained in any other Section of this Agreement or any other Loan Document, or any other agreement entered into at any time to which any Parent or any of its Subsidiaries and

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                        Second Amended and Restated
                              Credit Agreement



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

the Agent or any Lender are party (including in respect of any Bank Product) and such default shall continue for 15 Business Days or more;

               (d) any default shall occur with respect to any Debt (other than the Obligations) of Parent or any Subsidiary of Parent in an outstanding principal amount which exceeds $1,000,000, or under any agreement or instrument under or pursuant to which any such Debt may have been issued, created, assumed, or guaranteed by Parent or any of its Subsidiaries, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Debt to accelerate, the maturity of any such Debt; or any such Debt shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof;

               (e) Parent or any Subsidiary of Parent shall (i) file a voluntary petition in bankruptcy or file a voluntary petition or an answer or file a proposal or notice of intent to file a proposal or otherwise commence any action or proceeding seeking reorganization, arrangement, consolidation or readjustment of its debts or which seeks to stay or has the effect of staying any creditor or for any other relief under the Bankruptcy Code, the BIA or CCAA, as amended, or under any other bankruptcy, insolvency, liquidation, winding up, corporate or similar legislation of the United States, Canada or any foreign country, and any provincial, state or federal political subdivision thereof, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, proposal, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, administrator, trustee or similar officer for it or for all or any part of its property;
(iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;

               (f) an involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of Parent or any Subsidiary of Parent or for any other relief under the Bankruptcy Code, the BIA or CCAA, as amended, or under any other bankruptcy, insolvency, liquidation, winding up, corporate or similar legislation of the United States, Canada, any foreign country, and any provincial, state or federal political subdivision thereof, now or hereafter existing and such petition, proposal or proceeding shall not be dismissed within 30 days after the filing or commencement thereof or an order of relief (or comparable order under any other Requirement of Law) against any Loan Party shall be entered with respect thereto;

               (g) a receiver, assignee, liquidator, sequestrator, custodian, monitor, administrator, trustee or similar officer for Parent or any Subsidiary of Parent or for all or any part of its property shall be appointed or a warrant of attachment, execution, writ of seizure or seizure and sale or similar process shall be issued against any part of the property of Parent or any Subsidiary of Parent or any distress or analogous process is levied upon all or any part of Parent or any Subsidiary of Parent;

               (h) except in connection with a transaction expressly permitted under this Agreement, Parent or any Subsidiary of Parent shall file a certificate of dissolution or like process under applicable state, provincial or federal law (except as may be explicitly permitted under this Agreement) or shall be liquidated, dissolved or wound-up or shall commence or have

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                              Credit Agreement



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

commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof;

               (i) all or any material part of the property of Parent or any Subsidiary of Parent shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such property or of any Borrower or such Subsidiary shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect or, with respect to an action where the Fair Market Value of the property subject thereto is less than $500,000;

               (j) any Loan Document shall be terminated, revoked or declared void or invalid or unenforceable or challenged by any Loan Party or any other obligor;

               (k) one or more judgments, orders, decrees or arbitration awards is entered against Parent or any Subsidiary of Parent involving in the aggregate liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related or unrelated series of transactions, incidents or conditions, of $500,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 30 days after the entry thereof;

               (l) any loss, theft, damage or destruction of any item or items of Collateral or other property of Parent or any Subsidiary of Parent occurs which could reasonably be expected to cause a Material Adverse Effect and is not adequately covered by insurance;

               (m) there is filed against Parent or any Subsidiary of Parent any action, suit or proceeding under any federal or state racketeering statute (including the Racketeer Influenced and Corrupt Organization Act of
1970), which action, suit or proceeding (i) is not dismissed within 120 days, and (ii) could reasonably be expected to result in the confiscation or forfeiture of any material portion of the Collateral;

               (n) for any reason other than the failure of the Agent to take any action available to it, or the failure of Agent to request any Loan Party to take any action, to maintain perfection of the Agent's Liens pursuant to the Loan Documents, any Loan Document ceases to be in full force and effect or any Lien with respect to any material portion of the Collateral intended to be secured thereby ceases to be, or is not, valid, perfected and prior to all other Liens (other than Permitted Liens) or is terminated, revoked or declared void;

               (o) (i) an ERISA Event shall occur with respect to a Pension Plan or Multi-employer Plan which has resulted or could reasonably be expected to result in liability of Parent or any of its Subsidiaries under Title IV of ERISA to the Pension Plan, Multi-employer Plan or the PBGC in an aggregate amount in excess of $10,000,000; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $10,000,000; or (iii) Parent or any ERISA Affiliate of Parent shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multi-employer Plan in an aggregate amount in excess of $10,000,000; or (iv) the Foreign Plans in the aggregate have liabilities in excess of assets

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                        Second Amended and Restated
                              Credit Agreement



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

(determined in accordance with the assumptions under each such Foreign Plan and under Requirements of Law used for funding each Foreign Plan pursuant to reasonable accounting standards in accordance with Requirements of Law) in an amount in excess of $10,000,000;

               (p) there occurs a Change of Control; or

               (q) there occurs an event having a Material Adverse Effect.

         9.2   Remedies.
               --------

               (a) If a Default or an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Required Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on Parent or any Borrower: (i) reduce the Maximum Revolver Amount, or the advance rates against Eligible Accounts and/or Eligible Inventory used in computing the Borrowing Base, or reduce one or more of the other elements used in computing the Borrowing Base; (ii) restrict the amount of or refuse to make Revolving Loans; and (iii) restrict or refuse to provide Letters of Credit or Credit Support. If an Event of Default exists, the Agent shall, at the direction of the Required Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on Parent or any Borrower: (A) terminate the Commitments and this Agreement; (B) declare any or all Obligations (other than Bank Products) to be immediately due and payable; provided, however, that upon the occurrence
                                --------  -------
of any Event of Default described in Sections 9.1(e), 9.1(f), 9.1(g), or
                                     ---------------  ------  ------
9.1(h), the Commitments shall automatically and immediately expire and all
------
Obligations (other than Bank Products) shall automatically become immediately due and payable without notice or demand of any kind; (C) require the Borrowers to provide Cash Collateral for all outstanding Letter of Credit Obligations; and (D) pursue its other rights and remedies under the Loan Documents and applicable law.

               (b) If an Event of Default has occurred and is continuing:
(i) the Agent shall have for the benefit of the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the Loan Documents and the UCC, PPSA and the Civil Code;
(ii) the Agent may, at any time, and shall at the direction of the Required Lenders, take possession of the Collateral and keep it on Parent's or any Borrower's premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or Borrowers shall, upon the Agent's demand, at Borrowers' cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and (iii) the Agent may, and shall at the direction of Required Lenders, sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, or as otherwise directed by Required Lenders, and may, if the Agent deems it reasonable, with the consent of the Required Lenders, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, Parent and each Borrower agrees that any notice by the Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to Borrowers if such notice is mailed by registered or certified mail, return

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                        Second Amended and Restated
                              Credit Agreement



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

receipt requested, postage prepaid, or is delivered personally against receipt, at least 5 Business Days prior to such action to Borrowers' address specified in or pursuant to Section 14.8. If any Collateral is sold on terms
                            ------------
other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to Parent or any Borrower. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, each Borrower irrevocably waives: (A) the posting of any bond, surety or security with respect thereto which might otherwise be required;
(B) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (C) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. Each Borrower agrees that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, Parent's and each Borrower's labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and Parent's and each Borrower's rights under all licenses and all franchise agreements shall inure to the Agent's benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including attorneys' fees, and then to the Obligations as set forth in
Section 3.8. The Agent will return any excess to Borrowers and Borrowers
-----------
shall remain liable for any deficiency.

               (c) If an Event of Default occurs, each Borrower hereby waives all rights to notice and hearing prior to the exercise by the Agent of the Agent's rights to repossess the Collateral without judicial process or to reply, attach or levy upon the Collateral without notice or hearing.

               (d) Notwithstanding any other provision in this Agreement or the Loan Documents, the Agent shall not foreclose on any Collateral consisting of Real Estate or stock without the approval of the Required Lenders.

                                 ARTICLE 10
                            TERM AND TERMINATION
                            --------------------

         10.1  Term and Termination. The term of this Agreement shall end on
               --------------------
the Stated Termination Date unless sooner terminated in accordance with the terms hereof. The Agent upon direction from the Required Lenders shall terminate this Agreement without notice upon the occurrence and during the continuance of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including all unpaid principal, accrued and unpaid interest and any early termination or prepayment fees or penalties, but excluding Bank Products) shall become immediately due and payable and Borrowers shall immediately arrange for the cancellation and return of Letters of Credit then outstanding. Notwithstanding the termination of this Agreement, until all Obligations are indefeasibly paid and performed in full in cash, each Borrower shall remain bound by the terms of this Agreement and shall not be relieved of any of its Obligations hereunder or under any other Loan Document, and the Agent and the Lenders shall retain all their rights and remedies hereunder (including the Agent's Liens in and all rights and remedies with respect to all then existing and after-arising Collateral).

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                        Second Amended and Restated
                              Credit Agreement



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                                 ARTICLE 11
        AMENDMENTS; WAIVERS; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS
        ------------------------------------------------------------

         11.1  Amendments and Waivers.
               ----------------------

               (a) No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Loan Party therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders (or by the Agent at the written request of the Majority Lenders), Parent and the Borrowers and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such
                                      --------  -------
waiver, amendment or consent with respect to Section 7.23 shall be effective
                                             ------------
unless in writing and signed by Required Lenders, Parent and the Borrowers and acknowledged by the Agent; and provided further, however, that no such
                                   -------- -------  -------
waiver, amendment, or consent shall, unless in writing and signed by all the Lenders, Parent and the Borrowers and acknowledged by the Agent, do any of the following:

                   (i)    increase or extend the Commitment of any Lender;

                   (ii) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

                   (iii) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

                   (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

                   (v) increase any of the percentages set forth in the definition of the Borrowing Base;

                   (vi) include in the Borrowing Base (1) any class of assets other than Accounts, Inventory, Equipment, or Real Estate, or (2) any assets acquired in a Permitted Acquisition unless and until such Accounts, Inventory, Equipment or Real Estate, as the case may be, have been appraised and/or audited with results satisfactory to Agent and Lenders, and, any other requirements under Section 7.20, or otherwise hereunder, have been
                         ------------
met;

                   (vii) amend this Section or any provision of this Agreement providing for consent or other action by all Lenders;

                   (viii) release any Guaranties of the Obligations or release or subordinate Agent's Liens on Collateral other than as permitted by Section 12.11;
   -------------

                   (ix) change the definitions of "Majority Lenders" or "Required Lenders";

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                        Second Amended and Restated
                              Credit Agreement



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                   (x)    increase the Maximum Revolver Amount or the Maximum
PP&E Loan Amount or postpone or delay any date fixed by this Agreement for any reduction (or reduce the amount of such reduction) of the Maximum PP&E Loan Amount (or change the definition thereof or Section 3.3, to the same
                                                 -----------
effect); or

                   (xi) amend the order of payments set forth in the second sentence of Section 3.8.
            -----------

provided, however, the Agent may, in its sole discretion and notwithstanding
--------  -------
the limitations contained in clauses (v), (vi), and (x) above, make Agent
                             -----------  ----      ---
Advances in accordance with Section 1.2(i) and, provided further, that no
                            --------------      -------- -------
amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document and provided further, that Schedule 1.2 hereto
                        -------- -------       ------------
(Commitments) may be amended from time to time by Agent alone to reflect assignments of Commitments in accordance herewith.

               (b) [INTENTIONALLY DELETED]

               (c) If, in connection with any proposed amendment, waiver or consent (a "Proposed Change"):

                   (i) requiring the consent of all Lenders, the consent of Required Lenders is obtained, but the consent of other Lenders is not obtained (any such Lender whose consent is not obtained as described in this clause (i) and in clause (ii) below being referred to as a "Non-Consenting Lender"), or

                   (ii) requiring the consent of Required Lenders, the consent of Majority Lenders is obtained,

then, so long as the Agent is not a Non-Consenting Lender, at the Borrowers' request, the Agent or an Eligible Assignee shall have the right (but not the obligation) with the Agent's approval, to purchase from the Non-Consenting Lenders, and the Non-Consenting Lenders agree that they shall sell, all the Non-Consenting Lenders' Commitments for an amount equal to the principal balances thereof and all accrued interest and fees with respect thereto through the date of sale pursuant to Assignment and Acceptance Agreement(s), without premium or discount.

         11.2  Assignments; Participations.
               ---------------------------

               (a) Any Lender may, with the written consent of the Agent (which consent shall not be unreasonably withheld), assign and delegate to one or more Eligible Assignees (provided that no consent of the Agent shall be required in connection with any assignment and delegation by a Lender to an Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $10,000,000 (provided that, unless an assignor Lender has assigned and delegated all of its Loans and Commitments, no such assignment and/or delegation shall be permitted unless, after giving effect thereto, such assignor Lender retains a Commitment in a minimum amount of $15,000,000; provided, however, that each Borrower and the
                               --------  -------
Agent may continue to deal solely and directly with such Lender in connection with the interest so

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                        Second Amended and Restated
                              Credit Agreement



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assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrowers and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrowers and the Agent an Assignment and Acceptance in the form of Exhibit F ("Assignment and Acceptance") together
                          ---------
with any note or notes subject to such assignment and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,500. Borrowers agree to promptly execute and deliver new promissory notes and replacement promissory notes as reasonably requested by the Agent to evidence assignments of the Loans and Commitments in accordance herewith.

               (b) From and after the date that the Agent notifies the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit and Credit Support have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

               (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto or the attachment, perfection, or priority of any Lien granted by any Loan Party to the Agent or any Lender in the Collateral; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof, together with such powers, including the discretionary rights and incidental power, as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

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               (d) Immediately upon satisfaction of the requirements of
Section 11.2(a), this Agreement shall be deemed to be amended to the extent,
---------------
but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.
                 --- -----

               (e) Any Lender may at any time sell to one or more commercial banks, financial institutions, or other Persons not Affiliates of a Loan Party (a "Participant") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however,
                                                       --------  -------
that (i) the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrowers and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document except the matters set forth in Sections 11.1(a) (i), (ii) and (iii), and all amounts payable by any
   --------------------------     -----
Borrower hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent and subject to the same limitation as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

               (f) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                                 ARTICLE 12
                                  THE AGENT
                                  ---------

         12.1  Appointment and Authorization. Each Lender hereby designates and
               -----------------------------
appoints Bank as its Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto.
The Agent agrees to act as such on the express conditions contained in this
Article 12. The provisions of this Article 12 are solely for the benefit of
----------                         ----------
the Agent and the Lenders and no Loan Party shall have any rights as a third party beneficiary of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this

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Agreement or any other Loan Document or otherwise exist against the Agent.
Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Borrowing Base, (b) the making of Agent Advances pursuant to Section 1.2(i), and (c) the exercise of remedies pursuant to
            --------------
Section 9.2, and any action so taken or not taken shall be deemed consented
-----------
to by the Lenders.

         12.2  Delegation of Duties. The Agent may execute any of its duties
               --------------------
under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

         12.3  Liability of Agent. None of the Agent-Related Persons shall
               ------------------
(i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by Parent or any Subsidiary or Affiliate of Parent, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of Parent or any Subsidiaries or Affiliates of Parent.

         12.4  Reliance by Agent. The Agent shall be entitled to rely, and
               -----------------
shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with

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                              Credit Agreement



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

a request or consent of the Required Lenders (or all Lenders if so required by Section 11.1) and such request and any action taken or failure to act
   ------------
pursuant thereto shall be binding upon all of the Lenders.

         12.5  Notice of Default. The Agent shall not be deemed to have
               -----------------
knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Required Lenders in accordance with Section 9; provided,
                                                     ---------  --------
however, that unless and until the Agent has received any such request, the
-------
Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

         12.6  Credit Decision. Each Lender acknowledges that none of the
               ---------------
Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of Parent, its Subsidiaries, and its Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Borrower which may come into the possession of any of the Agent-Related Persons.

         12.7  Indemnification. Whether or not the transactions contemplated
               ---------------
hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), in accordance with their Pro Rata Shares, from and against any and all Indemnified Liabilities as such term is defined in Section 14.11, but
                                                   -------------
excluding any Indemnified Liabilities arising from Bank Products; provided,
                                                                  --------
however, that no Lender shall be liable for the payment to the Agent-Related
-------
Persons of any portion of such Indemnified Liabilities to the extent resulting from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its Pro Rata Share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or

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

enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

         12.8  Agent in Individual Capacity. The Bank and its Affiliates may
               ----------------------------
make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with Parent and any Subsidiaries and Affiliates of Parent as though the Bank were not the Agent hereunder and without notice to or consent of the Lenders. The Bank or its Affiliates may receive information regarding Parent, its Subsidiaries, its Affiliates and Account Debtors (including information that may be subject to confidentiality obligations in favor of Parent or such Subsidiary or Affiliate) and the Lenders acknowledge that the Agent and the Bank shall be under no obligation to provide such information to them. With respect to its Loans, the Bank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include the Bank in its individual capacity.

         12.9  Successor Agent. The Agent may resign as Agent upon at least
               ---------------
30 days' prior notice to the Lenders and the Borrowers, such resignation to be effective upon the acceptance of a successor agent to its appointment as Agent. In the event the Bank sells all of its Commitment and Revolving Loans as part of a sale, transfer or other disposition by the Bank of substantially all of its loan portfolio, the Bank shall resign as Agent and such purchaser or transferee shall become the successor Agent hereunder, except to the extent such purchaser or transferee is not acceptable to Required Lenders (excluding Agent) as a successor Agent, in which case a successor Agent shall be appointed under the terms applicable to a resigning Agent as set forth in the next two sentences. Subject to the foregoing, if the Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrowers, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this
Article 12 shall continue to inure to its benefit as to any actions taken or
----------
omitted to be taken by it while it was Agent under this Agreement.

         12.10 Withholding Tax.
               ---------------

               (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the
Agent:

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                   (i)   if such Lender claims an exemption from, or a
reduction of, withholding tax under a United States of America tax treaty, properly completed IRS Forms W-8BEN and W-8ECI before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                   (ii) if such Lender claims that interest paid under this Agreement is exempt from United States of America withholding tax because it is effectively connected with a United States of America trade or business of such Lender, two properly completed and executed copies of IRS Form W-8ECI before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and

                   (iii) such other form or forms as may be required under the Code or other laws of the United States of America as a condition to exemption from, or reduction of, United States of America withholding tax.

Such Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

               (b) If any Lender claims exemption from, or reduction of, withholding tax under a United States of America tax treaty by providing IRS Form FW-8BEN and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrowers to such Lender. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form W-8BEN as no longer valid.

               (c) If any Lender claiming exemption from United States of America withholding tax by filing IRS Form W-8ECI with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations owing to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

               (d) If any Lender is entitled to a reduction in the applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent,
            --------------
then the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

               (e) If the IRS or any other Governmental Authority of the United States of America or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts

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

paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

         12.11 Collateral Matters.
               ------------------

               (a) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent's Liens upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by Borrowers of all Loans and reimbursement obligations in respect of Letters of Credit and Credit Support, and the termination of all outstanding Letters of Credit (whether or not any of such obligations are due) and all other Obligations; (ii) constituting property being sold or disposed of if the Borrowers certify to the Agent that the sale or disposition is made in compliance with Section 7.9 (and the Agent may rely
                                       -----------
conclusively on any such certificate, without further inquiry); (iii) constituting property in which no Borrower owned any interest at the time the Lien was granted or at any time thereafter; (iv) constituting property leased to any Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement, or (v) constituting Real Estate, in accordance with Section 14.21. Except as provided above, the
                           -------------
Agent will not release any of the Agent's Liens without the prior written authorization of all of the Lenders; provided that the Agent may, in its
                                     --------
discretion, release the Agent's Liens on Collateral valued in the aggregate not in excess of $500,000 during each Fiscal Year without the prior written authorization of the Lenders and the Agent may release the Agent's Liens on Collateral valued in the aggregate not in excess of $1,000,000 during each Fiscal Year with the prior written authorization of Required Lenders. Upon request by the Agent or the Borrowers at any time, the Lenders will confirm in writing the Agent's authority to release any Agent's Liens upon particular types or items of Collateral pursuant to this Section 12.11.
                                                         -------------

               (b) Upon receipt by the Agent of any authorization required pursuant to Section 12.11(a) from the Lenders of the Agent's authority to
            ----------------
release Agent's Liens upon particular types or items of Collateral, and upon at least 5 Business Days prior written request by Borrowers, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent's Liens upon such Collateral; provided, however, that (i) the Agent shall not be
                      --------  -------
required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of any Loan Party in respect of) all interests retained by any Loan Party, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

               (c) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by any Borrower or is cared for, protected or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue

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exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

         12.12 Restrictions on Actions by Lenders; Sharing of Payments.
               -------------------------------------------------------

               (a) Each of the Lenders agrees that it shall not, without the express consent of all Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of all Lenders, set off against the Obligations, any amounts owing by such Lender to any Loan Party or any accounts of any Loan Party now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by all Lenders, take or cause to be taken any action to enforce its rights under this Agreement or against any Loan Party, including the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral. Each Lender further agrees that it will undertake no "action" within the meaning of California Code of Civil Procedure Section 726, and the cases interpreting the meaning of same (a "Cal Action").

               (b) If at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations (other than Bank Products) to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender's Pro Rata Share of all such distributions by the Agent, such Lender shall promptly (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with Section 3.8, or (2) purchase, without recourse or warranty,
                -----------
an undivided interest and participation in the Obligations (other than Bank Products) owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment
             --------  -------
received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

               (c) Each Lender agrees to defend, indemnify and hold the Agent-Related Persons and each other Lender and each of their respective officers, directors, employees, counsel, representatives, agents and attorneys-in-fact (each, an "Action Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any

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Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of the committing of a Cal Action by such Lender.

         12.13 Agency for Perfection. Each Lender hereby appoints each other
               ---------------------
Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC or the applicable provisions of the PPSA or Civil Code can be perfected by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or in accordance with the Agent's instructions.

         12.14 Payments by Agent to Lenders. All payments to be made by the
               ----------------------------
Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to wire transfer instructions delivered in writing to the Agent on or prior to the Initial Funding Date (or if such Lender is an Assignee, on the applicable Assignment and Acceptance), or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Revolving Loans or otherwise. Unless the Agent receives notice from Borrowers prior to the date on which any payment is due to the Lenders that Borrowers will not make such payment in full as and when required, the Agent may assume that Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrowers have not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

         12.15 Settlement.
               ----------

               (a) (i)   Each Lender's funded portion of the Revolving Loans
is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, the Bank, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by any Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the Non-Ratable Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                   (ii) The Agent shall request settlement ("Settlement") with the Lenders on at least a weekly basis, or on a more frequent basis at Agent's election, (A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan, (B) for itself, with respect to each Agent Advance, and (C) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 11:00 a.m. (Los Angeles time) on the date of such requested Settlement (the "Settlement Date"). Each Lender (other than the Bank, in the case of Non-Ratable Loans and the Agent in the case of Agent Advances) shall transfer the amount of such Lender's Pro Rata Share of the outstanding principal amount of the Non-Ratable Loans and Agent Advances with respect to each Settlement to the Agent, to Agent's account, not

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later than 1:00 p.m. (Los Angeles time), on the Settlement Date applicable thereto. Settlements may occur during the continuation of a Default or an Event of Default and whether or not the applicable conditions precedent set forth in Article 8 have then been satisfied. Such amounts made available to
         ---------
the Agent shall be applied against the amounts of the applicable Non-Ratable Loan or Agent Advance and, together with the portion of such Non-Ratable Loan or Agent Advance representing the Bank's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not transferred to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first 3 days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Revolving Loans (A) on behalf of the Bank, with respect to each outstanding Non-Ratable Loan, and (B) for itself, with respect to each Agent Advance.

                   (iii) Notwithstanding the foregoing, not more than one
(1) Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a Non-Ratable Loan or Agent Advance), each other Lender (A) shall irrevocably and unconditionally purchase and receive from the Bank or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Non-Ratable Loan or Agent Advance equal to such Lender's Pro Rata Share of such Non-Ratable Loan or Agent Advance and (B) if Settlement has not previously occurred with respect to such Non-Ratable Loans or Agent Advances, upon demand by Bank or Agent, as applicable, shall pay to Bank or Agent, as applicable, as the purchase price of such participation an amount equal to one-hundred percent (100%) of such Lender's Pro Rata Share of such Non-Ratable Loans or Agent Advances. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first 3 days from and after such demand and thereafter at the Interest Rate then applicable to Base Rate Revolving Loans.

                   (iv) From and after the date, if any, on which any Lender purchases an undivided interest and participation in any Non-Ratable Loan or Agent Advance pursuant to clause (iii) above, the Agent shall
                                  ------------
promptly distribute to such Lender, such Lender's Pro Rata Share of all payments of principal, interest and fees, if applicable, and all proceeds of Collateral received by the Agent in respect of such Non-Ratable Loan or Agent Advance.

                   (v) Between Settlement Dates, the Agent, to the extent no Agent Advances are outstanding, may pay over to the Bank any payments received by the Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to the Bank's Revolving Loans including Non-Ratable Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to the Bank's Revolving Loans (other than to Non-Ratable Loans or Agent Advances in which such Lender has not yet funded its purchase of a participation pursuant to clause (iii) above), as provided for in the previous sentence, the Bank shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, the Bank with respect to Non-Ratable Loans, the Agent with respect to Agent

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Advances, and each Lender with respect to the Revolving Loans other than
Non-Ratable Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by the Bank, the Agent and the other Lenders.

                   (vi)  Unless the Agent has received written notice from
a Lender or a Borrower to the contrary, the Agent may assume that the applicable conditions precedent set forth in Article 8 have been satisfied and the
                                  ---------
requested Borrowing will not exceed Availability on any Funding Date for a Revolving Loan or Non-Ratable Loan.

               (b) Lenders' Failure to Perform. All Revolving Loans (other
                   ---------------------------
than Non-Ratable Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (i) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Revolving Loans hereunder, (ii) no failure by any Lender to perform its obligation to make any Revolving Loans hereunder shall excuse any other Lender from its obligation to make any Revolving Loans hereunder, and (iii) the obligations of each Lender hereunder shall be several, not joint and several.

               (c) Defaulting Lenders. Unless the Agent receives notice from
                   ------------------
a Lender on or prior to the Initial Funding Date or, with respect to any Borrowing after the Initial Funding Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent that Lender's Pro Rata Share of a Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date. Furthermore, the Agent may, in reliance upon such assumption, make available to any Borrower on such date a corresponding amount. If any Lender has not transferred its full Pro Rata Share to the Agent in immediately available funds and the Agent has transferred corresponding amount to any Borrower on the Business Day following such Funding Date that Lender shall make such amount available to the Agent, together with interest at the Federal Funds Rate for that day. A notice by the Agent submitted to any Lender with respect to amounts owing shall be conclusive, absent manifest error. If each Lender's full Pro Rata Share is transferred to the Agent as required, the amount transferred to the Agent shall constitute that Lender's Revolving Loan for all purposes of this Agreement. If that amount is not transferred to the Agent on the Business Day following the Funding Date, the Agent will notify the Borrowers of such failure to fund and, upon demand by the Agent, Borrowers shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the Interest Rate applicable at the time to the Revolving Loans comprising that particular Borrowing. The failure of any Lender to make any Revolving Loan on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a "Defaulting Lender") shall not relieve any other Lender of its obligation hereunder to make a Revolving Loan on that Funding Date. No Lender shall be responsible for any other Lender's failure to advance such other Lenders' Pro Rata Share of any Borrowing.

               (d) Retention of Defaulting Lender's Payments. The Agent
                   -----------------------------------------
shall not be obligated to transfer to a Defaulting Lender any payments made by any Borrower to the Agent

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                        Second Amended and Restated
                              Credit Agreement



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

for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. In its discretion, the Agent may loan to Borrowers the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so loaned to Borrowers shall bear interest at the rate applicable to Base Rate Revolving Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans, provided, however, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender". Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing (A) such Defaulting Lender shall not be entitled to any portion of the Unused Line Fee and (B) the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Borrowing and shall be allocated among such performing Lenders ratably based upon their relative Commitments. This Section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by any Borrower of its duties and obligations hereunder.

               (e) Removal of Defaulting Lender. At Borrowers' request, the
                   ----------------------------
Agent or an Eligible Assignee reasonably acceptable to the Agent and Borrowers shall have the right (but not the obligation) to purchase from any Defaulting Lender, and each Defaulting Lender shall, upon such request, sell and assign to the Agent or such Eligible Assignee, all of the Defaulting Lender's outstanding Commitments hereunder. Such sale shall be consummated promptly after Agent has arranged for a purchase by Agent or an Eligible Assignee pursuant to an Assignment and Acceptance, and at a price equal to the outstanding principal balance of the Defaulting Lender's Loans, plus accrued interest and fees, without premium or discount.

         12.16 Letters of Credit; Intra-Lender Issues.
               --------------------------------------

               (a) Notice of Letter of Credit Balance. On each Settlement
                   ----------------------------------
Date the Agent shall notify each Lender of the issuance of all Letters of Credit since the prior Settlement Date.

               (b) Participations in Letters of Credit.
                   -----------------------------------

                   (i)   Purchase of Participations. Immediately upon issuance
                         --------------------------
of any Letter of Credit in accordance with Section 1.4(d), each Lender shall be
                                           --------------
deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit or the Credit Support provided through the Agent to the Letter of Credit Issuer, if not the Bank, in connection with the issuance of such Letter of Credit (including all obligations of Borrowers with respect thereto, and any security therefor or guaranty pertaining thereto).

                   (ii)  Sharing of Reimbursement Obligation Payments. Whenever
                         --------------------------------------------
the Agent receives a payment from any Borrower on account of reimbursement obligations in respect of a Letter of Credit or Credit Support as to which the Agent has previously received for the account of the Letter of Credit Issuer thereof payment from a Lender, the Agent shall

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

promptly pay to such Lender such Lender's Pro Rata Share of such payment from such Borrower. Each such payment shall be made by the Agent on the next Settlement Date.

                   (iii) Documentation. Upon the request of any Lender, the
                         -------------
Agent shall furnish to such Lender copies of any Letter of Credit, Credit Support for any Letter of Credit, reimbursement agreements executed in connection therewith, applications for any Letter of Credit, and such other documentation as may reasonably be requested by such Lender.

                   (iv)  Obligations Irrevocable. The obligations of each Lender
                         -----------------------
to make payments to the Agent with respect to any Letter of Credit or with respect to their participation therein or with respect to any Credit Support for any Letter of Credit or with respect to the Revolving Loans made as a result of a drawing under a Letter of Credit and the obligations of such Borrower for whose account the Letter of Credit or Credit Support was issued to make payments to the Agent, for the account of the Lenders, shall be irrevocable and shall not be subject to any qualification or exception whatsoever, including any of the following circumstances:

                   (1) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                   (2) the existence of any claim, setoff, defense or other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between any Borrower or any other Person and the beneficiary named in any Letter of Credit);

                   (3) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                   (4) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

                   (5)   the occurrence of any Default or Event of Default; or

                   (6) the failure of any Borrower to satisfy the applicable conditions precedent set forth in Article 8.
                                  ---------

               (c) Recovery or Avoidance of Payments; Refund of Payments In
                   --------------------------------------------------------
Error. In the event any payment by or on behalf of any Borrower received by
-----
the Agent with respect to any Letter of Credit or Credit Support provided for any Letter of Credit and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it. Unless the Agent

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receives notice from Borrowers prior to the date on which any payment is due to the Lenders that Borrowers will not make such payment in full as and when required, the Agent may assume that Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent Borrowers have not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

               (d) Indemnification by Lenders. To the extent not reimbursed
                   --------------------------
by Borrowers and without limiting the obligations of any Borrower hereunder, the Lenders agree to indemnify the Letter of Credit Issuer ratably in accordance with their respective Pro Rata Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Letter of Credit Issuer in any way relating to or arising out of any Letter of Credit or the transactions contemplated thereby or any action taken or omitted by the Letter of Credit Issuer under any Letter of Credit or any Loan Document in connection therewith; provided that no Lender shall
                                              --------
be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Letter of Credit Issuer promptly upon demand for its Pro Rata Share of any costs or expenses payable by Borrowers to the Letter of Credit Issuer, to the extent that the Letter of Credit Issuer is not promptly reimbursed for such costs and expenses by Borrowers. The agreement contained in this Section shall survive payment in full of all other Obligations.

         12.17 Concerning the Collateral and the Related Loan Documents.
               --------------------------------------------------------
Each Lender authorizes and directs the Agent to enter into the other Loan Documents, for the ratable benefit and obligation of the Agent and the Lenders. Each Lender agrees that any action taken by the Agent, Majority Lenders or Required Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents, and the exercise by the Agent, the Majority Lenders, or the Required Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders. The Lenders acknowledge that the Revolving Loans, Agent Advances, Non-Ratable Loans, Bank Products and all interest, fees and expenses hereunder constitute one Debt, secured pari passu by all of the
                                                ---- -----
Collateral.

               Without limiting the generality of the above paragraph, for the purposes of creating a solidarite active in accordance with Article 1541 of the Civil Code of Quebec, between each Lender, on the one hand, and the Agent, on the other hand, each Loan Party and each such Lender acknowledge and agree with the Agent that such Lender and the Agent are hereby conferred the legal status of solidary creditors of each Loan Party in respect of all Obligations, present and future, owed by each Loan Party to each such Lender and the Agent (collectively, the "Solidary Claim"). Each Loan Party which is not a signatory of this Agreement but is or may become a signatory to any other Loan Document shall be deemed to have accepted the provisions contained in this paragraph by its execution of such other Loan Document. Accordingly, but subject (for the avoidance of doubt) to Article 1542 of the Civil Code of

                                    S-64
                        Second Amended and Restated
                              Credit Agreement



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

Quebec, the Loan Parties are irrevocably bound towards the Agent and each Lender in respect of the entire Solidary Claim of the Agent and such Lender. As a result of the foregoing, the parties hereto acknowledge that the Agent and each Lender shall at all times have a valid and effective right of action for the entire Solidary Claim of the Agent and such Lender and the right to give full acquittance for it. Accordingly, without limiting the generality of the foregoing, the Agent, as solidary creditor with each Lender, shall at all times have a valid and effective right of action in respect of all Obligations, present and future, owed by each Loan Party to the Agent and to the Lenders or any of them and the right to give a full acquittance for same. The parties further agree and acknowledge that the Agent's Liens on the Collateral shall be granted to the Agent, for its own benefit and for the benefit of the Lenders.

         12.18 Field Audit and Examination Reports; Disclaimer by Lenders.
               ----------------------------------------------------------
By signing this Agreement, each Lender:

               (a) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by or on behalf of the Agent;

               (b) expressly agrees and acknowledges that neither the Bank nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

               (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or the Bank or other party performing any audit or examination will inspect only specific information regarding the Borrowers and their Subsidiaries and will rely significantly upon the Parent's and its Subsidiaries' books and records, as well as on representations of the Parent's and its Subsidiaries' personnel;

               (d) agrees to keep all Reports confidential and strictly for its internal use, and not to distribute except to its participants, or use any Report in any other manner; and

               (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to any Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of any Borrower; and (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including Attorney Costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

         12.19 Relation Among Lenders. The Lenders are not partners or
               ----------------------
co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.

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

         12.20 Co-Agents. None of the Lenders or other Persons identified on
               ---------
the facing page or signature pages of this Agreement as a "lead arranger," "sole book manager," "co-syndication agent," or "co-documentation agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders or other Persons as such. Without limiting the foregoing, none of the Lenders so identified as a "lead arranger," "co-syndication agent," "co-documentation agent" or "sole book manager" shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                 ARTICLE 13
             JOINT AND SEVERAL LIABILITY OF BORROWERS; GUARANTY
             --------------------------------------------------

         13.1  Joint and Several Liability of Borrowers.
               ----------------------------------------

               (a) Each Borrower shall be liable for all amounts due to the Agent and/or any Lender under this Agreement and the other Loan Documents, regardless of which Borrower actually receives Loans or other extensions of credit hereunder or the amount of such Loans received or the manner in which the Agent and/or such Lender accounts for such Loans or other extensions of credit on its books and records. Each Borrower's obligations with respect to Loans made to it, and such Borrower's Obligations arising as a result of the joint and several liability of such Borrower hereunder with respect to Loans made to any other Borrower hereunder, shall be separate and distinct obligations, but all such obligations shall be primary obligations of such Borrower.

               (b) Each Borrower's Obligations arising as a result of the joint and several liability of such Borrower hereunder with respect to Loans or other extensions of credit made to any of the other Borrowers hereunder, and with respect to all other Obligations of any of the other Borrowers hereunder (including any such Obligation of any other Borrower in respect of interest accruing after the commencement by or against such other Borrower of an Insolvency Proceeding, irrespective of whether a claim for such accrued interest is allowed in such Insolvency Proceeding), shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity, enforceability, avoidance or subordination of any of the Obligations of any of the other Borrowers or of any promissory note or other document evidencing all or any part of the Obligations of any of the other Borrowers, (ii) any incapacity or change in the constitution of any party to any of the Loan Documents or any of Agent's Liens; (iii) the absence of any attempt to collect any of the Obligations from any of the other Borrowers, any guarantor of any of such Obligations of any of the other Borrowers, or any other security therefor, or the absence of any other action to enforce the same, (iv) the waiver, consent, variation, extension, forbearance or granting of any indulgence by the Agent and/or any Lender with respect to any provision of any instrument evidencing the Obligations of any of the other Borrowers, or any part thereof, or any other agreement now or hereafter executed by any of the other Borrowers and delivered to the Agent and/or any Lender, (v) the failure by the Agent and/or any Lender to take any steps to perfect and maintain its Lien on, or to preserve its rights to, any security or collateral for any of the Obligations of any of the other Borrowers, (vi) the Agent's and/or any Lender's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vii) any borrowing or grant of a

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                              Credit Agreement



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

Lien by any other Borrower as debtor-in-possession under Section 364 of the Bankruptcy Code, (viii) the disallowance of all or any portion of the Agent's and/or any Lender's claim(s) for the repayment of the Obligations of any of the other Borrowers under Section 502 of the Bankruptcy Code, or (ix) any other circumstances which might constitute a legal or equitable discharge or defense of a guarantor or of any of the other Borrowers, or which might prejudicially affect the rights or remedies of the Agent or the Lenders under the Loan Documents or otherwise conferred by law. With respect to any Borrower's Obligations arising as a result of the joint and several liability of such Borrower hereunder with respect to Loans or other extensions of credit made to any of the other Borrowers hereunder or any other Obligations of any of the other Borrowers hereunder, such Borrower waives, until all Obligations of all Borrowers shall have been paid in full and this Agreement shall have been terminated, any benefit of, and any right to participate in, any security or collateral given to the Agent and/or any Lender to secure payment of any of the Obligations of any of the other Borrowers or any other liability of any of the other Borrowers to the Agent and/or any Lender.

               (c) Without limiting the Agent's or any Lender's rights against any Borrower, upon any Event of Default, the Agent may, and at the direction of Required Lenders shall, proceed directly and at once, without notice, against each Borrower to collect and recover the full amount, or any portion, of the Obligations, without first proceeding against any other Borrower or any other Person, or against any security or collateral for any of the Obligations. Each Borrower consents and agrees that the Agent shall be under no obligation to marshal any assets in favor of any Borrower or against or in payment of any or all of the Obligations.

         13.2  Contribution and Indemnification among the Borrowers. To the
               ----------------------------------------------------
extent that any Borrower (the "Paying Borrower") shall, as a joint and several obligor in respect of Obligations of any other Borrower, repay any Loans made to any other Borrower hereunder or other Obligations incurred directly and primarily by any other Borrower (such other Borrower herein called the "Incurring Borrower", and the payment made by the Paying Borrower for Loans made to or Obligations incurred by the Incurring Borrower herein called an "Accommodation Payment"), then the Paying Borrower shall be entitled to reimbursement of such Accommodation Payment from the Incurring Borrower and, subject to the last sentence of Section 13.1(a), shall further
                                              ---------------
be entitled to contribution and indemnification from, and to be reimbursed by, each of the other Borrowers (the "Other Borrowers") in an amount, for each such Other Borrower, equal to a fraction of such Accommodation Payment, the numerator of which is such Other Borrower's "Allocable Amount" (as defined below) and the denominator of which is the sum of the Allocable Amounts of all of the Borrowers other than the Incurring Borrower. As of any date of determination, the "Allocable Amount" of any Borrower (other than the Incurring Borrower) in respect of any Accommodation Payment shall be equal to the maximum amount of liability for such Accommodation Payment which could be asserted against such Borrower hereunder without (i) rendering such Borrower "insolvent" within the meaning of Section 101(31) of the Bankruptcy Code, Section 2 of the U.S. Uniform Fraudulent Transfer Act ("UFTA") or Section 2 of the Uniform Fraudulent Conveyance Act ("UFCA"),
(ii) leaving such Borrower with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA, or
Section 5 of the UFCA, (iii) leaving such Borrower unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA, or Section 5 of the UFCA, or (iv) in the case of a Borrower that is organized or registered outside of the United States of America, voiding or making

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                              Credit Agreement



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

unenforceable or illegal such liability or payment as against such Borrower under applicable foreign law. All rights and claims of contribution, indemnification and reimbursement under this section shall be subordinate in right of payment to the prior payment in full of all Obligations of all the Borrowers. The provisions of this Section 13.2 shall, to the extent
                                  ------------
expressly inconsistent with any provision in any Loan Document, supersede such inconsistent provision. The failure or inability of any Borrower to recover from any other Borrower such other Borrower's share of any Accommodation Payment made by such Borrower, or the unenforceability as to any Borrower of any of the foregoing provisions of this Section 13.2, shall
                                                        ------------
not limit or otherwise affect any Borrower's joint and several obligations hereunder. In no event shall any Paying Borrower be entitled to any payment from the other Borrowers in respect of any Accommodation Payment made by such Paying Borrower in excess of the amount of such Accommodation Payment.

         13.3  Waiver. Each Borrower hereby waives and agrees not to assert or
               ------
take advantage of: (i) any defense now existing or hereafter arising based upon any legal disability or other defense of any other Borrower or any guarantor or other Person, or by reason of the cessation or limitation of the liability of any other Borrower or any guarantor or other Person from any cause other than full payment and performance of all obligations due under this Agreement or any of the other Loan Documents; (ii) any defense based upon any lack of authority of the officers, directors, partners or agents acting or purporting to act on behalf of any other Borrower or any guarantor or other Person, or any defect in the formation of any other Borrower or any guarantor or other Person; (iii) the unenforceability or invalidity of any security or guaranty or the lack of perfection or continuing perfection, or failure of priority of any security for the Obligations; (iv) any and all rights and defenses arising out of an election of remedies by the Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for an Obligation, has destroyed such Borrower's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise; (v) any defense based upon any failure to disclose to such Borrower any information concerning the financial condition of any other Borrower or any guarantor or other Person or any other circumstances bearing on the ability of any other Borrower or any guarantor or other Person to pay and perform all obligations due under this Agreement or any of the other
Loan Documents; (vi) any failure by the Agent or any Lender to give notice to any Borrower or any guarantor or other Person of the sale or other disposition of security, and any defect in notice given by the Agent or any Lender in connection with any such sale or disposition of security; (vii) any failure of the Agent or any Lender to comply with applicable laws in connection with the sale or disposition of security, including, without limitation, any failure by the Lender to conduct a commercially reasonable sale or other disposition of such security; (viii) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in any other respects more burdensome than that of a principal, or that reduces a surety's or guarantor's obligations in proportion to the principal's obligation; (ix) any use of cash collateral under Section 363 of the Bankruptcy Code; (x) any defense based upon an election by the Agent or any Lender, in any proceeding instituted under the Bankruptcy Code, of the application of Section
1111(b)(2) of the Bankruptcy Code or any successor statute; (xi) any defense based upon any borrowing or any grant of a security interest under Section
364 of the Bankruptcy Code; (xii) any right of subrogation, any right to enforce any remedy which the Agent or any Lender may have against any other Borrower or any guarantor or other Person and any right to participate in, or benefit from, any security now or hereafter held by the Agent or any Lender for the Obligations;

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(xiii) presentment, demand, protest and notice of any kind, including notice of acceptance of this Agreement and of the existence, creation or incurring of new or additional Obligations; (xiv) the benefit of any statute of limitations affecting the liability of any other Borrower or any guarantor or other Person, enforcement of this Agreement or any other Loan Documents, the liability of any Borrower hereunder or the enforcement hereof; (xv) all notices of intention to accelerate and/or notice of acceleration of the Obligations; (xvi) relief from any applicable valuation or appraisement laws; (xvii) any other action by the Agent or any Lender, whether authorized by this Agreement or otherwise, or any omission by the Agent or any Lender or other failure of the Agent or any Lender to pursue, or delay in pursuing, any other remedy in its power; (xviii) any and all claims and/or rights of counterclaim, recoupment, setoff or offset; and (xix) any defense based upon the application of the proceeds of a Loan for purposes other than the purposes represented by the Borrowers or intended or understood by the Agent or any Lender or any Borrower. Each Borrower agrees that the payment and performance of all Obligations or any part thereof or other act which tolls any statute of limitations applicable to this Agreement or the other Loan Documents shall similarly operate to toll the statute of limitations applicable to such Borrower's liability hereunder. Without limiting the generality of the foregoing or any other provision hereof, each Borrower further waives any and all rights and defenses that such Borrower may have because the debt of the Borrowers is secured by real property of other Borrowers; this means, among other things, that: (1) the Lenders may collect from such Borrower without first foreclosing on any real or personal property collateral pledged by any other Borrower, (2) if the Agent or any Lender forecloses on any real property collateral pledged by any other Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) the Agent or any Lender may collect from such Borrower even if the Agent or any Lender, by foreclosing on the real property collateral, has destroyed any right such Borrower may have to collect from any other Borrower. The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses each Borrower may have because the Obligations are secured by real property of any other Borrower. Each Borrower acknowledges and agrees that California Civil Code Section 2856 authorizes and validates waivers of a guarantor's rights of subrogation and reimbursement and waivers of certain other rights and defenses available to a guarantor under California law. Based on the preceding sentence and without limiting the generality of the foregoing waivers contained in this subparagraph or any other provision hereof, each Borrower expressly waives to the extent permitted by law any and all rights and defenses (except the defense of indefeasible final payment in full), including without limitation any rights of subrogation, reimbursement, indemnification and contribution (except contribution pursuant to this Agreement), which might otherwise be available to such Borrower under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433 and under California Code of Civil Procedure Sections 580a, 580b, 580d and 726 (or any of such sections), or any other jurisdiction to the extent the same are applicable to this Agreement or the agreements, covenants or obligations of any Borrower hereunder.

         13.4  Independent Investigation. Each Borrower is fully aware of the
               -------------------------
financial condition of the other Borrowers, and is executing and delivering this Agreement based solely upon such Borrower's own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement by the Agent or any Lender. Each Borrower hereby assumes full responsibility for obtaining any additional information concerning the financial condition of the other Borrowers or any other guarantor or their respective

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properties, financial condition and prospects and any other matter pertinent hereto as such Borrower may desire, and such Borrower is not relying upon or expecting the Agent or any Lender to furnish to such Borrower any information now or hereafter in the possession of the Agent or any Lender concerning the same or any other matter. By executing this Agreement, each Borrower knowingly accepts the full range of risks encompassed within a contract of this type, which risks such Borrower acknowledges. No Borrower shall have the right to require the Agent or any Lender to obtain or disclose any information with respect to the Obligations, the financial condition or prospects of any Borrower, the ability of any Borrower to pay or perform the Obligations, the existence, perfection, priority or enforceability of any collateral security for any or all of the Obligations, the existence or enforceability of any other guaranties of all or any part of the Obligations, any action or non-action on the part of the Agent or any Lender, any Borrower or any other Person, or any other event, occurrence, condition or circumstance whatsoever.

         13.5  Stay of Acceleration. If demand for, or acceleration of the
               --------------------
time for, payment by any Borrower to Agent or any Lender of any Obligations of any Borrower is stayed upon the commencement of any case under the Bankruptcy Code or any other Insolvency Proceeding for such Borrower, all such Obligations otherwise subject to demand for payment or acceleration under the terms of this Agreement or any other Loan Document shall nonetheless be payable by each other Borrower hereunder forthwith on demand by the Agent.

         13.6  Subrogation. No payment by any Borrower pursuant to Article 13
               -----------                                         ----------
or other satisfaction of the Obligations of any Borrower under Article 13
                                                               ----------
shall entitle it, by subrogation to the rights of Agent or any Lender, or by right of contribution, reimbursement, exoneration or otherwise, to any payment from any other Borrower or out of the property of any other
Borrower, except after the payment in full to Agent and all the Lenders of all sums which are or may become payable to any of them at any time or from time to time by the Borrowers, under this Agreement or any other Loan Document and the termination of this Agreement. Upon the payment in full of all sums referred to in the immediately preceding sentence and the termination of this Agreement, each Borrower shall be subrogated to the rights of Agent and the Lenders hereunder to the extent of any payments made by them hereunder.

         13.7  Cumulative Remedies. The Agent and Lenders may pursue their
               -------------------
rights and remedies under this Article 13 and Agent and Lenders shall be
                               ----------
entitled to payment from Borrowers under this Article 13 notwithstanding any
                                              ----------
other guarantee of or security for all or any part of the Obligations of the Borrowers or any other Person, and notwithstanding any action taken or omitted to be taken by Agent or any Lender to enforce any of its rights or remedies against any Borrower or any other Person hereunder or under such other guarantee or with respect to any other security.

         13.8  Additional Waivers. Except for notices and demands expressly
               ------------------
provided for herein, the Borrowers hereby waive diligence, presentment, demand of payment, protest and all notices (whether of nonpayment, dishonor, protest or otherwise) with respect to the Obligations, notice of acceptance of the guaranty by Borrowers contained in this Article 13 and of the
                                               ----------
incurrence by any Borrower of any Obligation and all demands whatsoever.

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         13.9  Survival. The provisions of Article 13 shall continue in effect
               --------                    ----------
and be binding upon the Borrowers until all of the Obligations have been paid in full and this Agreement is terminated. The liability of the
Borrowers under this Article 13 shall be reinstated and revived with respect
                     ----------
to any amount at any time paid to or for the account of Agent and any Lender by any Borrower or any other Person which is thereafter required to be, and that is, restored and returned by Agent and any Lender to such Borrower or such Person, or its trustee or receiver or similar official, upon the bankruptcy, insolvency or reorganization of such Borrower or such Person, or for any other reason, all as though such amount had not been paid by such Borrower or such Person.

                                 ARTICLE 14
                                MISCELLANEOUS
                                -------------

         14.1  No Waivers; Cumulative Remedies. No failure by the Agent or any
               -------------------------------
Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among the Borrowers (or any of them), the Loan Parties (or any of them) and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by Parent and each Borrower of any provision of this Agreement. The Agent and the Lenders may proceed directly to collect the Obligations without any prior recourse to the Collateral. The Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

         14.2  Severability. The illegality or unenforceability of any
               ------------
provision of this Agreement or any Loan Document or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

         14.3  Governing Law; Choice of Forum; Service of Process.
               --------------------------------------------------

               (a) THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT ISSUES WITH RESPECT TO THE CREATION, PERFECTION, AND ENFORCEMENT OF LIENS UNDER DIVISION 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF CALIFORNIA; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

               (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES OF AMERICA LOCATED IN LOS ANGELES COUNTY, CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARENT, THE BORROWERS, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARENT, THE BORROWERS, THE

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AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY
OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON
                                                            ---------
CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION
----------
OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING: (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST PARENT, ANY BORROWER OR THEIR PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

               (c) PARENT AND EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO PARENT AND SUCH BORROWER AT ITS ADDRESS SET FORTH IN SECTION 14.8 AND SERVICE SO
                                              ------------
MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

               (d) NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL AT THE REQUEST OF ANY PARTY HERETO BE DETERMINED BY BINDING ARBITRATION. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuant to a provisional or ancillary remedy shall not constitute a waiver of the right of either party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

               (e) Notwithstanding the provisions of (d) above, no controversy or claim shall be submitted to arbitration without the consent of all parties if, at the time of the proposed submission, such controversy or claim arises from or related to an obligation to the Lenders which is secured by real estate property collateral (exclusive of real estate space lease

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assignments). If all the parties do not consent to submission of such a controversy or claim to arbitration, the controversy or claim shall be determined as provided in Section 14.3(f).
                          ---------------

               (f) At the request of either party a controversy or claim which is not submitted to arbitration as provided and limited in Sections
                                                                 --------
14.3(d) and (e) shall be determined by judicial reference. If such an
-------     ---
election is made, the parties shall designate to the court a referee or referees selected under the auspices of the AAA in the same manner as arbitrators are selected in AAA-sponsored proceedings. The presiding referee of the panel, or the referee if there is a single referee, shall be an active attorney or retired judge. Judgment upon the award rendered by such referee or referees shall be entered in the court in which such proceeding was commenced.

               (g) No provision of Sections (d) through (g) shall limit the
                                   ------------         ---
right of the Agent or the Lenders to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At the Agent's option, foreclosure under a deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

         14.4  WAIVER OF JURY TRIAL. SUBJECT TO THE PROVISIONS OF
               --------------------
SECTION 14.3(d), PARENT, THE BORROWERS, THE LENDERS AND THE AGENT EACH
---------------
IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. PARENT, THE BORROWERS, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         14.5  Survival of Representations and Warranties. All of the Borrowers'
               ------------------------------------------
representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.

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         14.6  Other Security and Guaranties. The Agent, may, without notice
               -----------------------------
or demand and without affecting any Borrower's obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Borrowers' Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and
(b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

         14.7  Fees and Expenses. The Borrowers agree to pay to the Agent,
               -----------------
for its benefit, on demand, all costs and expenses that Agent pays or incurs in connection with the negotiation, preparation, syndication, consummation, administration, enforcement, and termination of this Agreement or any of the other Loan Documents, including: (a) Attorney Costs in connection therewith;
(b) costs and expenses (including reasonable attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance; (d) taxes, fees and other charges for recording the Mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent's Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of this Agreement); (e) sums paid or incurred to pay any amount or take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including travel, lodging, and meals for inspections of the Collateral and the Loan Parties' operations by the
Agent plus the Agent's then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $750 per day (or portion thereof) for each Person retained or employed by the
Agent with respect to each field examination or audit); and (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes, and costs and expenses of preserving and protecting the Collateral. In addition, the Borrowers agree to pay costs and expenses incurred by the
Agent (including Attorney Costs) to the Agent, for its benefit, on demand, and to the other Lenders (including their Attorney Costs) for their benefit, on demand, and all reasonable fees, expenses and disbursements incurred by such other Lenders for one law firm retained by such other Lenders as a group, in each case, paid or incurred to obtain payment of the Obligations, enforce the Agent's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including preparations for and consultations concerning any such matters) except for those claims made or threatened by the Borrowers against a Lender that has breached its obligations with respect to confidential information under Section 14.17(b),
                                                           ----------------
or against any Defaulting Lender arising out of its wrongful failure to fund Loans hereunder. The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by any Borrower. All of the foregoing costs and expenses shall be charged to any Borrower's Loan Account as Revolving Loans as described in Section 3.7.
                                                               -----------

         14.8  Notices. Except as otherwise provided herein, all notices,
               -------
demands and requests that any party is required or elects to give to any other shall be in writing, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery

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by overnight mail and courier service, (b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by telecopy, when properly transmitted, in each case addressed to the party to be notified as follows:

                  If to the Agent or to the Bank:

                           Bank of America, N.A.
                           55 South Lake Avenue, Suite 900
                           Pasadena, California 91101
                           Attention: Business Credit-Account Executive
                           Telecopy No.: 626.397.1273

                  with copies to:

                           Buchalter, Nemer, Fields & Younger
                           601 South Figueroa Street, Suite 2400
                           Los Angeles, California 90017
                           Attn: Robert Davidson, Esq.
                           Telecopy No.: 213.896.0400

                  If to any Borrower:

                           c/o Mail-Well, Inc.
                           8310 South Valley Highway, Suite 400
                           Englewood, Colorado  80112
                           Attn: Chief Financial Officer
                           Telecopy No.: 303.566.7466

                  with copies to:

                           c/o Mail-Well, Inc.
                           8310 South Valley Highway, Suite 400
                           Englewood, Colorado  80112
                           Attn: Vice President, General Counsel
                           Telecopy No.: 303.566.7461

or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         14.9  Waiver of Notices. Unless otherwise expressly provided herein,
               -----------------
each Borrower waives presentment, and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on Parent

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

or any Borrower which the Agent or any Lender may elect to give shall entitle Parent or such Borrower to any or further notice or demand in the same, similar or other circumstances.

         14.10 Binding Effect. The provisions of this Agreement shall be
               --------------
binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no
                                               --------  -------
interest herein may be assigned by any Borrower without prior written consent of the Agent and each Lender. The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

         14.11 Indemnity of the Agent and the Lenders by the Borrowers.
               -------------------------------------------------------

               (a) The Borrowers agree to defend, indemnify and hold the Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, representatives, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement, any other Loan Document, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that Borrowers shall not have any obligation
               --------
hereunder to any Indemnified Person with respect to Indemnified Liabilities finally determined by a court of competent jurisdiction to have resulted primarily from the bad faith, gross negligence or willful misconduct of such Indemnified Person; provided, further, that Indemnified Liabilities shall
                    --------  -------
not include liabilities of an Indemnified Person with respect to taxes of such Person imposed on or measured by such Person's net income, nor any other costs or expenses that are expressly provided herein to be the responsibility of such Indemnified Person and not the Parent or Borrowers. The agreements in this Section shall survive payment of all other Obligations.

               (b) The Borrowers agree to indemnify, defend and hold harmless the Agent-Related Persons and the Lenders from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance relating to any Loan Party's operations, business or property. This indemnity will apply whether the hazardous substance is on, under or about any Loan Party's and any Loan Party's Subsidiaries' property or operations or property leased to any Borrower or any Loan Party's Subsidiaries. The indemnity includes but is not limited to Attorney Costs. The indemnity extends to the Agent and the Lenders, their parents, affiliates, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys and assigns. "Hazardous substances" means any substance, material or waste that is or becomes designated or regulated as "toxic," "hazardous," "pollutant," or "contaminant" or a similar designation or regulation under any federal, state or local law (whether under common law,

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statute, regulation or otherwise) or judicial or administrative interpretation of such, including petroleum or natural gas. This indemnity will survive repayment of all other Obligations.

         14.12 Limitation of Liability. NO CLAIM MAY BE MADE BY PARENT, ANY
               -----------------------
BORROWER, ANY LENDER OR OTHER PERSON AGAINST THE AGENT, ANY LENDER, OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, REPRESENTATIVES, AGENTS OR ATTORNEYS-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND PARENT, EACH BORROWER AND EACH LENDER HEREBY WAIVE, RELEASE AND AGREE NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

         14.13 Final Agreement. This Agreement and the other Loan Documents are
               ---------------
intended by Parent, the Borrowers, the Agent and the Lenders to be the final, complete, and exclusive expression of the agreement between them.
This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof.

         14.14 Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, and by the Agent, Parent, each Lender and each Borrower in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

         14.15 Captions. The captions contained in this Agreement are for
               --------
convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

         14.16 Right of Setoff. In addition to any rights and remedies of the
               ---------------
Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to Parent or any Borrower, any such notice being waived by Parent and each Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender or any Affiliate of such Lender to or for the credit or the account of Parent or any Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrowers and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the
--------  -------
validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER'S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF PARENT OR ANY LOAN PARTY HELD OR

                                    S-77
                        Second Amended and Restated
                              Credit Agreement

MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN UNANIMOUS CONSENT OF THE LENDERS.

         14.17 Confidentiality.
               ---------------

               (a) Parent and each Borrower hereby consents that the Agent and each Lender may, at its own expense, issue and disseminate to the public general information describing the credit accommodation entered into pursuant to this Agreement, including the name and address of Parent or any Borrower and a general description of such Person's business and may use such Parent's and the Borrowers' names in advertising and other promotional material.

               (b) The Agent and each Lender severally agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all non-public financial information provided to Agent and the Lenders relating to Parent and its Subsidiaries, all non-public information relating to major transactions not in the ordinary course of business to be entered into by Parent or any of its Subsidiaries, and all other information identified as "confidential" or "secret" by Parent or the Borrowers and provided to the Agent or such Lender by or on behalf of Parent or any of its Subsidiaries, under this Agreement or any other Loan Document, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender, or (ii) was or becomes available on a nonconfidential basis from a source other than Parent or its Subsidiaries, provided that such source is not bound by a confidentiality agreement with Parent or any of its Subsidiaries known to the Agent or such Lender; provided, however, that the
                                                --------  -------
Agent and any Lender may disclose such information (1) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or such Lender is subject or in connection with an examination of the Agent or such Lender by any such Governmental Authority; (2) pursuant to subpoena or other court process; (3) when required to do so in accordance with the provisions of any applicable Requirement of Law; (4) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party; (5) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (6) to the Agent's or such Lender's independent auditors, accountants, attorneys and other professional advisors, provided that any such advisors have either agreed to keep such
          --------
information confidential to the same extent required of Agent and the Lenders hereunder, or otherwise have an existing duty to Agent or such Lender to keep confidential such information; (7) to any prospective Participant or Assignee under any Assignment and Acceptance, actual or potential, provided that such prospective Participant or Assignee agrees to keep such information confidential to the same extent required of the Agent and the Lenders hereunder; (8) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which Parent or any of its Subsidiaries is party or is deemed party with the Agent or such Lender, and (9) to its Affiliates, provided that such Affiliates agree to
                                   --------
keep such information confidential to the same extent required of Agent and the Lenders hereunder. In no event shall Agent or any Lender disclose confidential information except in furtherance of the purpose of this Agreement and the other Loan Documents and except as provided in clauses (1)
                                                                 -----------
through (6) of this paragraph 14.17(b).
        ---         ------------------


                                    S-78
                        Second Amended and Restated
                              Credit Agreement

         14.18 Conflicts with Other Loan Documents. Unless otherwise expressly
               -----------------------------------
provided in this Agreement (or in another Loan Document by specific reference to the applicable provision contained in this Agreement), if any provision contained in this Agreement conflicts with any provision of any other Loan Document, the provision contained in this Agreement shall govern and control.

         14.19 Designation of Mail-Well I as Agent of Borrowers. Each Borrower
               ------------------------------------------------
hereby designates and appoints Mail-Well I and each officer thereof as the agent and attorney-in-fact of such Borrower for all purposes of this Agreement (in such capacity, the "Administrative Borrower"), including for the purpose of executing and delivering all documents, instruments and certificates contemplated herein and modifications thereof, giving and receiving notices and instructions, and making requests, hereunder and otherwise communicating with the Agent and the Lenders (including receiving the monthly Loan Account statements referred to in Section 4.11). The Agent and the Lenders may
                          ------------
assume that such appointment and designation has not been revoked unless and until written notice of revocation is actually received by the Agent and the Lenders. Accordingly, the Agent and the Lenders may give notices and instruction to any Borrower through the Administrative Borrower and may accept and act upon any notices, instructions and requests given by the Administrative Borrower, or any officer thereof, on behalf of any Borrower, and any such notice, request and instructions shall be binding upon such Borrower until the Agent and the Lenders actually receive notice from such Borrower of its revocation of such appointment and designation of the Administrative Borrower as such Borrower's agent and attorney-in-fact. Notwithstanding such appointment and designation, the Agent and the Lenders may also deal directly with, and give and receive notices, instructions and requests to and from, any Borrower. If conflicting instructions are received from a Borrower and from the Administrative Borrower, or any officer thereof, acting as agent or attorney-in-fact for such Borrower, the notice, instruction or request of such Borrower shall prevail, unless the Agent or the Lenders have, prior to their receipt of such notice, instruction or request from such Borrower, acted on a contrary notice, instruction or request from the Administrative Borrower, or any officer thereof, acting as agent and/or attorney-in-fact for such Borrower. Any acknowledgment, consent, direction, certification or other action which might otherwise be valid or effective only if given or taken by all or any of the Borrowers, shall be valid and effective if given or taken only by the Administrative Borrower, whether or not any Borrower joins therein.

         14.20 [INTENTIONALLY DELETED]

         14.21 Release of Real Estate Collateral. Agent and Lenders agree that,
               ---------------------------------
at any time that no Default or Event of Default exists and is continuing, upon Borrowers' request (i) Agent shall release any Mortgages respecting Real
Estate located in New York, and (ii) Agent shall release any Mortgage on
Real Estate being disposed of in a Permitted Disposition or refinanced in a transaction explicitly permitted under clause (d) of Section 7.13.
                                       ----------    ------------

         14.22 No Novation. Parent, the Borrowers, Agent and the Lenders
               -----------
hereby agree that, effective upon the execution and delivery of this Agreement by each such party, the terms and provisions of the Original Credit Agreement shall be and hereby are amended, restated and superseded in their entirety by the terms and provisions of this Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations of Parent or Borrowers outstanding under the Original Credit Agreement or instruments securing the same,

                                    S-79
                        Second Amended and Restated
                              Credit Agreement
which obligations shall remain in full force and effect, except to the extent that the terms thereof are modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement shall be construed as a release or other discharge of Parent, any Borrower, or any guarantor from any of its obligations or liabilities under the Original Credit Agreement or any of the security agreements, pledge agreements, mortgages, guaranties or other loan documents executed in connection therewith. Parent and Borrowers each hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Closing Date all references in any such Loan Document to "the Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Original Credit Agreement shall mean the Original Credit Agreement as amended and restated by this Agreement; and
(ii) confirms and agrees that to the extent that the Original Credit Agreement or any Loan Document executed in connection therewith purports to assign or pledge to the Agent, for the benefit of the Lenders, or to grant to the Agent, for the benefit of the Lenders a security interest in or lien on, any collateral as security for the Obligations of any Borrower from time to time existing in respect of the Original Credit Agreement, such pledge, assignment or grant of the security interest or lien is hereby ratified and confirmed in all respects and shall remain effective as of the first date it became effective.


                                    S-80
                        Second Amended and Restated
                              Credit Agreement

         IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                 "PARENT"

                                 MAIL-WELL, INC.,
                                 a Colorado corporation


                                 By: /s/ Robert Meyer
                                     ---------------------------------
                                 Name: Robert Meyer
                                       -------------------------------
                                 Title: Vice President - Treasurer
                                        ------------------------------

                                 "BORROWERS"

                                 MAIL-WELL I CORPORATION,
                                 a Delaware corporation


                                 By: /s/ Robert Meyer
                                     ---------------------------------
                                 Name: Robert Meyer
                                       -------------------------------
                                 Title: Vice President - Treasurer
                                        ------------------------------

                                 MAIL-WELL COMMERCIAL PRINTING, INC.,
                                 a Delaware corporation


                                 By: /s/ Robert Meyer
                                     ---------------------------------
                                 Name: Robert Meyer
                                       -------------------------------
                                 Title: Vice President - Treasurer
                                        ------------------------------

                                 POSER BUSINESS FORMS, INC.,
                                 a Delaware corporation


                                 By: /s/ Robert Meyer
                                     ---------------------------------
                                 Name: Robert Meyer
                                       -------------------------------
                                 Title: Vice President - Treasurer
                                        ------------------------------

                                     S-1
                         Second Amended and Restated
                              Credit Agreement

                                 DISCOUNT LABELS, INC.,
                                 an Indiana corporation


                                 By: /s/ Robert Meyer
                                     ---------------------------------
                                 Name: Robert Meyer
                                       -------------------------------
                                 Title: Vice President - Treasurer
                                        ------------------------------

                                 NATIONAL GRAPHICS COMPANY,
                                 a Colorado corporation


                                 By: /s/ Robert Meyer
                                     ---------------------------------
                                 Name: Robert Meyer
                                       -------------------------------
                                 Title: Vice President - Treasurer
                                        ------------------------------

                                 MAIL-WELL WEST, INC.,
                                 a Delaware corporation


                                 By: /s/ Robert Meyer
                                     ---------------------------------
                                 Name: Robert Meyer
                                       -------------------------------
                                 Title: Vice President - Treasurer
                                        ------------------------------

                                 WISCO III, L.L.C.,
                                 a Delaware limited liability company


                                 By: /s/ Robert Meyer
                                     ---------------------------------
                                 Name: Robert Meyer
                                       -------------------------------
                                 Title: Vice President - Treasurer
                                        ------------------------------

                                 MAIL-WELL GOVERNMENT PRINTING, INC.,
                                 a Colorado corporation


                                 By: /s/ Robert Meyer
                                     ---------------------------------
                                 Name: Robert Meyer
                                       -------------------------------
                                 Title: Vice President - Treasurer
                                        ------------------------------

                                     S-2
                         Second Amended and Restated
                              Credit Agreement

                                 MAIL-WELL SERVICES, LLC,
                                 a Colorado limited liability company


                                 By: /s/ Robert Meyer
                                     ---------------------------------
                                 Name: Robert Meyer
                                       -------------------------------
                                 Title: Vice President - Treasurer
                                        ------------------------------

                                     S-3
                         Second Amended and Restated
                              Credit Agreement

                                 "AGENT"

                                 Bank of America, N.A.,
                                 as the Agent


                                 By: /s/ Robert Mostert
                                     ---------------------------------
                                 Name: Robert Mostert
                                       -------------------------------
                                 Title: Vice President
                                        ------------------------------

                                     S-4
                         Second Amended and Restated
                              Credit Agreement

                                 "LENDERS"

                                 Bank of America, N.A.,
                                 as a Lender


                                 By: /s/ Robert Mostert
                                     ---------------------------------
                                 Name: Robert Mostert
                                       -------------------------------
                                 Title: Vice President
                                        ------------------------------

                                     S-5
                         Second Amended and Restated
                              Credit Agreement

                                 FLEET CAPITAL CORPORATION,
                                 as a Lender


                                 By: /s/ Matthew R. Van Steenhuyse
                                     ---------------------------------
                                 Name: Matthew R. Van Steenhuyse
                                       -------------------------------
                                 Title: Senior Vice President
                                        ------------------------------

                                     S-6
                         Second Amended and Restated
                              Credit Agreement

                                 GENERAL ELECTRIC CAPITAL CORPORATION,
                                 as a Lender


                                 By: /s/ Timothy J. Rofanollo
                                     ---------------------------------
                                 Name: Timothy J. Rofanollo
                                       -------------------------------
                                 Title: Duly Authorized Signatory
                                        ------------------------------

                                     S-7
                         Second Amended and Restated
                              Credit Agreement

                                 WACHOVIA BANK, NATIONAL ASSOCIATION,
                                 as a Lender


                                 By: /s/ Dan Denton
                                     ---------------------------------
                                 Name: Dan Denton
                                       -------------------------------
                                 Title: Director
                                        ------------------------------

                                     S-8
                         Second Amended and Restated
                              Credit Agreement

                                 JPMORGAN CHASE BANK,
                                 as a Lender


                                 By: /s/ Kevin Padgett
                                     ---------------------------------
                                 Name: Kevin Padgett
                                       -------------------------------
                                 Title: Vice President
                                        ------------------------------

                                     S-9
                         Second Amended and Restated
                              Credit Agreement

                                 WELLS FARGO FOOTHILL, INC.,
                                 formerly known Foothill Capital Corporation, as a Lender


                                 By: /s/ Claudia Hughes
                                     ---------------------------------
                                 Name: Claudia Hughes
                                       -------------------------------
                                 Title: Assistant Vice President
                                        ------------------------------

                                     S-10
                         Second Amended and Restated
                              Credit Agreement

                                 WASHINGTON MUTUAL BANK,
                                 as a Lender


                                 By: /s/ Deborah Saffie
                                     ---------------------------------
                                 Name: Deborah Saffie
                                       -------------------------------
                                 Title: Vice President
                                        ------------------------------

                                     S-11
                         Second Amended and Restated
                              Credit Agreement

                                 PNC BANK, NATIONAL ASSOCIATION,
                                 as a Lender


                                 By: /s/ Christy West
                                     ---------------------------------
                                 Name: Christy West
                                       -------------------------------
                                 Title: VP Relationship Manager
                                        ------------------------------

                                     S-12
                         Second Amended and Restated
                              Credit Agreement

                                 THE CIT GROUP/BUSINESS CREDIT, INC.,
                                 as a Lender


                                 By: /s/ Thomas H. Hopkins
                                     ---------------------------------
                                 Name: Thomas H. Hopkins
                                       -------------------------------
                                 Title: Vice President
                                        ------------------------------

                                     S-13
                         Second Amended and Restated
                              Credit Agreement

                                 U.S. BANK, NATIONAL ASSOCIATION,
                                 as a Lender


                                 By: /s/ Thomas McCarthy
                                     ---------------------------------
                                 Name: Thomas McCarthy
                                       -------------------------------
                                 Title: Vice President
                                        ------------------------------

                                     S-14
                         Second Amended and Restated
                              Credit Agreement

                                 MERRILL LYNCH CAPITAL,
                                 a division of Merrill Lynch Business
                                 Financial Services Inc., as a Lender


                                 By: /s/ Richard J. Holston
                                     ---------------------------------
                                 Name: Richard J. Holston
                                       -------------------------------
                                 Title: Vice President
                                        ------------------------------

                                     S-15
                         Second Amended and Restated
                              Credit Agreement

                                   ANNEX A
                                     TO
                              CREDIT AGREEMENT
                              ----------------

         1.       Definitions. Capitalized terms used in the Loan Documents
                  -----------
shall have the following respective meanings (unless otherwise defined therein), and all section references in the following definitions shall refer to sections of the Agreement:

                  "Accounts" means, as to any Person, all of such Person's
                   --------
now owned or hereafter acquired or arising accounts, as defined in the UCC (or with respect to the Accounts of the Canadian Guarantors, as defined in the PPSA), including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

                  "Account Debtor" means each Person obligated in any way on
                   --------------
or in connection with an Account, Chattel Paper or General Intangibles (including a payment intangible).

                  "ACH Transactions" means any cash management or related
                   ----------------
services including the automatic clearing house transfer of funds by the Bank for the account of any Loan Party pursuant to agreement or overdrafts.

                  "Acquisition" means any transaction or series of related
                   -----------
transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary of such Person, or (c) a merger or consolidation or any other combination with another Person.

                  "Action Indemnified Person" has the meaning specified in
                   -------------------------
Section 12.12(c).
----------------

                  "Adjusted Net Earnings from Operations" means, with
                   -------------------------------------
respect to any fiscal period of Parent, Parent's consolidated net income after provision for income taxes for such fiscal period, as determined in accordance with GAAP and reported on the Financial Statements for such period, but excluding, for the purposes of this definition, any and all of
            ---------
the following to the extent they were included in the calculation of such net income: (a) gain or loss arising from the sale of any capital assets (including write-offs of tax assets); (b) gain arising from any write-up in the book value of any asset; (c) earnings of any Person, substantially all the assets of which have been acquired by Parent or any of its Subsidiaries in any manner, to the extent realized by such other Person prior to the date of acquisition; (d) earnings of any Person in which Parent or any of its Subsidiaries has an ownership interest unless (and only to the extent) such earnings shall actually have been received by Parent or any of its Subsidiaries in the form of cash distributions; (e) earnings of any Person to which assets of Parent or any of its Subsidiaries shall have been sold, transferred or disposed of, or into which Parent or any of its Subsidiaries shall have been merged, or which has been a party with Parent or any of its Subsidiaries to any consolidation or other form of reorganization, prior to the date of such transaction; (f) gain arising from the acquisition of debt or equity securities of Parent or any of its Subsidiaries or from cancellation or forgiveness of Debt; (g) gain or loss arising from extraordinary or unusual non-cash items, including any write-off of deferred financing fees; (h) the amount of any fees,

                                  Annex A
                                  -------
costs, and expenses of Parent or any of its Subsidiaries incurred during 2004 associated with the issuance of the Senior Subordinated Notes and the redemption of Mail-Well I's 8-3/4% Senior Subordinated Notes due 2008, and
(i) any write-down or write-off of goodwill under FAS 142 and any write-down of Fixed Assets or goodwill as a result of an impairment of the value of such Fixed Assets or goodwill that requires a write-down in accordance with GAAP.

                  "Administrative Borrower" has the meaning set forth in
                   -----------------------
Section 14.19.
-------------

                  "Affiliate" means, as to any Person, any other Person
                   ---------
which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or which owns, directly or indirectly, 5% or more of the outstanding equity interest of such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

                  "Agent" means the Bank, solely in its capacity as agent
                   -----
for the Lenders, and any successor agent.

                  "Agent Advances" has the meaning specified in Section 1.2(i).
                   --------------                               --------------

                  "Agent Fee Letter" means that certain fee letter, of even
                   ----------------
date herewith, between Mail-Well I and Agent.

                  "Agent's Fees" has the meaning specified in Section 2.4.
                   ------------                               -----------

                  "Agent's Liens" means the Liens in the Collateral granted
                   -------------
to the Agent, for the benefit of the Lenders, Bank, and Agent pursuant to this Agreement and the other Loan Documents.

                  "Agent-Related Persons" means the Agent, together with its
                   ---------------------
Affiliates, and the officers, directors, employees, counsel, representatives, agents and attorneys-in-fact of the Agent and such Affiliates.

                  "Aggregate Revolver Outstandings" means, at any date of
                   -------------------------------
determination: the sum of (a) the unpaid balance of Revolving Loans, (b) the aggregate amount of Pending Revolving Loans, (c) one hundred percent (100%) of the aggregate undrawn face amount of all outstanding Letters of Credit, and (d) the aggregate amount of any unpaid reimbursement obligations in respect of Letters of Credit.

                  "Agreement" means the Credit Agreement to which this Annex A
                   ---------
is attached, as from time to time amended, modified or restated.

                  "Anniversary Date" means each anniversary of the Closing
                   ----------------
Date.

                  "Applicable Margin" means
                   -----------------

                  (i) with respect to Base Rate Revolving Loans and all other Obligations (other than LIBOR Rate Loans), 1.00%; and


                                  Annex A
                                  -------

                  (ii)     with respect to LIBOR Revolving Loans, 2.75%.

                  The Applicable Margins shall be adjusted (up or down) prospectively on a quarterly basis as determined by Parent's Fixed Charge Coverage Ratio as of the most recently completed fiscal quarter of Parent, with the Fixed Charge Coverage Ratio on each such measurement date being calculated on the same trailing 12 month basis on which it is calculated under Section 7.22 for that measurement date. Adjustments in Applicable
      ------------
Margins shall be determined by reference to the following grids:

--------------------------------------------------------------------------------------------------
IF FIXED CHARGE COVERAGE RATIO IS:                       LEVEL OF APPLICABLE MARGINS:
---------------------------------                        ---------------------------
--------------------------------------------------------------------------------------------------
Greater than 1.40:1.00                                   Level I
--------------------------------------------------------------------------------------------------
Greater than 1.20:1.0, less than or equal to 1.40:1.00   Level II
--------------------------------------------------------------------------------------------------
Less than or equal to 1.20:1.00                          Level III

--------------------------------------------------------------------------------------------------
                 LOAN                                  APPLICABLE MARGINS(1)
                 ----                                  ---------------------
--------------------------------------------------------------------------------------------------
                                       LEVEL I                LEVEL II               LEVEL III
                                       -------                --------               ---------

--------------------------------------------------------------------------------------------------
Base Rate Revolving Loans              0.50%                  0.75%                  1.00%
--------------------------------------------------------------------------------------------------
LIBOR Revolving Loans                  2.25%                  2.50%                  2.75%
--------------------------------------------------------------------------------------------------

The first such adjustment shall be made after delivery to the Agent of
Parent's monthly Financial Statements for the month ending March 27, 2004. Subsequent adjustments in the Applicable Margins shall be implemented on a quarterly basis, after the Agent obtains the quarterly unaudited Financial Statements set forth in Parent's Form 10-Q quarterly reports (in the case of the first 3 fiscal quarters of any Fiscal Year) or the delivery to the Agent of the monthly unaudited Financial Statements provided pursuant to
Section 5.2(b) (in the case of the last month in any Fiscal Year) evidencing the
--------------
need for an adjustment, with adjustments resulting from Financial Statements for the first, second, third, or fourth fiscal quarter of any of Parent's fiscal years being made effective as of the first day of the immediately following May, August, November or February, respectively. Concurrently with the delivery or publication (as the case may be) of those Financial
Statements, Administrative Borrower shall deliver to the Agent a certificate, signed by a Responsible Officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. In the event that, with respect to any fiscal quarter of Parent which shall be the last fiscal quarter of a Fiscal Year, the audited
Financial Statements of Parent required under Section 5.2(a) for such Fiscal
                                              --------------
Year shall indicate a Fixed Charge Coverage Ratio for the relevant measurement period then ended (as determined by the Agent) less than that reflected in the monthly unaudited Financial Statements delivered under
Section 5.2(b)) for such relevant measurement period, the Applicable Margin
--------------
shall be adjusted retroactively (to the effective date of the Applicable
Margin which was determined based upon the delivery of such preliminary financial statements) to reflect an Applicable Margin based upon the Fixed Charge Coverage Ratio determined from the audited Financial Statements and

--------
(1) Effective on the first day of the first month after the Maximum PP&E Loan Amount has been reduced to $0, each of the above Applicable Margins shall be reduced by an additional
     0.25%.

                                  Annex A
                                  -------

Borrowers shall make payments to the Agent on behalf of the Lenders to reflect such adjustment. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, no reduction may occur until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.

                  "Applicable Unused Line Fee Margin" means 0.375%.
                   ---------------------------------

                  "Assignee" has the meaning specified in Section 11.2(a).
                   --------                               ---------------

                  "Assignment and Acceptance" has the meaning specified in
                   -------------------------
Section 11.2(a).
---------------

                  "Attorney Costs" means and includes all reasonable fees,
                   --------------
expenses and disbursements of any law firm or other counsel (including the reasonably allocated costs and expenses of internal legal services) engaged by the Agent, or engaged by the Lenders as set forth in the third to last sentence (commencing "In addition . . .") of Section 14.7 and in
                                             ------------
Section 14.11.
-------------

                  "Availability" means, at any time (a) the lesser of (i)
                   ------------
the Maximum Revolver Amount or (ii) the Borrowing Base, minus (b) Reserves
                                                        -----
(other than Reserves deducted in the calculation of the Borrowing Base), minus (c) in each case, the Aggregate Revolver Outstandings.
-----

                  "Bank" means Bank of America, N.A., a national banking
                   ----
association, or any successor entity thereto.

                  "Bank Product Reserves" means all Reserves which the Agent
                   ---------------------
from time to time establishes in its sole discretion for the Bank Products then provided or outstanding; provided that, without limiting the foregoing,
                              --------
(a) the Agent shall not be required to establish any Bank Product Reserve with respect to any Bank Products provided by any Lender (or any of its Affiliates) for which the applicable Lender has not requested that the Agent establish a Reserve with respect thereto in advance of actually providing such Bank Products to the Loan Party, (b) the amount of any Bank Product Reserve requested by any Lender shall be reasonable in light of the circumstances, and (c) the Agent shall not be responsible for adjusting the amount of any Bank Product Reserve from time to time without notice from the applicable Lender to make any such adjustment.

                  "Bank Products" means any one or more of the following
                   -------------
types of services or facilities extended to any Loan Party by any Lender or any Affiliate of any Lender in reliance on such Lender's agreement to indemnify such Affiliate: (i) credit cards; (ii) ACH Transactions; (iii) cash management, including controlled disbursement services; and (iv) Hedge Agreements.

                  "Bankruptcy Code" means Title 11 of the United States Code
                   ---------------
(11 U.S.C. Section 101 et seq.).

                                  Annex A
                                  -------

                  "Base Rate" means, for any day, the rate of interest in
                   ---------
effect for such day as publicly announced from time to time by the Bank in Charlotte, North Carolina as its "prime rate" (the "prime rate" being a rate set by the Bank based upon various factors including the Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate). Any change in the prime rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change. Each Interest Rate based upon the Base Rate shall be adjusted simultaneously with any change in the Base Rate.

                  "Base Rate Loans" means the Base Rate Revolving Loans.
                   ---------------

                  "Base Rate Revolving Loan" means a Revolving Loan during any
                   ------------------------
period in which it bears interest based on the Base Rate.

                  "BIA" means the Bankruptcy and Insolvency Act (Canada) and
                   ---
all regulations thereunder, as amended from time to time, and any successor legislation."

                  "Blocked Account Agreement" means any agreement among one
                   -------------------------
or more of the Loan Parties, the Agent and a Clearing Bank, in form and substance reasonably satisfactory to the Agent, concerning the collection of payments which represent the proceeds of Accounts or of any other
Collateral.

                  "Borrowers" has the meaning given that term in the
                   ---------
preamble to the Agreement.

                  "Borrowing" means a borrowing hereunder by a Borrower
                   ---------
consisting of Revolving Loans made on the same day by the Lenders to such Borrower or by Bank in the case of a Borrowing funded by Non-Ratable Loans or by the Agent in the case of a Borrowing consisting of an Agent Advance, or the issuance of Letters of Credit hereunder.

                  "Borrowing Base" means, at any time, an amount equal to
                   --------------
the sum of: (a) 85% of the sum of (i) the Net Amount of Eligible Accounts, plus (ii) the Net Amount of Eligible Canadian Accounts; plus (b) the lesser
----                                                    ----
of (i) 65% of Eligible Inventory valued at the lower of cost (on a first-in, first-out basis) or market, or (ii) 85% of the orderly liquidation value of appraised Eligible Inventory, net of expenses of liquidation; plus (c) the
                                                              ----
lesser of (i) the Maximum PP&E Loan Amount, or (ii) 80% of the orderly liquidation value of appraised Eligible Equipment; minus (d) such other
                                                   -----
Reserves from time to time established by the Agent in its reasonable credit judgment; provided, however, that at no time shall the Borrowing Base
          --------  -------
include any assets acquired as a result of a Permitted Acquisition until the consent of the Lenders under Section 11.1 has been obtained.
                             ------------

                  "Borrowing Base Certificate" means a certificate by a
                   --------------------------
Responsible Officer of Administrative Borrower, substantially in the form of Exhibit B (or another form acceptable to the Agent) setting forth the
---------
calculation of the Borrowing Base, including a calculation of each component thereof, all in such detail as shall be reasonably satisfactory to the Agent. All calculations of the Borrowing Base in connection with the preparation of any Borrowing Base Certificate shall originally be made by Administrative Borrower and certified to the Agent; provided, that the Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (1) to reflect its reasonable estimate of declines

                                  Annex A
                                  -------
in value of any of the Collateral described therein, and (2) to the extent that such calculation is not in accordance with this Agreement.

                  "Business Day" means (a) any day that is not a Saturday,
                   ------------
Sunday, or a day on which banks in Los Angeles, California or Charlotte, North Carolina are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to clause (a) above and that is also a day on which trading in Dollars is
----------
carried on by and between banks in the London interbank market.

                  "Cal Action" has the meaning specified in Section 12.12(a).
                   ----------                               ----------------

                  "Canadian Guarantee" means the guarantee, dated as of
                   ------------------
December 27, 2002, signed by each Canadian Guarantor in favor of the Agent, for its benefit and the benefit of the Lenders.

                  "Canadian Guarantor(s)" means, collectively, Supremex Inc.,
                   ---------------------
Mail-Well Canada Leasing Company, PNG Inc., Classic Envelope Plus, Ltd., Innova Envelope Inc., 1158673 Ontario, Inc., CML Industries Ltd., Mail-Well Alberta Finance, L.P., McLaren, Morris & Todd Company, Precision Fine Papers Inc., Regional Envelope Products Inc. - Produits Enveloppe Regional Inc., Envelope Inc. - Enveloppe Transit Inc., and MM&T Packaging Company, companies organized under the federal and provincial laws of Canada.

                  "Canadian Reserves" means reserves (in addition to any
                   -----------------
other Reserves) against Eligible Canadian Accounts, established by Agent from time to time in Agent's reasonable credit judgment. Without limiting the generality of the foregoing, the following reserves shall be deemed to be a reasonable exercise of Agent's credit judgment: (a) reserves for exchange rate fluctuations between reporting periods, to the extent of any resulting reduction in the Dollar value of Eligible Canadian Accounts reported on the most recent Borrowing Base Certificate, and (b) the Priority Payable Reserve."

                  "Canadian Security Documents" means, collectively, the
                   ---------------------------
general security agreements, deeds of hypothec and collection account agreements, all dated as of December 27, 2002, signed by each Canadian Guarantor in favor of the Agent, for its benefit and the benefit of the Lenders."

                  "Capital Adequacy Regulation" means any guideline, request
                   ---------------------------
or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

                  "Capital Expenditures" means all payments due (whether or
                   --------------------
not paid during any fiscal period) in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or in connection with a Capital Lease.

                                  Annex A
                                  -------

                  "Capital Lease" means, as to any Person, any lease of
                   -------------
property by such Person or any Subsidiary of such Person which, in accordance with GAAP, should be reflected as a capital lease on the balance sheet of such Person.

                  "Capital Stock" means any and all shares, interests,
                   -------------
participations or other equivalents (however designated) of capital stock or other equity interests, any and all equivalent ownership interests in a Person, and any and all warrants, rights, options to purchase or other rights to acquire any of the foregoing.

                  "Cash Collateral" has the meaning set forth in Section 1.4(g).
                   ---------------                               --------------

                  "CCAA" means The Companies' Creditors Arrangement Act
                   ----
(Canada) and all regulations thereunder, as amended from time to time, and any successor legislation.

                  "Change of Control" means either (i) a change shall occur
                   -----------------
in the Board of Directors of Parent so that a majority of the Board of Directors of Parent ceases to consist of the individuals who constituted the Board of Directors of Parent on the Closing Date (or individuals whose election or nomination for election was approved by a vote of more than 50% of the directors then in office who either were directors of Parent on the Closing Date or whose election or nomination for election previously was so approved); or (ii) any Person or Group (within the meaning of Rule 13d-3 of the Securities and Exchange Commission) shall become or be the owner, directly or indirectly, beneficially or of record, of shares representing more than 20% (or, in the case of Wallace R. Weitz & Co. ("Weitz") and any Persons controlled by Weitz, 35%, in the aggregate) of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of Parent on a fully diluted basis; or (iii) except as permitted hereunder, any Loan Party (other than Parent) ceases to be a direct or indirect wholly-owned Subsidiary of Parent.

                  "Chattel Paper" means, as to any Person, all of such
                   -------------
Person's now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.

                  "Civil Code" means the Civil Code of Quebec, and all
                   ----------
regulations thereunder, as amended from time to time, and any successor legislation.

                  "Clearing Bank" means the Bank or any other banking
                   -------------
institution with whom a Payment Account has been established pursuant to a Blocked Account Agreement.

                  "Closing Date" means the date of this Agreement.
                   ------------

                  "Code" means the Internal Revenue Code of 1986.
                   ----

                  "Collateral" means all of Parent's, the Borrowers', and
                   ----------
each other Loan Party's real and personal property and all other assets of any other Person from time to time subject to Agent's Liens securing payment or performance of the Obligations.

                  "Commitment" means, at any time with respect to a Lender,
                   ----------
the principal amount set forth beside such Lender's name under the heading "Commitment" on Schedule C-1 attached to the Agreement or on the signature
 ----------     ------------
page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 11.2, as
                                                      ------------

                                  Annex A
                                  -------
such Commitment may be adjusted from time to time in accordance with the provisions of Section 11.2 or the definition of Maximum Revolver Amount, and
              ------------
"Commitments" means, collectively, the aggregate amount of the commitments
 -----------
of all of the Lenders.

                  "Contaminant" means any waste, pollutant, hazardous
                   -----------
substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste.

                  "Continuation/Conversion Date" means the date on which a
                   ----------------------------
Loan is converted into or continued as a LIBOR Rate Loan.

                  "Credit Support" has the meaning specified in Section 1.4(a).
                   --------------                               --------------

                  "Current Appraisal" means, with respect to Equipment, an
                   -----------------
appraisal by DoveBid Valuation Services, Inc. ("DoveBid") or another appraisal firm satisfactory to the Agent, which appraisal shall be in form and substance satisfactory to the Agent. As of the Closing Date the Current Appraisal for Equipment is the appraisal dated as of March 3, 2004 by DoveBid. Upon completion and delivery to the Agent of any new appraisal of Equipment that meets the foregoing requirements, such new appraisal shall be deemed the Current Appraisal hereunder.

                  "Debt" means, as to any Person and without duplication,
                   ----
all liabilities, obligations and indebtedness of such Person to any other Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, consisting of indebtedness for borrowed money or the deferred purchase price of property, excluding trade payables, but including (a) all Obligations; (b) all obligations and liabilities of any other Person secured by any Lien on such Person's property, even though such Person shall not have assumed or become liable for the payment thereof; provided, however, that all such obligations
                                --------  -------
and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Person prepared in accordance with GAAP; (c) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by such Person, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; provided, however, that all such obligations
                               --------  -------
and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Person prepared in accordance with GAAP; (d) all obligations and liabilities under Guaranties and (e) the present value (discounted at the Base Rate) of lease payments due under synthetic leases.

                  "Default" means any event or circumstance which, with the
                   -------
giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

                  "Default Rate" means a fluctuating per annum interest rate
                   ------------
at all times equal to the sum of (a) the otherwise applicable Interest Rate plus (b) two percentage points per annum. Each Default Rate shall be
----
adjusted simultaneously with any change in the applicable Interest

                                  Annex A
                                  -------

                  "Defaulting Lender" has the meaning specified in
                   -----------------
Section 12.15(c).
----------------

                  "Designated Account" has the meaning specified in
                   ------------------
Section 1.2(c).
--------------

                  "Dilution" means, for Borrowers (as determined by the
                   --------
Agent in its sole discretion), based upon the experience of the immediately prior 12 months, the result of dividing the Dollar amount of (a) bad debt write-downs, discounts, advertising allowances, returns, rebates, promotional allowances, credits, or other dilutive items with respect to the Accounts of Borrowers, by (b) the aggregate amount of cash collections from Borrower's Accounts plus the amount in clause (a) for such period.
                    ----

                  "Dilution Reserve" means a reserve equal to (a) the total
                   ----------------
Dollar amount of Eligible Accounts of Borrowers at any given location times
                                                                      -----
two tenths of one percentage point for each one tenth of one percentage point by which Dilution at such location is in excess of 7.5%. By way of example, Dilution at a location of 9.6% would require a Dilution Reserve of 4.2% of the amount of Borrowers' Eligible Accounts at such location.

                  "Distribution" means, with respect to any Person: (a) the
                   ------------
payment or making of any dividend or other distribution of property in respect of capital stock (or any options or warrants for, or other rights with respect to, such stock) of such Person, other than distributions in capital stock (or any options or warrants for such stock) of the same class; or (b) the redemption or other acquisition by such Person of any capital stock (or any options or warrants for such stock) of such Person.

                  "Documents" means, with respect to any Person, all
                   ---------
documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by such Person.

                  "DOL" means the United States Department of Labor or any
                   ---
successor department or agency.

                  "Dollar" and "$" means dollars in the lawful currency of
                   ------       -
the United States. Unless otherwise specified, all payments under the Loan Documents shall be made in Dollars.

                  "EBITDA" means, with respect to any fiscal period of
                   ------
Parent, Adjusted Net Earnings from Operations, plus, to the extent deducted
                                               ----
in the determination of Adjusted Net Earnings from Operations for that fiscal period, interest expenses, Federal, state, local and foreign income taxes, depreciation and amortization.

                  "Eligible Accounts" means the Accounts of Borrowers which
                   -----------------
the Agent in the exercise of its reasonable commercial discretion determines to be Eligible Accounts. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Accounts shall not, unless the Agent in its sole discretion elects (which discretion cannot be exercised without the consent of Required Lenders), include any Account:

                                  Annex A
                                  -------

                  (a) with respect to which more than 90 days have elapsed since the date of the original invoice therefor or which is more than 60 days past due;

                  (b) with respect to which any of the representations, warranties, covenants, and agreements contained in the Security Agreement are incorrect or have been breached;

                  (c) with respect to which Account (or any other Account due from such Account Debtor), in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

                  (d) which represents a progress billing (as hereinafter defined) or as to which a Borrower has extended the time for payment to a date more than 60 days past the original due date or 90 days past the original invoice date without the consent of the Agent; for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon such Borrower's completion of any further performance under the contract or agreement;

                  (e) with respect to which any one or more of the following events has occurred to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of an Insolvency Proceeding or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

                  (f) if 50% or more of the aggregate Dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible under clause (a) above;
                               ----------

                  (g) owed by an Account Debtor which: (i) neither (1) maintains its chief executive office in the United States of America or Canada nor (2) is organized under the laws of the United States of America or Canada or any state or province thereof; or (ii) is the government of any country or sovereign state other than the United States of America or Canada, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit satisfactory to the Agent in its discretion;

                  (h) owed by an Account Debtor which is an Affiliate or employee of any Loan Party;

                  (i) except as provided in clause (k) below, with respect
                                            ----------
to which either the perfection, enforceability, or validity of the Agent's Liens in such Account, or the Agent's right or ability to obtain direct payment to the Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC;

                                  Annex A
                                  -------

                  (j) owed by an Account Debtor to which any Borrower or any of its Subsidiaries, is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

                  (k) owed by the government of the United States of America, or Canada, or any department, agency, public corporation, or other instrumentality thereof, unless, in the case of the United States of America, the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C.
Section 3727 et seq.), and any other steps necessary or desirable to perfect
             -- ---
or protect the Agent's Liens therein, have been complied with to the Agent's satisfaction with respect to such Account (but only to the extent that all such Accounts, together with all Accounts of the Canadian Guarantors that would have been deemed ineligible under clause (k) of the "Eligible Canadian
                                        ----------
Accounts" definition herein, in the aggregate, exceed 5% of the aggregate gross accounts receivable of the Borrowers and the Canadian Guarantors);

                  (l) owed by any state, municipality, or other political subdivision of the United States of America, or any other country, or any department, agency, public corporation, or other instrumentality thereof and as to which the Agent determines that its Lien therein is not or cannot be perfected;

                  (m) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

                  (n) which is evidenced by a promissory note or other instrument or by chattel paper;

                  (o) if the Agent believes, in the exercise of its reasonable judgment, that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor's financial inability to pay;

                  (p) with respect to which the Account Debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit the relevant Borrower to seek judicial enforcement in such State of payment of such Account, unless such Borrower has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year;

                  (q) which arises out of a sale not made in the ordinary course of the relevant Borrower's business;

                  (r) with respect to which the goods giving rise to such Account have not been shipped in full and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by the relevant Borrower, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services, or for which a chargeback or debit memo exists;

                                  Annex A
                                  -------

                  (s) owed by an Account Debtor which is obligated to the Borrowers respecting Accounts the aggregate unpaid balance of which exceeds 15% of the aggregate unpaid balance of all Accounts owed to Borrowers at such time by all of Borrowers' Account Debtors, but only to the extent of such excess;

                  (t) which is not subject to a first priority and perfected security interest in favor of the Agent for the benefit of the Lenders; or

                  (u) that is a COD/cash account.

                  If any Account at any time ceases to be an Eligible Account, then such Account shall promptly be excluded from the calculation of Eligible Accounts.

                  "Eligible Assignee" means (a) a commercial bank,
                   -----------------
commercial finance company or other asset based lender, having total assets in excess of $1,000,000,000; (b) any Lender listed on the signature page of this Agreement; (c) any Affiliate of any Lender; and (d) if an Event of Default has occurred and is continuing, any Person reasonably acceptable to the Agent.

                  "Eligible Canadian Accounts" means, only so long as the
                   --------------------------
Canadian Guarantee is in full force and effect, the Accounts of the Canadian Guarantors which the Agent in the exercise of its reasonable commercial discretion determines to be Eligible Canadian Accounts. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Canadian Accounts shall not, unless the Agent in its sole discretion elects (which discretion cannot be exercised without the consent of the Required Lenders), include any Account:

                  (a) with respect to which more than 90 days have elapsed since the date of the original invoice therefor or which is more than 60 days past due;

                  (b) with respect to which any of the representations, warranties, covenants, and agreements contained in the Canadian Security Documents or in this Agreement are incorrect or have been or be breached;

                  (c) with respect to which Account (or any other Account due from the Account Debtor thereon), in whole or in part, a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason;

                  (d) which represents a progress billing (as hereinafter defined) or as to which a Canadian Guarantor has extended the time for payment to a date more than 60 days past the original due date or 90 days past the original invoice date without the consent of the Agent; for the purposes hereof, "progress billing" means any invoice for goods sold or leased or services rendered under a contract or agreement pursuant to which the Account Debtor's obligation to pay such invoice is conditioned upon the completion by such Canadian Guarantor of any further performance under the contract or agreement;

                  (e) with respect to which any one or more of the following events has occurred to the Account Debtor on such Account: death or judicial declaration of incompetency of an Account Debtor who is an individual; the filing by or against the Account Debtor of an

                                  Annex A
                                  -------

Insolvency Proceeding or of any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against, or winding up of affairs of, the Account Debtor; the sale, assignment, or transfer of all or any material part of the assets of the Account Debtor; the nonpayment generally by the Account Debtor of its debts as they become due; or the cessation of the business of the Account Debtor as a going concern;

                  (f) if 50% or more of the aggregate Canadian Dollar amount of outstanding Accounts owed at such time by the Account Debtor thereon is classified as ineligible under clause (a) above;
                               ----------

                  (g) owed by an Account Debtor which: (i) neither (1) maintains its chief executive office in the United States of America or Canada; nor (2) is organized under the laws of the United States of America or Canada or any state or province thereof; or (ii) is the government of any country or sovereign state other than the United States of America or Canada, or of any state, province, municipality, or other political subdivision thereof or of any department, agency, public corporation, or other instrumentality thereof; except to the extent that such Account is secured or payable by a letter of credit satisfactory to the Agent in its discretion;

                  (h) owed by an Account Debtor which is an Affiliate or employee of any Loan Party;

                  (i) except as provided in clause (k) below, with respect
                                            ----------
to which either the perfection, enforceability, or validity of the Agent's Liens in such Account, or the Agent's right or ability to obtain direct payment to the Agent of the proceeds of such Account, is governed by any federal, state, or local statutory requirements other than those of the UCC, PPSA or Civil Code;

                  (j) owed by an Account Debtor to which any Borrower or any of its Subsidiaries is indebted in any way, or which is subject to any right of setoff or recoupment by the Account Debtor, unless the Account Debtor has entered into an agreement acceptable to the Agent to waive setoff rights; or if the Account Debtor thereon has disputed liability or made any claim with respect to any other Account due from such Account Debtor; but in each such case only to the extent of such indebtedness, setoff, recoupment, dispute, or claim;

                  (k) owed by the government of the United States of America or Canada, or any department, agency, public corporation, or other instrumentality thereof, unless, in the case of the United States of America, the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C.
Section 3727 et seq.), and any other steps necessary or desirable to perfect
             -- ---
or protect the Agent's Liens therein, have been complied with to the Agent's satisfaction with respect to such Account (but only to the extent that all such Accounts, together with all Accounts of the Borrowers that would have been deemed ineligible under clause (k) of the "Eligible Accounts"
                             ----------
definition herein, in the aggregate, exceed 5% of the aggregate gross accounts receivable of the Canadian Guarantors and the Borrowers);

                  (l) owed by any state, province, municipality, or other political subdivision of the United States of America or Canada, or any other country, or any department, agency, public

                                  Annex A
                                  -------
corporation, or other instrumentality thereof, as to which the Agent determines that its Lien therein is not or cannot be perfected;

                  (m) which represents a sale on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis;

                  (n) which is evidenced by a promissory note or other instrument or by chattel paper;

                  (o) if the Agent believes, in the exercise of its reasonable judgment, that the prospect of collection of such Account is impaired or that the Account may not be paid by reason of the Account Debtor's financial inability to pay;

                  (p) with respect to which the Account Debtor is located in any state requiring the filing of a Notice of Business Activities Report or similar report in order to permit the relevant Canadian Guarantor to seek judicial enforcement in such state of payment of such Account, unless such Canadian Guarantor has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year;

                  (q) which arises out of a sale not made in the ordinary course of the relevant Canadian Guarantor's business;

                  (r) with respect to which the goods giving rise to such Account have not been shipped in full and delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by the relevant Canadian Guarantor, and, if applicable, accepted by the Account Debtor, or the Account Debtor revokes its acceptance of such goods or services, or for which a chargeback or debit memo exists;

                  (s) owed by an Account Debtor which is obligated to the Canadian Guarantors respecting Accounts the aggregate unpaid balance of which exceeds 15% of the aggregate unpaid balance of all Accounts owed to the Canadian Guarantors at such time by all of the Canadian Guarantors' Account Debtors, but only to the extent of such excess;

                  (t) which is not subject to a first priority and perfected security interest in favor of the Agent for the benefit of the Lenders; or

                  (u) that is a COD/cash account.

                  If any Account at any time ceases to be an Eligible Canadian Account, then such Account shall promptly be excluded from the calculation of Eligible Canadian Accounts.

                  "Eligible Equipment" means the Equipment of Borrowers
                   ------------------
which the Agent in the exercise of its reasonable commercial discretion determines to be Eligible Equipment. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Equipment shall not, unless the Agent in its sole discretion elects (which discretion cannot be exercised without the consent of Required Lenders), include any
Equipment:

                  (a) that is not owned by a Borrower;

                                  Annex A
                                  -------

                  (b) that is not subject to the Agent's Liens, which are
first priority and perfected as to such Equipment, or that are subject to any other Lien whatsoever (other than the Liens described in clauses (a) or (d)
                                                             ------------------
of the definition of Permitted Liens provided that all such Liens are
                                     --------
(i) junior in priority to the Agent's Liens or subject to Reserves and (ii) do not impair directly or indirectly the ability of the Agent to realize on or obtain the full benefit of the Collateral);

                  (c) that is not in good condition, ordinary wear and tear excepted, is unmerchantable or does not meet in all material respects all standards of any Governmental Authority having regulatory authority over such Equipment, its use or sale;

                  (d) that (i) is not included in the Current Appraisal, provided, that Equipment that has been acquired since, or was otherwise not
--------
included in, the Current Appraisal in effect as of the Closing Date, shall not be considered Eligible Equipment unless the Agent has consented in writing to the inclusion of such Equipment in a subsequent Current Appraisal;

                  (e) that is located outside the United States; or

                  (f) that is in a facility leased by a Borrower (as landlord or tenant) if the tenant or lessor, as the case may be, has not delivered to the Agent a subordination or landlord agreement in form and substance satisfactory to the Agent or if a Reserve for rents has not been established.

                  If any Equipment at any time ceases to be Eligible Equipment, such Equipment shall promptly be excluded from the calculation of Eligible Equipment.

                  "Eligible Inventory" means Inventory of Borrowers which
                   ------------------
the Agent, in its reasonable discretion, determines to be Eligible Inventory. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Inventory shall not, unless the Agent in its sole discretion elects (which discretion cannot be exercised without the consent of Required Lenders), include any Inventory:

                  (a) that is not owned by a Borrower;

                  (b) that is not subject to the Agent's Liens, which are perfected as to such Inventory, or that are subject to any other Lien whatsoever (other than the Liens described in clause (d) of the definition
                                              ----------
of Permitted Liens provided that such Permitted Liens (i) are junior in priority to the Agent's Liens or subject to Reserves and (ii) do not impair directly or indirectly the ability of the Agent to realize on or obtain the full benefit of the Collateral);

                  (c) that does not consist of finished goods (other than custom or made to order finished goods) or raw materials (including ink);

                  (d) that consists of parts, work-in-process, chemicals (other than ink), samples, prototypes, supplies, or packing and shipping materials;

                                  Annex A
                                  -------

                  (e) that is not in good condition, is damaged or defective, is unmerchantable, or does not meet all standards imposed by any Governmental Authority, having regulatory authority over such goods, their use or sale;

                  (f) that is not currently either usable or salable, at prices approximating at least cost, in the normal course of a Borrower's business, or that is slow moving or stale;

                  (g) that is obsolete or returned or repossessed or used goods taken in trade;

                  (h) that is located outside the United States of America (or that is in-transit from vendors or suppliers);

                  (i) that is located (1) at a processor or other bailee (other than a public warehouse), or (2) in a public warehouse or in a facility leased by a Borrower, if the warehouseman or the lessor, as the case may be, has not delivered to the Agent, if requested by the Agent, a warehouse letter or a landlord waiver in form and substance satisfactory to the Agent or if a Reserve for rents or storage charges has not been established for Inventory at that location;

                  (j) that contains or bears any Proprietary Rights licensed to a Borrower by any Person, if the Agent is not satisfied that it may sell or otherwise dispose of such Inventory in accordance with the terms of the Security Agreement and Section 9.2 without infringing the rights of the
                       -----------
licensor of such Proprietary Rights or violating any contract with such licensor (and without payment of any royalties other than any royalties due with respect to the sale or disposition of such Inventory pursuant to the existing license agreement), and, as to which such Borrower has not delivered to the Agent a consent or sublicense agreement from such licensor in form and substance acceptable to the Agent if requested;

                  (k) that is neither reflected in the details of a current perpetual inventory report nor subject to physical inventories conducted at least monthly; or

                  (l) that is Inventory placed on consignment.

If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory.

                  "Environmental Claims" means all claims, however asserted,
                   --------------------
by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for a Release or injury to the environment.

                  "Environmental Compliance Reserve" means any reserve which
                   --------------------------------
the Agent establishes in its reasonable discretion after prior written notice to Borrowers from time to time for amounts that are reasonably likely to be expended by Borrowers or any Subsidiary of a Borrower in order for such Person and its operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental Laws, or (b) to correct any such material non-compliance identified in a report delivered to the Agent and the Lenders pursuant to
Section 7.7.
-----------

                                  Annex A
                                  -------

                  "Environmental Laws" means all national, federal, state,
                   ------------------
provincial, or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters.

                  "Environmental Lien" means a Lien in favor of any
                   ------------------
Governmental Authority for (a) any liability under Environmental Laws, or
(b) damages arising from, or costs incurred by such Governmental Authority in response to, a Release or threatened Release of a Contaminant into the environment.

                  "Equipment" means, as to any Person, such Person's now
                   ---------
owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by such Person and all of such Person's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

                  "ERISA" means the Employee Retirement Income Security Act
                   -----
of 1974, and regulations promulgated thereunder.

                  "ERISA Affiliate" means, as to any Person, any trade or
                   ---------------
business (whether or not incorporated) under common control with such Person or any of its Subsidiaries within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

                  "ERISA Event" means (a) a Reportable Event with respect to
                   -----------
a Pension Plan, (b) a withdrawal by Parent, or any Subsidiary or ERISA Affiliate of Parent, from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA, (c) a complete or partial withdrawal by Parent or any ERISA Affiliate of Parent from a Multi-employer Plan or notification that a Multi-employer Plan is in reorganization, (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multi-employer Plan, (e) the occurrence of an event or condition which might reasonably be expected to constitute grounds under
Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multi-employer Plan, or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon Parent or any ERISA Affiliate of Parent.

                  "Event of Default" has the meaning specified in Section 9.1.
                   ----------------                               -----------

                                  Annex A
                                  -------

                  "Exchange Act" means the Securities Exchange Act of 1934,
                   ------------
and the rules and regulations promulgated thereunder.

                  "Excluded Subsidiaries" means, collectively, Graphic Arts
                   ---------------------
Center de Mexico, a company organized under the laws of Mexico, and any Subsidiaries of Parent (other than the Canadian Guarantors) presently existing or hereafter created or acquired that are not organized under the laws of one of the United States.

                  "Fair Market Value" means, with respect to an asset, the
                   -----------------
amount that could be received on the sale of such asset by the seller in an arm's length sale to a buyer that is not an Affiliate, in the absence of unusual circumstances such as a Default or Event of Default, liquidation, shortages, or emergencies.

                  "FDIC" means the Federal Deposit Insurance Corporation,
                   ----
and any Governmental Authority succeeding to any of its principal functions.

                  "Federal Funds Rate" means, for any day, the rate per
                   -----------------
annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not
                                       --------
a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Bank on such day on such transactions as determined by the Agent.

                  "Federal Reserve Board" means the Board of Governors of
                   ---------------------
the Federal Reserve System or any successor thereto.

                  "Financial Statements" means, according to the context in
                   --------------------
which it is used, the financial statements referred to in Sections 5.2 and
                                                          ----------------
6.6 or any other financial statements required to be given to Agent or the
---
Lenders pursuant to this Agreement.

                  "Fiscal Year" means the fiscal year of Parent for
                   -----------
financial accounting purposes. The current Fiscal Year of Parent will end on December 31, 2004.

                  "Fixed Assets" means, as to any Person, the Equipment and
                   ------------
Real Estate of such Person.

                  "Fixed Charge Coverage Ratio" means, with respect to any
                   ---------------------------
fiscal period of Parent, the ratio of EBITDA to Fixed Charges.

                  "Fixed Charges" means, with respect to any fiscal period
                   -------------
of Parent being measured on a consolidated basis, without duplication, cash interest expense (excluding deferred financing fees), Capital Expenditures (excluding Capital Expenditures funded with Debt other than Revolving Loans, but including, without duplication, principal payments with respect to such
Debt), scheduled principal payments of Debt (excluding scheduled monthly reductions of

                                  Annex A
                                  -------
the Maximum PP&E Loan Amount, unless paid in cash), cash dividends and other dispositions to the extent permitted to be made hereunder, and the positive amount, if any, of all Federal, state, local and foreign income taxes paid in cash (net of tax refunds received in such measurement period).

                  "Fleet Lease" means that certain Synthetic Lease dated as
                   -----------
of August 6, 2002 by and between the Lease Trust, as Lessor and Mail-Well I, as Lessee.

                  "Foreign Plan" means any benefit plan established or
                   ------------
maintained outside of the United States which a Loan Party maintains, sponsors, or to which such Person has any obligation or liability and which provides or otherwise makes available retirement or deferred benefits of any kind whatsoever to employees.

                  "Funding Date" means the date on which a Borrowing occurs.
                   ------------

                  "GAAP" means generally accepted accounting principles and
                   ----
practices set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the Initial Funding Date, subject to
Section 2 of this Annex A.
---------         -------

                  "General Intangibles" means, as to any Person, all of such
                   -------------------
Person's now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of such Person of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, goodwill, computer software, customer lists, registrations, interests in approved emission reductions under
Section 40711 of the California Health and Safety Code, tax refund claims, any funds which may become due to such Person in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to such Person from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Person is beneficiary, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to such Person.

                  "Governmental Authority" means any nation or government,
                   ----------------------
any state, province, municipality, region or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing and any department, agency, board, commission, tribunal, committee or instrumentality of any of the foregoing.

                                  Annex A
                                  -------

                  "Guarantors" means, collectively, Parent, each direct and
                   ----------
indirect wholly owned domestic Subsidiary of Parent that is not a Borrower, and the Canadian Guarantors.

                  "Guaranty" means, with respect to any Person, all
                   --------
obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligations of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

                  "Hedge Agreement" means, with respect to any Person, any
                   ---------------
and all transactions, agreements or documents now existing or hereafter entered into, which provides for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging such Person's exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

                  "Initial Funding Date" shall mean the date of the funding
                   --------------------
of the initial Revolving Loans hereunder.

                  "Insolvency Proceeding" means, as to any Person, the
                   ---------------------
filing by or against such Person of a request or petition for liquidation, reorganization, arrangement, adjustment of debts, adjudication as a bankrupt, winding-up, or other relief under the bankruptcy, insolvency, or similar laws of the United States, Canada any foreign country, or any political subdivision of the foregoing, now or hereafter in effect, including the commencement of a case by or against such Person under the Bankruptcy Code, BIA, or CCAA, the making by such Person of any general assignment for the benefit of creditors, the appointment of a receiver or trustee for such Person or for all or a substantial portion of the assets of such Person (including, without limitation, the appointment of or taking possession by a "custodian," as defined in the Bankruptcy Code) and the institution by or against such Person of any other type of insolvency proceeding under the bankruptcy laws of the United States, Canada or any other jurisdiction. Such term shall also include any case or proceeding resulting from or constituting any of the foregoing.

                  "Instruments" means, as to any Person, all instruments as
                   -----------
such term is defined in the UCC, now owned or hereafter acquired by such Person.

                  "Intellectual Property Security Agreement" means a Notice
                   ----------------------------------------
of Security Interest, dated as of the date hereof, with respect to Proprietary Rights, executed and delivered by one or more of the Borrowers to the Agent, for the benefit of the Agent and the Lenders.

                  "Intercompany Accounts" means all assets and liabilities,
                   ---------------------
however arising, which are due to the Parent or any of its Subsidiaries from, which are due from the Parent or any of its

                                  Annex A
                                  -------

Subsidiaries to, or which otherwise arise from any transaction by the Parent or any of its Subsidiaries with any Affiliate of the Parent or any of its Subsidiaries.

                  "Interest Period" means, as to any LIBOR Rate Loan, the
                   ---------------
period commencing on the Funding Date of such Loan or on the Continuation/Conversion Date on which the Loan is converted into or continued as a LIBOR Rate Loan, and ending on the date one, two, or three months thereafter as selected by any Borrower in its Notice of Borrowing, in the form attached hereto as Exhibit D, or Notice of Continuation/Conversion,
                            ---------
in the form attached hereto as Exhibit E, provided that:
                               ---------

                  (a) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                  (b) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                  (c) no Interest Period shall extend beyond the Stated Termination Date.

                  "Interest Rate" means each or any of the interest rates,
                   -------------
including the Default Rate, set forth in Section 2.1.
                                         -----------

                  "Inventory" means, as to any Person, all of such Person's
                   ---------
now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work-in-process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in such Person's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise, and all documents of title or other Documents representing them.

                  "Investment Property" means, as to any Person, all of such
                   -------------------
Person's right title and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements; (c) securities accounts; (d) commodity contracts; or (e) commodity accounts.

                  "IRS" means the Internal Revenue Service and any
                   ---
Governmental Authority succeeding to any of its principal functions under the Code.

                  "Latest Projections" means: (a) on the Closing Date and
                   ------------------
thereafter until the Agent receives new projections pursuant to Section 5.2(e),
                                                                -------------
the projections of each Borrower's financial condition, results of operations, and cash flows, for the period commencing on January 1, 2004 and ending on December 31, 2004 and delivered to the Agent prior to the Closing Date; and (b) thereafter, the projections most recently received by the
Agent pursuant to Section 5.2(e).
                  --------------

                  "Lease Trust" means MW 1997-1 Trust, a bankruptcy-remote
                   -----------
trust.

                                  Annex A
                                  -------

                  "Lender" and "Lenders" have the meanings specified in the
                   ------       -------
introductory paragraph hereof and shall include the Agent to the extent of any Agent Advance outstanding and the Bank to the extent of any Non-Ratable Loan outstanding; provided that no such Agent Advance or Non-Ratable Loan
                  --------
shall be taken into account in determining any Lender's Pro Rata Share.

                  "Letter of Credit" has the meaning specified in
                   ----------------
Section 1.4(a).
--------------

                  "Letter of Credit Fee" has the meaning specified in
                   --------------------
Section 2.6.
-----------

                  "Letter of Credit Issuer" means the Bank, any Affiliate of
                   -----------------------
the Bank or any other financial institution that issues any Letter of Credit pursuant to this Agreement.

                  "LIBOR Rate" means, for any Interest Period, with respect
                   ----------
to LIBOR Rate Loans, the rate of interest per annum determined pursuant to the following formula:

                  LIBOR Rate  =            Offshore Base Rate
                                 ----------------------------------------
                                   1.00 - Eurodollar Reserve Percentage

                  Where,

                  "Offshore Base Rate" means the rate per annum appearing on
                   ------------------
         Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more
                                                  --------  -------
         than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. If for any reason none of the foregoing rates is available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum determined by Agent as the rate of interest at which dollar deposits in the approximate amount of the LIBOR Rate Loan comprising part of such Borrowing would be offered by the Bank's London Branch to major banks in the offshore dollar market at their request at or about 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; and

                  "Eurodollar Reserve Percentage" means, for any day during
                   -----------------------------
         any Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day applicable to member banks under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Offshore Base

                                  Annex A
                                  -------

         Rate for each outstanding LIBOR Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

                  "LIBOR Rate Loans" means, collectively, the LIBOR
                   ----------------
Revolving Loans.

                  "LIBOR Revolving Loan" means a Revolving Loan during any
                   --------------------
period in which it bears interest based on the LIBOR Rate.

                  "Lien" means: (a) any interest in property securing an
                   ----
obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including a security interest, hypothec, charge, claim, or lien arising from a mortgage, deed of trust, charge, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (b) to the extent not included under clause
                                                                     ------
(a), (i) any reservation, exception, encroachment, easement, right-of-way,
---
covenant, condition, restriction, lease or other title exception or encumbrance affecting property and (ii) any other lien, charge, privilege, secured claim, title retention, garnishment right, deemed trust, encumbrance or other right affecting property, choate or inchoate, whether or not crystallized or fixed, whether or not for amounts due or accruing due, arising by any statute, act or law of any jurisdiction, at common law, in equity or by any agreement; and (c) any contingent or other agreement to provide any of the foregoing.

                  "Loan Account" means the loan account of each Borrower,
                   ------------
which account shall be maintained by the Agent.

                  "Loan Documents" means this Agreement, the Notes, the
                   --------------
Intellectual Property Security Agreement, the Security Agreement, the Mortgages, the Pledge Agreement, the Parent/Subsidiary Guarantee, the Canadian Guarantee, the Canadian Security Documents, and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement.

                  "Loan Parties" means collectively, the Borrowers and the
                   ------------
Guarantors.

                  "Loans" means, collectively, all loans and advances
                   -----
provided for in Article 1, but does not include Bank Products.

                  "Majority Lenders" means at any date of determination
                   ----------------
Lenders whose Pro Rata Shares aggregate more than 50%.

                  "Margin Stock" means "margin stock" as such term is
                   ------------
defined in Regulation T, U or X of the Federal Reserve Board.

                  "Material Adverse Effect" means (a) a material adverse
                   -----------------------
change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of (x) Parent,
(y) any of Parent's primary operating divisions (i.e., print or envelopes), taken as a whole, or (z) the Collateral; (b) a material impairment of the ability of (x) Parent or (y) the Loan Parties making up any of Parent's primary operating divisions, taken as a whole, to

                                  Annex A
                                  -------
perform under any Loan Document to which it is or to which they are a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against (x) Parent or (y) the Loan Parties making up any of Parent's primary operating divisions, taken as a whole, of any Loan Document to which it is or they are a party.

                  "Maximum PP&E Loan Amount" means as of the Initial Funding
                   ------------------------
Date, $75,000,000; provided, however, that such amount shall be reduced: (i)
                   --------  -------
on the first day of each month commencing April 1, 2004, by $893,000 (which amount may be adjusted from time to time as provided in the following sentence); and (ii) upon a Loan Party's receipt of the net proceeds of certain Permitted Dispositions, the net proceeds of certain incurrences of Debt, or certain insurance or condemnation proceeds, by the amount of such net proceeds as set forth in Section 3.3. On the first day of any month
                             -----------
after a reduction of $5,000,000 or more pursuant to clause (ii) of the preceding sentence, the amount of the scheduled monthly reduction under clause (i) of the preceding sentence shall be adjusted to an amount equal to
(y) the reduced Maximum PP&E Loan Amount then in effect, divided by (z) the number of whole and partial months remaining before April 1, 2011.

                  "Maximum Revolver Amount" means $300,000,000; provided,
                   -----------------------                      --------
however, that Borrowers may from time to time at their option reduce
-------
permanently the Maximum Revolving Amount in increments of $5,000,000, so long as: (i) Borrowers notify Agent at least 30 days in advance of their intent to exercise such option; (ii) Borrowers repay, on the effective date of such reduction, the amount, if any, by which the Aggregate Revolver Outstandings on such date exceed the Maximum Revolver Amount, as reduced,
(iii) no Default or Event of Default exists on the date of such reduction, or would exist as a result thereof, (iv) the Maximum PP&E Loan Amount shall be reduced if necessary, at the same time, so that the ratio of the Maximum PP&E Loan Amount (as reduced) to the Maximum Revolver Amount (as reduced) does not exceed that existing on the Initial Funding Date; and (v) the Maximum Revolver Amount shall not be reduced below $200,000,000. Concurrently with any such reduction in the Maximum Revolver Amount, each Lender's Commitment shall be reduced by its Pro Rata Share of such reduction in the Maximum Revolver Amount.

                  "Mortgages" means and includes any and all of the
                   ---------
mortgages, charges, deeds of trust, deeds to secure debt, assignments and other instruments executed and delivered by a Borrower (or any other Loan Party) to or for the benefit of the Agent by which the Agent, on behalf of the Lenders, acquires a Lien on any Real Estate or a collateral assignment of a Borrower's (or a Loan Party's) interest under leases of Real Estate, and all amendments, modifications and supplements thereto.

                  "Multi-employer Plan" means a "multi-employer plan" as
                   -------------------
defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding 6 years contributed to by any Borrower or any ERISA Affiliate of any Borrower.

                  "Net Amount of Eligible Accounts" means, at any time, the
                   -------------------------------
gross amount of Eligible Accounts, calculated in Dollars, less sales, excise or similar taxes, and less returns, discounts, claims, credits, allowances, accrued rebates, offsets, deductions, counterclaims,

                                  Annex A
                                  -------
disputes, unapplied cash, and other defenses of any nature at any time issued, owing, granted, outstanding, available or claimed.

                  "Net Amount of Eligible Canadian Accounts" means, at any
                   ----------------------------------------
time, the gross amount of Eligible Canadian Accounts, calculated in US Dollars, less sales, excise or similar taxes, and less returns, discounts, claims, credit, allowances, accrued rebates, offsets, deductions, counterclaims, disputes, unapplied cash, and other defenses of any nature at any time issued, owing, granted, outstanding, available or claimed.

                  "Net Amount of Equipment Dispositions" means, for any
                   ------------------------------------
calendar year, the sum of (i) the net book value of all Equipment (other than Eligible Equipment) that is sold or disposed of in such year under paragraph (b)(i) of the definition of "Permitted Disposition" and that has
----------------
not been replaced within 180 days by new Equipment acquired by Parent and the other Loan Parties (valued at the lower of Fair Market Value or net book value) in which the Agent has been granted a perfected first priority Lien, plus (ii) the net book value of all Equipment (other than Eligible
----
Equipment) that is traded in or exchanged in such year under paragraph (b)(iv)
                                                             -----------------
of the definition of "Permitted Disposition", but only to the extent that the value of the Equipment acquired in such transactions (at the lower of Fair Market Value or net book value) in which the Agent has been granted a perfected first priority Lien is less than the net book value of all such traded in or exchanged Equipment.

                  "Non-Ratable Loan" and "Non-Ratable Loans" have the
                   ----------------       -----------------
meanings specified in Section 1.2(h).
                      --------------

                  "Notes" means the Revolving Loan Notes.
                   -----

                  "Notice of Borrowing" has the meaning specified in
                   -------------------
Section 1.2(b).
--------------

                  "Notice of Continuation/Conversion" has the meaning
                   ---------------------------------
specified in Section 2.2(b).
             --------------

                  "Obligations" means all present and future loans,
                   -----------
advances, liabilities, obligations, covenants, duties, and debts owing by any Borrower to the Agent and/or any Lender, arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including all principal, interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to any Borrower hereunder or under any of the other Loan Documents. "Obligations" includes, without limitation, (a) all debts, liabilities, and obligations now or hereafter arising from or in connection with the Letters of Credit and (b) all debts, liabilities and obligations now or hereafter arising from or in connection with Bank Products. Notwithstanding anything contained in this Agreement or in any other Loan Document to the contrary, for purposes of determining the portion of Obligations arising out of Bank Products ("Bank Product Obligations") that are subject to the Lien of Agent or any Lender pursuant to this Agreement or any Loan Document (the "Secured Bank Product Obligations"), the maximum amount of any Secured Bank Product Obligations at any time shall be the lesser of (a) the total amount of Bank Product Obligations then existing, or (b) the difference of (i)

                                  Annex A
                                  -------

$300,000,000 minus (ii) the total amount of Obligations then existing
             -----
hereunder or otherwise secured pursuant to the Loan Documents other than the Bank Product Obligations. To the extent that the Bank Product Obligations exceed the Secured Bank Product Obligations, such excess shall be apportioned among all Lenders that have extended Bank Products pro rata based on their shares of total Bank Product Obligations, and such excess amount shall be deemed to be unsecured.

                  "Original Credit Agreement" has the meaning given that
                   -------------------------
term in the recitals to the Agreement.

                  "Other Taxes" means any present or future stamp or
                   -----------
documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

                  "Parent" has the meaning specified in the introductory
                   ------
paragraph hereof.

                  "Parent/Subsidiary Guaranty" means the Guaranty dated as
                   --------------------------
of the Initial Funding Date from Parent and the Subsidiaries of Parent (other than the Borrowers, the Canadian Guarantors, and any Excluded Subsidiaries) to the Agent, for its benefit and the benefit of the Lenders.

                  "Participant" means any Person who shall have been granted
                   -----------
the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

                  "Payment Account" means each bank account established
                   ---------------
pursuant to the Security Agreement or any other Loan Document, to which the proceeds of Accounts and other Collateral are deposited or credited, and which is maintained in the name of the Agent or any Borrower as the Agent may determine, on terms acceptable to the Agent.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any
                   ----
Governmental Authority succeeding to the functions thereof.

                  "Pending Revolving Loans" means, at any time, the
                   -----------------------
aggregate principal amount of all Revolving Loans requested in any Notice of Borrowing received by the Agent which have not yet been advanced, including any amount that Agent is entitled to charge hereunder.

                  "Pension Plan" means a pension plan (as defined in
                   ------------
Section 3(2) of ERISA) subject to Title IV of ERISA which Parent or any ERISA Affiliate of Parent sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multi-employer Plan has made contributions at any time during the immediately preceding five (5) plan years.

                  "Permitted Acquisition" means any Acquisition that
                   ---------------------
conforms to the following requirements: (i) the assets, Person, division or line of business to be acquired is primarily in a substantially similar or ancillary line of business as one or more of the Borrowers, (ii) all

                                  Annex A
                                  -------
transactions related to such Acquisition shall be consummated in accordance with applicable Requirements of Law, (iii) such Acquisition shall be non-hostile in nature, (iv) the prior, effective written consent or approval to such Acquisition of the board of directors or equivalent governing body or management having the appropriate level of authority of the acquiree is obtained, (v) with respect to any such Acquisition that is a merger or consolidation affecting a Loan Party, such Loan Party shall be the surviving entity, and (vi) immediately after giving effect to such Acquisition: (A) no Default or Event of Default exists or would result therefrom, and, for purposes of this clause, Parent shall deliver a certificate, signed by a Responsible Officer of Parent, demonstrating that Parent will continue to be in compliance with its financial covenants hereunder on a pro forma basis, taking such Acquisition into account, (B) 100% of the Capital Stock of any acquired or newly formed corporation, partnership, limited liability company or other business entity or, as the case may be, the assets, division or line of business acquired, is owned directly by the Parent or a Loan Party,
(C) all actions required to be taken with respect to any such acquired or newly formed Subsidiary under Section 7.20 shall have been taken, and (D)
                              ------------
with respect to any Acquisition where some or all of the consideration paid by Parent or any of its Subsidiaries is other than Capital Stock of Parent, Borrowers would have Availability of not less than $50,000,000 (with all obligations of Borrowers and their Subsidiaries being current) after giving effect to such Acquisition.

                  "Permitted Disposition" means, for Parent or any of its
                   ---------------------
Subsidiaries, any of the following:

                  (a) sales of Inventory in the ordinary course of such Person's business;

                  (b) so long as no Default or Event of Default exists, or would result therefrom:

                      (i) sales or dispositions of assets of any such Person that are not Accounts, Inventory, Eligible Equipment, or Equipment that is leased by a Borrower under the Fleet Lease, and other than the trade-in or exchange of Equipment, provided that (x) the applicable Person receives net
                       --------
cash proceeds from such sale or disposition of not less than 100% of the
Fair Market Value thereof, (y) the applicable Person shall deliver the net cash proceeds of any such sale or disposition to Agent for application to the Revolving Loans in accordance with Section 3.8, and any non-cash
                                       -----------
consideration received from such sale or disposition shall constitute additional Collateral, in which Agent shall have a duly perfected Lien, and
(z) such sale or disposition would not cause the aggregate net book value of all such assets (other than Equipment) sold or disposed of under this paragraph (b)(i) in any calendar year plus the Net Amount of Equipment
----------------                      ----
Dispositions for such calendar year to exceed $20,000,000;

                      (ii) (y) the sale or other disposition of any Equipment that is leased by a Borrower under the Fleet Lease, in accordance with the terms thereof, and (z) the contemporaneous contribution to the Lease Trust of one or more items of Equipment owned by such Person as a replacement for one or more items of Equipment that are sold or otherwise disposed of under the preceding clause (y), provided that, if such contributed Equipment was
              ----------  --------
Eligible Equipment, the Maximum PP&E Loan Amount shall be reduced in accordance with Section 3.3;
                -----------

                                  Annex A
                                  -------

                      (iii) sales or dispositions (other than the trade-in or exchange) of Eligible Equipment of any Borrower, provided that (y) the
                                                 --------
applicable Person receives net cash proceeds from such sale or disposition of not less than 100% of the orderly liquidation value (or Fair Market
Value, if lower) thereof, and (z) the applicable Person shall deliver the net cash proceeds of any such sale or disposition to Agent for application to the Revolving Loans and reduction of the Maximum PP&E Loan Amount in accordance with Sections 3.3 and 3.8, and any non-cash consideration
                ------------     ---
received from such sale or disposition shall constitute additional
Collateral, in which Agent shall have a duly perfected Lien;

                      (iv) the trade-in or contemporaneous exchange of one or more pieces of Equipment in connection with the ordinary course acquisition of new Equipment by Parent or one of its Subsidiaries, provided that (x) the
                                                    --------
applicable Person receives a credit toward the acquisition of the new
Equipment of at least 100% of the Fair Market Value of any traded-in or exchanged Equipment that is not Eligible Equipment, or 100% of the orderly liquidation value (or Fair Market Value, if lower), of any traded-in or exchanged Eligible Equipment, (y) if the Equipment being traded in or exchanged is Eligible Equipment, then the Maximum PP&E Loan Amount shall be reduced in accordance with Section 3.3, and (z) such trade-in or exchange
                           -----------
would not cause the sum of the Net Amount of Equipment Dispositions in any calendar year plus the aggregate net book value of all assets (other than
              ----
Equipment) sold or disposed of under paragraph (b)(i) in such calendar year
                                     ----------------
to exceed $20,000,000;

                      (v) sales for cash of Accounts that are not Eligible Accounts (and were not Eligible Accounts as of the most recent Borrowing
Base Certificate delivered to Agent prior to such sale), so long as any such sale shall be an arm's length transaction, and the net cash proceeds of such sales are delivered to Agent for application to the Revolving Loans in accordance with Section 3.8;
                -----------

                      (vi)   Permitted Intercompany Transfers;

                      (vii) the sale of any of the parcels of Real Estate identified on Schedule P-1, provided that the applicable Person shall
              ------------  --------
deliver the net cash proceeds of any such sale or disposition to Agent for application to the Revolving Loans in accordance with Section 3.8, and any
                                                      -----------
non-cash consideration received from such sale or disposition shall constitute additional Collateral, in which the Agent shall have a duly perfected Lien; and

                      (viii) the disposition of any parcel of Real Estate
of Parent or any of its Subsidiaries in a contemporaneous exchange with another unaffiliated Person for any other parcel of Real Estate, provided,
                                                                 --------
that Borrowers shall have provided the Agent with evidence, satisfactory to the Agent in its sole discretion, that the Real Estate acquired in such exchange shall be of equal value, free of Liens (other than Liens in favor of Agent and Permitted Liens), and free of Environmental Liens (and in compliance with all Environmental Laws), and the acquiring Person shall have taken all steps required by the Agent to perfect the Agent's Lien on such acquired Real Estate.

                                  Annex A
                                  -------

                  "Permitted Intercompany Transfers" means:
                   --------------------------------

                  (a) the transfer (by sale, contribution, dividend, or otherwise) by any Subsidiary of Parent of its assets to a Borrower, provided, that (i) such transfer is not of substantially all of such
--------
Subsidiary's assets, (ii) Agent's existing Liens, if any, in such transferred assets shall remain unimpaired, (iii) the acquiring Borrower shall enter into any documentation reasonably requested by Agent to evidence or continue such Agent's Liens, and (iv) no Default or Event of Default then exists or would result therefrom;

                  (b) the transfer (by sale, contribution, dividend, or otherwise) by any Subsidiary of Parent that is not a Loan Party of its assets to another Subsidiary of Parent, provided, that (i) such transfer is
                                        --------
not of substantially all of such Subsidiary's assets, (ii) the acquiring Person, if a Loan Party, shall enter into any documentation reasonably requested by Agent to grant the Agent a Lien in such assets, and (iii) no Default or Event of Default then exists or would result therefrom; and

                  (c) the transfer (by sale, contribution, dividend, or otherwise) by any Guarantor of its assets to another Guarantor, provided,
                                                                --------
that (i) such transfer is not of substantially all of such Guarantor's assets, (ii) Agent's existing Liens, if any, in such transferred assets shall remain unimpaired, (iii) the acquiring Guarantor shall enter into any documentation reasonably requested by Agent to evidence or continue such Agent's Liens, and (iv) no Default or Event of Default then exists or would result therefrom.

                  "Permitted Liens" means:
                   ---------------

                  (a) Liens for taxes not delinquent or statutory Liens for taxes in an amount not to exceed $500,000 provided that the payment of such taxes which are due and payable is being contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established on the relevant Borrower's books and records and a stay of enforcement of any such Lien is in effect;

                  (b) the Agent's Liens;

                  (c) Liens consisting of deposits made in the ordinary course of business in connection with, or to secure payment of, obligations under worker's compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of Debt) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of Debt) or to secure statutory obligations (other than liens arising under ERISA or Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds;

                  (d) Liens securing the claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, provided that if any such Lien arises from the nonpayment of such claims or
--------
demand when due, such claims or demands do not exceed $500,000 in the aggregate;

                                  Annex A
                                  -------

                  (e) Liens constituting encumbrances in the nature of reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate; provided that they do not in the aggregate
                           --------
materially detract from the value of the Real Estate or materially interfere with its use in the ordinary conduct of any Borrower's business;

                  (f) Liens arising from judgments and attachments in connection with court proceedings not constituting an Event of Default, provided that such Liens if enforced would not result in a Material Adverse Effect and such Liens are being contested in good faith by appropriate proceedings, adequate reserves have been set aside and no material Property is subject to a material risk of loss or forfeiture and the claims in respect of such Liens are fully covered by insurance (subject to ordinary and customary deductibles) and a stay of execution pending appeal or proceeding for review is in effect;

                  (g) Liens on specific tangible assets where such assets are acquired in Permitted Acquisitions after the Initial Funding Date; provided, that (A) such Liens existed at the time of the Permitted
--------
Acquisition and were not created in anticipation thereof, (B) any such Lien does not by its terms cover any assets after the time of the Permitted Acquisition which were not covered immediately prior thereto, and (C) any such Lien does not by its terms secure any Debt other than Debt existing immediately prior to the time of the Permitted Acquisition;

                  (h) Liens on assets of Subsidiaries of Parent where such Subsidiaries are acquired in Permitted Acquisitions after the Initial Funding Date; provided, that (A) such Liens existed at the time of the
              --------
Permitted Acquisition of such Subsidiary and were not created in anticipation thereof, and (B) any such Lien does not by its terms secure any Debt other than Debt permitted under Section 7.13;
                                     ------------

                  (i) Liens, if any, in effect as of the Closing Date described in Schedule 6.9 securing Debt described in Schedule 6.9;
                                           ------------

                  (j) Liens securing Debt permitted in Section 7.13(d); and
                                                       ---------------

                  (k) Liens securing Capital Leases and purchase money Debt permitted in Section 7.13(e).
             ---------------

                  "Permitted Stock Repurchases" means the purchase by Parent
                   ---------------------------
of its Capital Stock, provided that (a) no Default or Event of Default
                      --------
exists or would result therefrom, and, for purposes of this clause, Parent shall have delivered a certificate, signed by a Responsible Officer of Parent, demonstrating that Parent will continue to be in compliance with its financial covenants hereunder on a pro forma basis, taking such purchase into account, and (b) Borrowers would have Availability of not less than $50,000,000 (with all obligations of Borrowers and their Subsidiaries being current) after giving effect to such purchase.

                  "Permitted Strategic Investment" means any investment by
                   ------------------------------
Parent or any of its Subsidiaries that conforms to the following requirements: (i) the Person in whom such investment is made is in a substantially similar or ancillary line of business as one or more of the Borrowers, (ii) all transactions related to such investment shall be consummated in accordance with applicable Requirements of Law, (iii) such investment shall be non-hostile in nature,

                                  Annex A
                                  -------

(iv) such investment does not constitute an Acquisition, (v) the aggregate amount of consideration (other than Capital Stock of Parent) paid by Parent or any of its subsidiaries for all such investments since the Closing Date shall not exceed $20,000,000, and (vi) immediately after giving effect to such investment: (A) no Default or Event of Default exists or would result therefrom, and, for purposes of this clause, Parent shall deliver a certificate, signed by a Responsible Officer of Parent, demonstrating that Parent will continue to be in compliance with its financial covenants hereunder on a pro forma basis, taking such investment into account, (B) any investment securities resulting from such investment shall be owned directly by the Parent or a Loan Party, and such Person shall have taken all actions required by the Agent with respect to perfecting the Agent's Liens in any such investment securities resulting from such investment, and (C) with respect to any investment where some or all of the consideration paid by Parent or any of its Subsidiaries is other than Capital Stock of Parent, Borrowers would have Availability of not less than $50,000,000 (with all obligations of Borrowers and their Subsidiaries being current) after giving effect to such investment.

                  "Person" means any individual, sole proprietorship,
                   ------
partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

                  "Plan" means an employee benefit plan (as defined in
                   ----
Section 3(3) of ERISA) which Parent, any Subsidiary of Parent, or any ERISA Affiliate of Parent sponsors or maintains or to which Parent, any Subsidiary of Parent, or any ERISA Affiliate of Parent makes, is making, or is obligated to make contributions and includes any Pension Plan.

                  "Pledge Agreement" means any of the Stock Pledge
                   ----------------
Agreements, of even date herewith, between one or more of the Loan Parties, on the one hand, and Agent, on the other hand.

                  "PPSA" means the Personal Property Security Act of
                   ----
Ontario, and all regulations thereunder, as amended from time to time, and any successor legislation.

                  "Priority Payable Reserve" means any reserve that the
                   ------------------------
Agent may from time to time establish (in its sole discretion) with respect to the Canadian Guarantors to cover any amount payable by any Canadian Guarantor which is secured by a Lien which would rank or would be capable of ranking prior to or pari passu with the Agent's Liens (in the event Agent were granted Liens) on any Accounts of such Canadian Guarantor, including amounts owing for wages, vacation pay, severance pay, employee deductions, sales tax, excise tax, tax payable pursuant to Part IX of the Excise Tax Act (Canada) (net of GST input credits) or similar applicable provincial legislation, income tax, workers compensation, government royalties, pension fund obligations, overdue rents, and other statutory or other claims that would have or might have priority over any Liens granted to Agent in the future.

                  "Proprietary Rights" means, as to any Person, all of such
                   ------------------
Person's now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, trade secrets, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, including (for Borrowers) those patents, trademarks, service

                                  Annex A
                                  -------
marks, trade names and copyrights set forth on Schedule 6.12 hereto, and all
                                               -------------
other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

                  "Pro Rata Share" means, with respect to a Lender, a
                   --------------
fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Loans owed to such Lender and the denominator of which is the aggregate amount of the Loans owed to the Lenders, in each case giving effect to a Lender's participation in non-settled Non-Ratable Loans and Agent Advances.

                  "Real Estate" means, as to any Person, all of such
                   -----------
Person's now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interests, together with all of such Person's now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto and the easements appurtenant thereto.

                  "Release" means a release, spill, emission, leaking,
                   -------
pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate of Parent or any of its Subsidiaries, or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Real Estate of Parent or any or its Subsidiaries, or other property.

                  "Reportable Event" means, any of the events set forth in
                   ----------------
Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

                  "Required Lenders" means at any time Lenders whose Pro
                   ----------------
Rata Shares aggregate more than 66-2/3%.

                  "Requirement of Law" means, as to any Person, any law
                   ------------------
(statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

                  "Reserves" means reserves that limit the availability of
                   --------
credit hereunder, consisting of reserves against Availability, Eligible Accounts, Eligible Canadian Accounts, Eligible Equipment, or Eligible Inventory, established by Agent from time to time in Agent's reasonable credit judgment. Without limiting the generality of the foregoing, the following reserves shall be deemed to be a reasonable exercise of Agent's credit judgment: (a) Bank Product Reserves, (b) a reserve for accrued, unpaid interest on the Obligations, (c) reserves for at least three months of rent at leased locations subject to statutory or contractual landlord liens or where Agent has not received an acceptable agreement from the landlord, (d) Environmental Compliance Reserves, (e) customs charges, (f) Dilution Reserve, (g) Canadian Reserves, (h) warehousemen's or bailees' charges, and (i) reserves for deficiencies in any Plan or Foreign

                                  Annex A
                                  -------

Plan which could potentially result in statutory liens that are not junior in priority to the Agent's Lien.

                  "Responsible Officer" means, as to Parent or any Borrower
                   -------------------
(including the Administrative Borrower), the chief executive officer of such Person or the president, or any other officer of such Person having substantially the same authority and responsibility (including the Senior Vice President-Corporate Development and Chief Legal Officer); or, with respect to compliance with financial covenants and the preparation of the Borrowing Base Certificate, the chief financial officer or the treasurer of the Administrative Borrower, or any other officer of Administrative Borrower (including the Vice President-Controller) having substantially the same authority and responsibility.

                  "Restricted Investment" means, as to any Person, any
                   ---------------------
acquisition of property by such Person in exchange for cash or other property, whether in the form of an Acquisition or any other acquisition of stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other property, or a loan, advance, capital contribution, or subscription, except the following (in each case only so long as Agent has a perfected Lien therein subject only to Permitted Liens): (a) acquisitions of Equipment to be used in the business of such Person (including the purchase of Equipment subject to the Fleet Lease, at the termination thereof); (b) acquisitions of Inventory in the ordinary course of business of such Person; (c) acquisitions of current assets acquired in the ordinary course of business of such Person; (d) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations
                                            --------
mature within one year from the date of acquisition thereof; (e) acquisitions of certificates of deposit maturing within one year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States of America or any state thereof having capital and surplus aggregating at least $100,000,000; (f) acquisitions of commercial paper given a rating of "A2" or better by Standard & Poor's Corporation or "P2" or better by Moody's Investors Service, Inc. and maturing not more than one year from the date of creation thereof; (g) Hedge Agreements; and (h) investments in money market or other mutual funds at least 95% of whose assets comprise securities described in clauses (d) through (g) above.
             -----------         ---

                  "Revolving Loans" has the meaning specified in Section 1.2
                   ---------------                               -----------
and includes each Agent Advance and Non-Ratable Loan, but excludes Bank
Products.

                  "Revolving Loan Note" and "Revolving Loan Notes" have the
                   -------------------       --------------------
meanings specified in Section 1.2(a)(ii).
                      ------------------

                  "Security Agreement" means the Second Amended and Restated
                   ------------------
Security Agreement of even date herewith among the Borrowers and Agent for the benefit of Agent and other Lenders.

                  "Senior Subordinated Notes" means those certain 7-7/8%
                   -------------------------
Senior Subordinated Notes, due 2013, of Mail-Well I, issued pursuant to the Senior Subordinated Note Indenture.

                                  Annex A
                                  -------

                  "Senior Subordinated Note Indenture" means that certain
                   ----------------------------------
Indenture, dated as of February 4, 2004, among Mail-Well I, certain Affiliates of Mail-Well I as guarantors, and U.S. Bank, National
Association, as trustee.

                  "Senior Unsecured Notes" means those certain 9-5/8% Senior
                   ----------------------
Notes, due 2012, of Mail-Well I, issued pursuant to the Senior Unsecured
Note Indenture.

                  "Senior Unsecured Note Indenture" means that certain
                   -------------------------------
Indenture, dated as of March 13, 2002, among Mail-Well I, certain Affiliates of Mail-Well I as guarantors, and State Street Bank and Trust Company, as trustee, as the same may have been supplemented or amended through the Initial Funding Date.

                  "Settlement" and "Settlement Date" have the meanings
                   ----------       ---------------
specified in Section 12.15(a)(ii).
             --------------------

                  "Solvent" means, when used with respect to any Person,
                   -------
that at the time of determination:

                  (a) the assets of such Person, at a fair valuation, are in excess of the total amount of its debts (including contingent liabilities); and

                  (b) the present fair saleable value of its assets is greater than its probable liability on its existing debts as such debts become absolute and matured; and

                  (c) it is then able and expects to be able to pay its debts (including contingent debts and other commitments) as they mature; and

                  (d) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

                  For purposes of determining whether a Person is Solvent, the amount of any contingent liability shall be computed as the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Specified Canadian Guarantors" means Precision Fine Papers
                   -----------------------------
Inc., Regional Envelope Products Inc. - Produits Enveloppe Regional Inc., and Envelope Inc. - Enveloppe Transit Inc., companies organized under the federal and provincial laws of Canada.

                  "Stated Termination Date" means June 28, 2008.
                   -----------------------

                  "Subsidiary" of a Person means any corporation,
                   ----------
association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting Capital Stock, is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of Parent.

                  "Supporting Letter of Credit" has the meaning set forth in
                   ---------------------------
Section 1.4(g).
--------------
                                  Annex A
                                  -------

                  "Taxes" means any and all present or future taxes, levies,
                   -----
imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by the Agent's or each Lender's net income in any jurisdiction (whether federal, state or local and including any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a lending office.

                  "Termination Date" means the earliest to occur of (i) the
                   ----------------
Stated Termination Date, (ii) the date the Total Facility is terminated either by the Borrowers pursuant to Section 3.2 or by the Required Lenders
                                    -----------
pursuant to Section 9.2, and (iii) the date this Agreement is otherwise
            -----------
terminated for any reason whatsoever pursuant to the terms of this Agreement.

                  "Total Facility" has the meaning specified in Section 1.1.
                   --------------                               -----------

                  "UCC" means the Uniform Commercial Code, as in effect from
                   ---
time to time, of the State of California or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests; provided, that to the extent that
                                           --------
the UCC is used to define any term herein or in any other documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

                  "Unfunded Pension Liability" means the excess of a Plan's
                   --------------------------
benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

                  "Unused Letter of Credit Subfacility" means an amount
                   -----------------------------------
equal to $50,000,000 minus the sum of (a) the aggregate undrawn amount of
                     -----
all outstanding Letters of Credit plus, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

                  "Unused Line Fee" has the meaning specified in Section 2.5.
                   ---------------                               -----------

         2.       Accounting Terms. Any accounting term used in the Agreement
                  ----------------
shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations in the Agreement shall be computed, unless otherwise specifically provided therein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements; provided, however, that if GAAP shall have been modified after
            --------  -------
the Initial Funding Date and the application of such modified GAAP shall have a material effect on such financial computations (including the computations required for the purpose of determining compliance with the covenants set forth in Article 7), then such computations shall be made and
                       ---------
such financial statements, certificates and reports shall be prepared, and all accounting terms not otherwise defined herein shall be construed, in accordance with GAAP as in effect prior to such modification, unless and until the Majority Lenders and Parent shall have agreed upon the terms of the application of such modified GAAP.

                                  Annex A
                                  -------

         3.       Interpretive Provisions.
                  -----------------------

                  (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

                  (b) The words "hereof," "herein," "hereunder" and similar words refer to the Agreement as a whole and not to any particular provision of the Agreement; and Subsection, Section, Schedule and Exhibit references are to the Agreement unless otherwise specified.

                  (c) (i)   The term "documents" includes any and all
instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                      (ii) The term "including" is not limiting and means "including without limitation."

                      (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                      (iv)  The word "or" is not exclusive.

                  (d) Unless otherwise expressly provided herein, (i) references to agreements (including the Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (e) The captions and headings of the Agreement and other Loan Documents are for convenience of reference only and shall not affect the interpretation of the Agreement.

                  (f) The Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

                  (g) For purposes of Section 9.1, a breach of a financial
                                      -----------
covenant contained in Sections 7.22-7.23 shall be deemed to have occurred as
                      ------------------
of any date of determination thereof by the Agent or as of the last day of any specified measuring period, regardless of when the Financial Statements or other certificates reflecting such breach are delivered to the Agent.

                  (h) With respect to any action required to be performed by a party hereto on a date which would not be a Business Day, such performance shall be deemed to be required on the first Business Day thereafter.

                  (i) The Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Parent, the Canadian

                                  Annex A
                                  -------

Guarantors, the Borrowers and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent's or Lenders' involvement in their preparation.


                                  Annex A
                                  -------

                                SCHEDULE C-1
                                ------------
                            LENDERS' COMMITMENTS
                            --------------------

----------------------------------------------------------------------
             LENDER                                   COMMITMENT
             ------                                   ----------

----------------------------------------------------------------------
Bank of America, N.A.                                 $35,000,000
----------------------------------------------------------------------
Fleet Capital Corporation                             $35,000,000
----------------------------------------------------------------------
General Electric Capital Corporation                  $35,000,000
----------------------------------------------------------------------
Wachovia Bank, National Association                   $35,000,000
----------------------------------------------------------------------
JPMorgan Chase Bank                                   $35,000,000
----------------------------------------------------------------------
Wells Fargo Foothill, Inc.                            $35,000,000
----------------------------------------------------------------------
PNC Bank, National Association                        $20,000,000
----------------------------------------------------------------------
The CIT Group/Business Credit, Inc.                   $20,000,000
----------------------------------------------------------------------
Merrill Lynch Capital                                 $20,000,000
----------------------------------------------------------------------
Washington Mutual Bank                                $15,000,000
----------------------------------------------------------------------
U.S. Bank, National Association                       $15,000,000
----------------------------------------------------------------------

                                Schedule C-1
                                ------------